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                                                                  EXHIBIT 10.20

                            ASSET PURCHASE AGREEMENT

                                     BETWEEN

                      LET'S TALK CELLULAR OF AMERICA, INC.

                                       AND

                           NORTH POINT CELLULAR, INC.

                                       AND

                                MICHAEL WEINSTOCK

                                       AND

                                   MARC GREENE



                                 AUGUST 31, 1996


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         THIS AGREEMENT, dated as of August 31, 1996, is entered into by and among Let's Talk Cellular of America, Inc., a Florida corporation having its principal offices at 5200 N.W. 77th Court, Miami, Florida 33166 (the "Buyer"), and North Point Cellular, Inc., a Georgia corporation having its principal offices at 990 Holcomb Bridge Road, Suite 2, Roswell, Georgia 30076 (the "Seller"), and Michael Weinstock and Marc Greene (each individually, a "Shareholder" and together, the "Shareholders"; and the Shareholders and the Seller are collectively, the "Selling Parties" and each individually, a "Selling Party").

                                    ARTICLE 1
                  PURCHASE OF ASSETS; ASSUMPTION OF LIABILITIES

         1.1 Purchase of Assets. Subject to the terms and conditions set forth in this Agreement, the Seller agrees to sell, assign and transfer to the Buyer, and the Buyer agrees to purchase and acquire from the Seller on the Closing Date, all of the assets of the Seller, except for the Excluded Assets (collectively, the "Purchased Assets"), including, without limitation, the assets of the Seller set forth on Schedule 1.1 hereto.

         1.2  Excluded Assets.  The assets of the Seller set forth on Schedule
1.2 hereto shall not be transferred to the Buyer and are excluded from this Agreement (collectively, the "Excluded Assets").

         1.3 Assumption of Liabilities. The Buyer agrees to assume and discharge only the liabilities and obligations of the Seller set forth on
Schedule 1.3 hereto (collectively, the "Assumed Liabilities").

         1.4 Excluded Liabilities. All other liabilities of the Seller (the "Excluded Liabilities"), including, without limitation, the liabilities set forth on Schedule 1.4 hereto, shall not be assumed by the Buyer and shall be paid by the Seller.

                                    ARTICLE 2
                                 CLOSING MATTERS

         2.1 Date and Time. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Weinstock & Scavo, P.C., at 10:00 a.m. on the date hereof (the "Closing Date").

         2.2 Closing. At the Closing, and on the basis of the representations, warranties, covenants and agreements made herein and in the schedules hereto and in the certificates and other instruments delivered pursuant hereto, and subject to the terms and conditions hereof:

              (a) Transfer of Purchased Assets. The Seller shall transfer, convey, sell, assign and deliver to the Buyer all of the Seller's right, title and interest in the Purchased Assets by delivering to the Buyer bills of sale, assignments, and documents of conveyance, each duly executed and acknowledged by the Seller, and such other good and sufficient instruments of


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transfer and conveyance as shall be effective to vest in the Buyer all of the
Seller's right, title and interest in the Purchased Assets.

              (b) Purchase Price. The Buyer shall pay to the Seller the purchase price (the "Purchase Price") for the Purchased Assets by paying to the Seller the sum of $250,000.00 in cash or other immediately available funds, as adjusted pursuant to Section 2.4.

         2.3 Deliveries at Closing. At the Closing, the following documents shall be delivered:

              (a)  Assignments.   The Seller shall execute and deliver to the
Buyer the following assignments:

                   (i) an assignment of the Airtouch Agreement (as hereinafter defined), in the form attached hereto as
                         Exhibit 2.3(a)(i) (the "Airtouch Assignment"),

                   (ii) an assignment of each Lease (as hereinafter defined), substantially in the form attached hereto as Exhibit 2.3(a)(ii),

                   (iii) an assignment of the Advertising Agreement (as
                         hereinafter defined), substantially in the form attached hereto as Exhibit 2.3(a)(iii); and

                   (iv) an assignment covering each Customer Activation Agreement (as hereinafter defined) in the form attached hereto as Exhibit 2.3(a)(iv).

              (b) Bill of Sale. The Seller shall execute and deliver to the Buyer a bill of sale in the form attached hereto as Exhibit 2.3(b) (the "Bill of Sale").

              (c)  [Intentionally Omitted]

              (d) Legal Opinion. Legal counsel for the Selling Parties shall deliver a legal opinion to the Buyer in substantially the form attached hereto as Exhibit 2.3(d).

              (e) Employee Records. The Seller shall deliver to the Buyer all personnel records in the Seller's possession.

              (f)  Secretary's Certificate.   The Seller shall execute and
deliver to the Buyer a Secretary's Certificate, in the form attached hereto as
Exhibit 2.3(f).

              (g)  Name Change by the Seller. The Seller shall deliver to
Buyer, prior to the earlier of (x) the date 30 days from the date hereof and (y) the date of the release of funds from escrow provided for in the Consulting Agreement, evidence that it has changed its corporate name to a name that is dissimilar to, and not a variation of, North Point Cellular, Inc.

              (h) Affidavit of Michael Weinstock. Michael Weinstock shall execute and deliver to the Buyer an affidavit, in the form attached hereto as
Exhibit 2.3(h).



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              (i)  Customer Activation Agreements.  The Seller shall deliver to the Buyer substantially all copies and originals of the Customer Activation Agreements.

              (j) Consulting Agreements. The Seller shall execute and deliver to the Buyer a consulting agreement in the form attached hereto as Exhibit 2.3(j) (the "Consulting Agreement").

              (k) Advertising Agreement. The Seller shall deliver to the Buyer a true and complete copy of the Advertising Agreement.

         2.4 Closing Date Adjustments to the Purchase Price. All payments of rent, utilities, real estate taxes and other similar obligations for the account of the Seller shall be prorated as of the Closing Date, and the Purchase Price shall be adjusted accordingly.

         2.5 Amounts owed under Airtouch Agreement. Without making any adjustment to the Purchase Price: (i) amounts due and payable to the Seller by Airtouch under the Airtouch Agreement as of the Closing Date shall be paid directly to the Seller by the Buyer upon receipt by the Buyer of such amounts from Airtouch; and (ii) amounts due and payable to Airtouch by the Seller under the Airtouch Agreement as of the Closing Date shall be offset from the amounts received by the Buyer from Airtouch which are due and payable to the Seller by Airtouch under the Airtouch Agreement as of the Closing Date described in clause
(i), provided that if such amounts due and payable to Airtouch by the Seller exceed the amounts due and payable to the Seller by Airtouch and received by the Buyer, then the Seller shall promptly reimburse the Buyer for such excess.

         2.6 Estoppel Letters . The Seller shall deliver to the Buyer as soon as practicable after Closing (i) an estoppel letter from each lessor pursuant to each of the Leases, substantially in the form attached hereto as Exhibit 2.6 (each individually, an "Estoppel Letter" and collectively, the "Estoppel Letters") and (ii) the written consent of 990 Holcomb Bridge Road Associates, the lessor pursuant to Section 8 of the lease agreement set forth in Section 5.8 with respect to the sublease set forth therein.

                                    ARTICLE 3
                    REPRESENTATIONS AND WARRANTIES OF SELLER.

         Each Selling Party hereby jointly and severally represents and warrants to the Buyer as follows as of the Closing Date:

         3.1 Due Organization. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia with full corporate power and authority to carry on its business as it is now being conducted, and to own, operate and lease its properties and assets. The Seller is duly qualified or licensed to transact business in good standing in every jurisdiction in which the conduct of its business or the ownership or lease of its properties requires it to be so qualified or licensed. The Seller has no subsidiaries.

         3.2 Due Authorization. Each Selling Party has full power and authority to enter into this Agreement and the agreements contemplated hereby and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement



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and all other agreements and transactions contemplated hereby have been duly authorized by the Board of Directors and shareholders of the Seller. This Agreement and all other agreements contemplated hereby to be entered into by any Selling Party each constitutes a legal, valid and binding obligation of such Selling Party, enforceable in accordance with its terms.

         3.3 No Violation. The execution, delivery and performance by the Selling Parties of this Agreement, and all other agreements contemplated hereby, and the fulfillment of and compliance with the respective terms hereof and thereof by such Selling Parties, do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default or event of default under, (c) result in the creation of any lien, security interest, encumbrance or charge upon the Seller's capital stock or assets (including, without limitation, the Purchased Assets) pursuant to, (d) give any third party the right to accelerate any obligations under, (e) result in a violation of, or (f) require any authorization, consent, approval, exemption or other action by, notice to, or filing with any third party or court or governmental instrumentality pursuant to, the charter or bylaws of the Seller, or, to the best knowledge of the each Selling Party, any applicable law, regulation, order, writ, statute, rule, injunction or decree of any court or governmental instrumentality or any agreement or instrument to which any of the Selling Parties or any of their properties are subject. Each Selling Party has complied, in all material respects, with all applicable laws, regulations and orders in connection with the execution, delivery and performance of this Agreement and all other agreements and transactions contemplated hereby.

         3.4 Airtouch Commission Reports. Attached as Exhibit 3.4 hereto are true and complete copies of the commission reports prepared by Airtouch for the 12 most recent monthly periods (the "Airtouch Commission Reports").

         3.5 Financial and Operating Information. The Seller has provided the Buyer with true and complete copies of each of the Seller's 12 most recent monthly statements for account number 8801317465 at Sun Trust [Atlanta, N.A.].

              (a) Leases. Each of the lease and license agreements (each individually, a "Lease" and collectively, the "Leases") to which the Seller is a party. Each Lease is set forth under item (b) in Schedule 1.1.

              (b) Customer Activation Agreements. Each customer activation agreement (collectively, the "Customer Activation Agreements") between the Seller and each customer of the Seller that is delivered to the Buyer pursuant to Section 2.3(i), which Customer Activation Agreements provide for, among other things, charge-backs to be paid to the Seller by each customer.

              (c) Advertising Agreements. That certain Advertising Agreement by and between the Seller and The Atlanta Journal Constitution (the "Advertising Agreement"),

         3.6 Assumed Liabilities. Except for the Assumed Liabilities, the Buyer shall not be subject to and shall not have assumed any obligations or liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) of the Seller.



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         3.7  Title to Purchased Assets.  The Seller has good, valid and marketable title to all Purchased Assets, and none of such property is held by the Seller under any lease or conditional sales contract, or is subject to any security agreement, lien, encumbrance, charge, equity or claim. Upon delivery to the Buyer of the bills of sale, assignments and documents of conveyance referred to in Section 2.2(a), the Buyer shall receive good, valid and marketable title to all of the Purchased Assets free and clear of all liens, encumbrances, charges, equities and claims.

         3.8  Absence of Certain Change of Events.  Except as set forth on
Schedule 3.8 hereto, since June 30, 1996, (a) there has not been, to the best knowledge of each Selling Party, (i) any material adverse change in the business, operations, properties, assets, technology, condition (financial or otherwise) or liabilities of the Seller, in its employee, customer, supplier, distributor or franchise relations or relations with Airtouch or in the prospects of the Seller's business, or (ii) any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition (financial or otherwise) of the Seller, its employee, customer, supplier, distributor or franchise relations or relations with Airtouch or the prospects of the Seller's business; and (b) the Seller has not (i) sold, transferred, leased, pledged or mortgaged or agreed to sell, transfer, lease, pledge, or mortgage any of its material assets, property or rights or canceled, waived or compromised or agreed to cancel, waive or compromise, any material debts, claims or rights, (ii) made or permitted any material amendment or early termination of any material contract, lease, agreement or license relating to the operation of its business, (iii) made any significant change in any method of accounting, or (iv) granted any general increase in the compensation of officers or employees (including, without limitation, any such increase pursuant to any bonus, pension, profit-sharing or other plan or commitment).

         3.9 Condition of Purchased Assets. To the best knowledge of each Selling Party, the Purchased Assets set forth under item (c) of Schedule 1.1 are in good operating condition and repair consistent with normal industry standards, except for ordinary wear and tear, and except for such assets which shall have been taken out of service on a temporary basis for repairs or replacement consistent with the Seller's prior practices and normal industry standards.

         3.10 Patents, Trademarks, Etc. Schedule 3.10 hereto contains a list of all of the material patents, trademarks, trade names, service marks and copyrights, and applications therefor, which are owned by or licensed to the Seller, or in which the Seller has any interest or which are presently being used in connection with the business, products or processes of the Seller's business, and any pending or current registration of any of the foregoing is set forth in Schedule 3.10 hereto. No Selling Party has been charged with infringement of, nor to the best knowledge of each Selling Party is any Selling Party threatened to be charged with infringement of, nor has any Selling Party infringed in any material respect, any unexpired patent, trademark, trademark registration, trade name, service mark, copyright, copyright registration or other proprietary right of any party in connection with the Seller's business.

         3.11 Litigation. Except as set forth on Schedule 3.11 hereto, there are no actions, suits or proceedings pending or, to the best of the knowledge of each Selling Party, threatened by or against any Selling Party, at law or in equity or before or by any governmental authority or instrumentality or before any arbitrator of any kind, (a) with respect to this Agreement or any of



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the other agreements or transactions contemplated hereby, or (b) with respect to the Purchased Assets, Assumed Liabilities or the Seller's business.

         3.12 Compliance with Law.   To the best knowledge of each Selling
Party, the Seller is and has been in material compliance with all applicable statutes, rules, regulations, ordinances, codes, orders, licenses, franchises, permits, authorizations and concessions, as such apply to the Seller's business, including, without limitation, any applicable building, zoning, antipollution, hazardous chemical, waste disposal, occupational safety, health or other law, ordinance or regulation in respect of any of the, offices, structures or operations of the Seller's business, and no Selling Party has received any notification alleging any violation of any of the foregoing.

         3.13 Consents and Approvals. To the best knowledge of each Selling Party, no notice to, consent, approval or authorization of, or declaration, filing or registration with, any federal, state or local governmental or regulatory authority, and no consent, approval or authorization of or notice to any other person or entity, is required to be made or obtained by or on behalf of any Selling Party in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

         3.14 Brokerage. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon any Selling Party.

         3.15 Leases. All amounts due and payable thereunder by the Seller, including, without limitation, all rental, maintenance and marketing payments, have been made. To the best knowledge of each Selling Party, (i) each of the Leases is valid and enforceable and is in full force and effect, and, except as set forth on Schedule 3.15 hereto, there are no defaults, or events which constitute or would constitute (with notice or lapse of time or both) defaults, by the Seller or any subsidiary under any of such Leases or, to the knowledge of any Selling Party, by any other party thereto; (ii) the execution, delivery and performance by the Selling Parties of this Agreement and the agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby will not result in the termination of, or in any increase of any amounts payable under, any Lease; (iii) no Selling Party has received any notice that the landlord with respect to any Lease would refuse to renew such Lease upon expiration of the period thereof upon substantially the same terms; and
(iv) each Lease contains the entire agreement of the parties thereto with respect to the subject matter thereof.

         3.16 Airtouch Agreement.   To the best knowledge of each Selling Party,
that certain Sales Agent Agreement for Cellular Radiotelephone Service dated October 19, 1993 by and between Airtouch and the Seller, as amended by that certain Amendment to Sales Agent Agreement for Cellular Radiotelephone Service dated April 6, 1995 by and between Airtouch and the Seller, true and complete copies of which agreement and amendment are attached hereto as Exhibit 3.16 (the Sales Agent Agreement for Cellular Radiotelephone Service as so amended, the "Airtouch Agreement") is valid and enforceable. The Airtouch Agreement contains the entire agreement of the parties thereto with respect to the subject matter thereof.

         3.17 Disclosure.   Neither this Agreement nor any of the exhibits,
attachments, written statements, documents, certificates or other items prepared for or supplied to the Buyer by or on



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behalf of any Selling Party with respect to the transactions contemplated hereby contains any untrue statement of a material fact or omits a material fact known to any Selling Party necessary to make each statement contained herein or therein not misleading. There is no fact known to any Selling Party which any Selling Party has not disclosed to the Buyer in writing and of which any Selling Party or any of the Seller's officers, directors or executive employees is aware and which could reasonably be anticipated to have a material adverse effect upon the execution, delivery or performance of this Agreement or the agreements contemplated hereby or on the consummation of the transactions contemplated hereby and thereby.

         3.18 Activations.   To the best knowledge of each Selling Party, all
activations of radiotelephone service pursuant to the Customer Activation Agreements and all other activations of radiotelephone service reported by the Seller to Airtouch for payment pursuant to the Airtouch Agreement are good and collectible. All such activations are valid, genuine and subsisting, arise out of bona fide sales of radiotelephone service.

         3.19 Customer Activation Agreements. To the best knowledge of each Selling Party, each of the Customer Activation Agreements is valid and enforceable.

         3.20 Advertising Agreement. To the best knowledge of each Selling Party, the Advertising Agreement is valid and enforceable and contains the entire agreement of the parties thereto with respect to the subject matter thereof.

         3.21 Affidavit of Michael Weinstock. To the best knowledge of each Selling Party, the Affidavit of Michael Weinstock referred to in Section 2.3(h) is true and correct as of the date hereof.

                                    ARTICLE 4
                     REPRESENTATIONS AND WARRANTIES OF BUYER

         The Buyer hereby represents and warrants to the Seller as follows as of the Closing Date:

         4.1 Due Organization. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida with full corporate power and authority to carry on its business as it is now being conducted, and to own, operate and lease its properties and assets. The Buyer is duly qualified or licensed to transact business in good standing in every jurisdiction in which the conduct of its business or the ownership or lease of its properties requires it to be so qualified or licensed.

         4.2 Due Authorization. The Buyer has full corporate power and authority to enter into this Agreement and the agreements contemplated hereby and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and all other agreements and transactions contemplated hereby have been duly authorized by the Board of Directors of the Buyer and no other corporate proceedings on its part are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement and all other agreements contemplated hereby to be entered into by the Buyer each constitutes a legal, valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms.


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         4.3  No Violation.  The execution, delivery and performance by the
Buyer of this Agreement, and all other agreements contemplated hereby, and the fulfillment of and compliance with the respective terms hereof and thereof by the Buyer, do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default or event of default under, (c) result in the creation of any lien, security interest, encumbrance or charge upon the Buyer's capital stock or assets pursuant to, (d) give any third party the right to accelerate any obligations under, (e) result in a violation of, or (f) require any authorization, consent, approval, exemption or other action by, notice to, or filing with any third party or court or governmental instrumentality pursuant to, the charter or bylaws of the Buyer, or, to the best knowledge of the Buyer, any applicable law, regulation, order, writ, statute, rule, injunction or decree of any court or governmental instrumentality or any agreement or instrument to which the Buyer or any of its properties are subject. The Buyer has complied, in all material respects, with all applicable laws, regulations and orders in connection with the execution, delivery and performance of this Agreement and all other agreements and transactions contemplated hereby.

         4.4 Brokerage. There are no brokerage commissions, finder's fees or similar compensation arrangements in connection with the transactions contemplated by this Agreement such as to give rise to any valid claim against the Buyer.

                                    ARTICLE 5
                                OTHER AGREEMENTS

         5.1 The Buyer to Make Records Available. After the Closing, the Buyer shall make available to the Seller as reasonably requested by the Seller or any taxing authority all information, records or documents relating to the Purchased Assets for all periods prior to Closing and shall preserve all such information, records and documents until two years after the Closing. Prior to destroying any records related to the Seller's business after the Closing Date, the Buyer shall notify the Seller of its intent to destroy such records, and the Buyer shall permit the Seller to retain any such records.

         5.2 Tax Allocation. The allocation of the Purchase Price to the Purchased Assets shall be as set forth in Schedule 5.2 hereto so as to comply with Section 1060 of the Internal Revenue Code of 1986, as amended.

         5.3 Employment Matters. The Buyer shall have the right, but not the duty, to offer employment to any or all of the employees currently or formerly employed by the Seller in the conduct of the Seller's business. The Buyer shall have no obligation in respect of, and assumes no responsibility for, accrued employment benefits of any kind claimed to belong or belonging to such employees (should there be any), including but not limited to pension or retirement benefits, stock, profit sharing, bonus or other incentive compensation plans, vacation pay, severance pay and benefits, payroll withholding, medical or dental plans or insurance plans.

         5.4. Non-Competition

              (a) General. Marc Greene agrees that for the period commencing on the Closing Date and ending on the third anniversary of the Closing Date, he will not serve as or be a consultant to or employee, officer, agent, director or owner of more than three percent (3%) of



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another corporation, partnership or other entity which competes with the Buyer within a 75 mile radius of the City of Atlanta in the Buyer's Business. The term "Buyer's Business" shall mean the business of selling cellular or wireless communications services or products. Marc Greene further agrees that for the period commencing on the Closing Date and ending on the third anniversary of the Closing Date, he (i) will not (x) solicit for employment, (y) endeavor in any way to entice away from employment with the Buyer, the Seller or their affiliates or (z) employ or contract with any employee of the Buyer or (for the purpose of competing with the Buyer in the Buyer's Business) the Seller or any of their affiliates who is an officer, a manager of any department, salesperson or any sub-agent, sub-contractor or other independent contractor of the Buyer or (for the purpose of competing with the Buyer in the Buyer's Business) the Seller or any of their affiliates, including, without limitation, any resellers of cellular or wireless communications services and (ii) will not solicit any person, corporation, partnership or other entity that is a customers of the Seller immediately prior to the Closing for the purpose of selling cellular or wireless communications services or products.

              (b) Non-Disclosure. Marc Greene hereby agrees that he shall, and shall cause his affiliates and their respective agents, accountants, legal counsel and other representatives and advisers (and shall use his best efforts to cause his employees), to hold in strict confidence all, and not divulge or disclose any, information concerning the Seller's trade secrets or the other information set forth under item (f) to Schedule 1.1 for the purpose of permitting such information to be used to compete with the Buyer in the Buyer's Business within a 75 mile radius of the City of Atlanta; provided, however, that the foregoing obligation of confidence shall not apply to (i) information that is or becomes generally available to the public other than as a result of a disclosure by any of the Selling Parties or any of their respective affiliates, employees, agents, accountants, legal counsel or other representatives or advisors (collectively, "Related Persons"), (ii) information that is or becomes available to the Selling Parties or any of their Related Persons after the Closing on a non-confidential basis prior to its disclosure by any of the Selling Parties or any of their Related Persons and (iii) information that is required to be disclosed by any of the Selling Parties or any of their Related Persons as a result of any applicable law, rule or regulation of any federal, state or local governmental authority; and provided, further, that the Selling Parties shall promptly notify the Buyer of any disclosure pursuant to clause
(iii) above.

              (c) Injunction. The parties hereto hereby acknowledge that a breach or violation by any of the Selling Parties or their Related Persons of any or all of the covenants and agreements contained in Section 5.4 may cause irreparable harm and damage to the Buyer in a monetary amount which may be virtually impossible to ascertain. As a result, each of the Selling Parties acknowledges and agrees that the Buyer shall be entitled to an injunction from any court of competent jurisdiction without having to post a bond and restraining any breach or violation of any or all of the covenants and agreements contained in Section 5.4 by the Selling Parties and/or their Related Persons, either directly or indirectly, and that such right to injunction shall be cumulative and in addition to whatever other rights or remedies that the Buyer may possess hereunder, at law or in equity. Nothing contained in this
Section 5.4 shall be construed to prevent the Buyer from seeking and recovering from the Selling Parties damages sustained by it as a result of any breach or violation by any of them of any of the covenants or agreements contained in this
Section 5.4.




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         5.5  Confidential Documents.  No Selling Party shall retain any originals or copies of any of the following, whether written, printed or another form of hard copy, or in electronic or magnetic form or contained on a computer diskette or other similar media: (i) any of the Seller's customer lists; and
(ii) any product pricing materials relating to the Seller's business.

         5.6 Fees for Assignment of Leases. The Seller shall be liable for fees, if any, charged by the landlords in connection with the assignment of the Leases set forth under item (b) in Schedule 1.1 and for any fees related to any liabilities or obligations of the Seller (or any other person that is a party to the Lease) that arose or are otherwise asserted by reason of events, acts (or failure to act) or transactions occurring prior to the Closing Date.

         5.7  Bulk Sales.   The Buyer and the Selling Parties each hereby
acknowledge that the Selling Parties do not intend to comply with the Georgia Bulk Sales Act in connection with the execution, delivery and performance of this Agreement and the agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby. The Selling Parties, jointly and severally, shall indemnify and hold the Buyer harmless from any loss, liability or expense resulting from the Selling Parties' failure to comply therewith.

         5.8 Sublease of Seller's Principal Offices. The Buyer hereby agrees to sublease from the Seller the premises leased by Seller pursuant to that certain lease agreement dated as of October 24, 1995 by and between North Point Cellular, Inc. (d/b/a Peachtree Mobility) and 990 Holcomb Bridge Road Associates relating to the lease of Suite 2 in the building located at 990 Holcomb Bridge Road, Roswell, Fulton County, Georgia for a period of 90 days commencing on the Closing Date and to pay rent at the rate of $4,790 per month, which rent shall include all utilities. At the expiration of such 90-day period, the Buyer shall promptly vacate such premises. The Buyer and the Seller each hereby acknowledge and agree that whether or not such lease is so assigned, the Buyer shall be entitled to remove or otherwise dispose of the furniture, equipment and other contents of the leased premises that constitute the Purchases Assets purchased by the Buyer on the Closing Date.

         5.9 Claims of Shareholders. Each Shareholder hereby releases and gives up any and all claims that he has against the Purchased Assets, including, without limitation, those claims referred to in Schedule 5.9.

         5.10 Reimbursement. The Buyer shall promptly reimburse the Seller for any obligations of the Buyer after Closing that the Seller pays on behalf of the Buyer as agreed by the Buyer and Seller.

                                    ARTICLE 6
                                 INDEMNIFICATION

         6.1 Indemnification by the Seller. Each Selling Party agrees, jointly and severally, to indemnify and hold harmless the Buyer and its affiliates at all times against and in respect of all losses, liabilities, costs and expenses (including reasonable attorneys' fees) which arise out of or are based on (a) any taxes (federal, state or local) payable by the Seller or arising from the transactions contemplated hereby, (b) any breach of the representations, warranties, covenants or agreements of the Selling Parties set forth in this Agreement and (c) any Excluded Liabilities. The Buyer shall promptly notify any one of the Selling Parties in writing of all matters which may give rise to the right to indemnification hereunder. The Selling Parties shall not, without the prior written consent of the Buyer, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Buyer is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of the Buyer from all liability arising out of such claim, action, suit or proceeding. The Buyer and the Selling Parties shall keep each other informed of all settlement negotiations with third parties and of the progress of any litigation with third parties. The Buyer and the Selling Parties shall permit each other reasonable access to books and records and otherwise cooperate with all reasonable requests of each other in connection with any matter or claim for indemnification by a third party.

         6.2 Indemnification by the Buyer. The Buyer agrees to indemnify and hold harmless the Seller at all times against and in respect of (i) all losses, liabilities, costs and expenses (including reasonable attorneys' fees) which are caused by any breach of the representations, warranties, covenants or agreements of the Buyer set forth in this Agreement and (ii) any liabilities that accrue after the Closing Date in connection with the operation of the Seller's business. The Seller shall promptly notify the Buyer in writing of all matters which may give rise to the right to indemnification hereunder, it being understood that if the Buyer does not receive notice of any matter known to the Seller and as to which the Seller is entitled to indemnification hereunder in time to contest the determination of any such liability which is susceptible to being successfully contested, the Buyer shall not be obligated to indemnify the Seller with respect thereto. The Buyer shall have the right with the consent of the Seller, which shall not be unreasonably withheld, to settle all indemnifiable matters related to claims by third parties which are susceptible to being settled, and to defend (without the consent of the Seller) through counsel of its own choosing, at its own expense, any action which may be brought by a third party in connection therewith; provided, however, that the Seller shall have the right to have its counsel participate fully in such defense at its own expense. The Buyer and the Seller shall keep each other informed of all settlement negotiations with third parties and of the progress of any litigation with third parties. The Buyer and the Seller shall permit each other reasonable access to books and records and otherwise cooperate with all reasonable requests of each other in connection with any matter or claim for indemnification by a third party.

                                    ARTICLE 7
                                  MISCELLANEOUS

         7.1 Binding Effect and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided, that neither this Agreement nor any of the rights, benefits or obligations hereunder shall be assigned or transferred, by operation of law or otherwise, by any Selling Party without the prior written consent of the Buyer.

         7.2 Survival. Any provision of this Agreement which contemplates the performance or existence of obligations after the Closing Date, and any and all representations and warranties set forth in this Agreement, shall not be deemed to be merged into or waived by the execution and delivery of the instruments executed at the Closing, but shall expressly survive Closing and shall be binding upon the party or parties obligated thereby in accordance with the terms of this Agreement, subject to any limitations expressly set forth in this Agreement.

         7.3 Severability. Each of the provisions contained in this Agreement shall be severable, and the unenforceability of one shall not affect the enforceability of any others or of the remainder of this Agreement.

         7.4 Entire Agreement. This Agreement contains the entire agreement of the parties hereto with respect to the transactions covered hereby, superseding all negotiations, prior discussions and preliminary agreements made prior to the date hereof and is not intended to confer upon any other person any rights or remedies hereunder.

         7.5 Modification. This Agreement may not be amended, supplemented or otherwise modified except by an instrument in writing signed by all of the parties hereto.

         7.6 Waiver The failure of any party to enforce any condition or part of this Agreement at any time shall not be construed as a waiver of that condition or part, nor shall such party forfeit any rights to future enforcement thereof.

         7.7 Governing Law. This Agreement shall be construed and enforced in accordance with and governed by the internal laws of the State of Georgia.

         7.8 The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

         7.9 More than one counterpart of this Agreement may be executed by the parties hereto, and each fully executed counterpart shall be deemed an original.

         7.10 Remedies. The rights and remedies provided by this Agreement are cumulative, and the use of any one right or remedy by any party hereto shall not preclude or constitute a waiver of its right to use any or all other remedies. Such rights and remedies are given in addition to any other rights and remedies a party may have by law, statute or otherwise.

         7.11 Attorneys' Fees. In the event any suit or other legal proceeding is brought for the enforcement of any of the provisions of this Agreement, the parties hereto agree that the prevailing party or parties shall be entitled to recover from the other party or parties upon final judgment on the merits reasonable attorneys' fees, including attorneys' fees for any appeal, and the costs incurred in bringing such suit or proceeding.

         7.12 Each party hereto shall, at the request of any other party, execute and deliver to such other party all such further instruments, assignments, assurances and other documents as such other party may reasonably request in connection with the carrying out of this Agreement.

         7.13 Notices. All communications, notices and consents provided for herein shall be in writing and be given in person or by means of telex, telecopy or other wire transmission (with confirmation of receipt in a manner typical with respect to communications of that type) or by mail, and shall become effective (i) on delivery if given in person, (ii) on the date of transmission and confirmation of receipt if sent by telex, telecopy or other wire transmission, or (iii) four business days after being deposited in the mails, with proper postage for first-class registered or certified air mail, prepaid.

         Notices shall be addressed as follows:

         If to the Buyer, to:     Let's Talk Cellular of America, Inc.
                                  5200 N.W. 77th Court
                                  Miami, Florida  33166
                                  Attn:  Mr. Nick Molina and Mr. Brett Beveridge
                                  Fax:  (305) 477-1359

         with a copy to:          Greenberg, Traurig, Hoffman,
                                   Lipoff, Rosen & Quentel, P.A.
                                  1221 Brickell Avenue
                                  Miami, Florida 33131
                                  Attn:  Jorge L. Freeland, Esq.
                                  Fax:  (305) 579-0717

         If to the Seller, to:    Weinstock & Scavo, P.C.
                                  305 Piedmont Road, N.E.
                                  Suite 300
                                  Atlanta, Georgia 30305
                                  Attn:  Michael Weinstock
                                  Fax:    (404) 231-1618

provided, however, that if either party shall have designated a different address by notice to the other as provided herein, then to the last address so designated.

         7.14 Expenses. The Seller shall bear its own expenses, including without limitation, legal fees and expenses, with respect to this Agreement and the transactions contemplated hereby. The Buyer shall bear its own expenses, including without limitation, legal fees and expenses, with respect to this Agreement and the transactions contemplated hereby.


                                      * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                     LET'S TALK CELLULAR OF AMERICA, INC.

                                     By:  /s/Brett Beveridge
                                        ------------------------
                                         Name:  Brett Beveridge
                                         Title: President


                                     NORTH POINT CELLULAR, INC.



                                     By:  /s/Marc Greene
                                        ------------------------
                                         Name:  Marc Greene
                                         Title: President

                                         /s/Michael Weinstock
                                        ------------------------
                                         Michael Weinstock

                                         /s/Marc Greene
                                        ------------------------
                                         Marc Greene

                                  SCHEDULE 1.1

                                PURCHASED ASSETS



         "Purchased Assets" shall be transferred to the Buyer and include, without limitation, the following:

         (a) Tradenames; Trademarks. All right, title and interest of the Seller in and to all tradenames and trademarks used in the operation of the Seller's business, all variants thereof and all goodwill associated therewith, including, but not limited to all rights in and to the names, "Peachtree Mobility" and "North Point Cellular, Inc."

         (b) Leases. All of the Seller's right, title and interest in and to the following Leases:

                  (i) Lease dated as of August 31, 1993 by and between Buckhead Cellular, Inc. (d/b/a Peachtree Mobility) and James B. Cummings related to the lease of a portion of a building located at 2955 Peachtree Road, City of Atlanta, Fulton County, Georgia.

                  (ii) Lease dated as of July 29, 1993 by and between North Point Cellular, Inc. (d/b/a Peachtree Mobility) and North Point Mall Limited Partnership relating to the lease of a portion of North Point Mall located in the City of Alpharetta, Fulton County, Georgia.

                  (iii) Lease dated as of April 13, 1994 by and between Town Center Cellular, Inc. (d/b/a AirTouch) and Cobb Place Associates, L.P. relating to the lease of Store No. 1424 in the Town Center at Cobb located in the City of Kennesaw, Cobb County, Georgia.

                  (iv) Lease dated as of April 13, 1994 by and between Gwinnett Cellular, Inc. (d/b/a Air Touch) and Gwinnett Place Associates, L.P. relating to the lease of Store No. 0522 in the Gwinnett Place Mall located in the City of Duluth, Gwinnett County, Georgia.

                  (v) License No. 1177 dated as of May 16, 1996 by and between North Point Cellular, Inc. (d/b/a Peachtree Mobility) and Perimeter Mall, Inc. relating to the license to sell from June 3, 1996 to August 31, 1996 retail cellular phones, phone accessories and phone services within Location No. 1002 of the Perimeter Mall located in the City of ___________ , Fulton/DeKalb County, Georgia.

                  (vi) License No. 1178 dated as of May 16, 1996 by and between North Point Cellular, Inc. (d/b/a Peachtree Mobility) and Perimeter Mall, Inc. relating to the license to sell from September 1, 1996 to December 31, 1996 retail cellular phones, phone accessories and phone services within Location No. 1002 of the Perimeter Mall located in the City of ___________, Fulton/DeKalb County, Georgia.

         (c) Equipment. All supplies, equipment, machinery, fixtures, furniture (except as set forth under item (e) on Schedule 1.2), leasehold improvements and other tangible property currently owned or used by the Seller in connection with the operation of its business, including, without limitation, the computer system used to catalogue the Seller's inventory and all of the foregoing property located at the premises leased by the Seller pursuant to that certain lease agreement set forth in Section 5.8 of this Agreement.

         (d) Airtouch Carrier Agreement. All of the Seller's right, title and interest in and to the Airtouch Agreement.

         (e) Business as a Going Concern. The business of the Seller as a going concern, including, without limitation, its franchises, permits, licenses, telephone numbers (including without limitation, the following numbers: (770) 645-6900, (770) 497-9330, (770) 425-7900, (770) 751-1211, (770) 395-9144 and
(404) 816-3663), signage, customer deposits, customer lists, vendor lists, referral lists and contracts, advertising materials and data, restrictive covenants, causes of action and similar obligations owing to the Seller, its officers, employees, agents and others, together with all books, computer software, files, papers, records and other data of the Seller relating to the assets, properties, business and operations of the Seller's business.

         (f) Trade Information. All proprietary knowledge, technical information, quality control data, processes (whether secret or not), methods, and other similar know-how or rights used in the conduct of the Seller's business, including, but not limited to, the areas of retailing, sales, marketing, advertising and personnel training and recruitment, together with all rights to use any and all information, trade secrets, patents, copyrights, trademarks, tradenames and other intangible properties that are necessary or customarily used by the Seller for the ownership, management or operation of its business.

         (g) Deposits. All utility, security, lease and other deposits and prepaid expenses attributable to the operation of the Seller's business, including, without limitation, the deposits under the Leases set forth in item
(b) of this Schedule 1.1.

         (h) Customer Activation Agreements. All of the Seller's right title and interest in and to the Customer Activation Agreements.

         (i) Invoices. All of the Seller's right title and interest in and to the invoices for fixtures, fixed assets and construction on the premises leased by the Seller pursuant to the Leases.

         (j) Advertising Agreement. All of the Seller's right, title and interest in and to the Advertising Agreement.

         (k) Other. All other property and rights of every kind or nature used by the Seller in the operation of its business (other than the Excluded Assets).

                                  SCHEDULE 1.2

                                 EXCLUDED ASSETS




"Excluded Assets" shall not be transferred to the Buyer and are as follows:

         (a) All inventories of the Seller relating to the operation of its business.

         (b) All corporate minute books of the Seller and any copies thereof.

         (c)      All of the Seller's accounts receivable.

         (d) All cash of the Seller in any of its cash registers, other point of sale equipment or in any other location.

         (e) All furniture located in Marc Greene's office at the principal offices of the Seller leased pursuant to the lease agreement set forth in
Section 5.8 of this Agreement.

         (f) Marc Greene's personal computer located at the premises set forth in item (e) above.

         (g) All of the Seller's bank records (excluding copies thereof), tax returns and personal correspondence between the Shareholders.

         (h) The Seller's account credit at the Chateau Elan Resort in Braselton, Georgia.

                                  SCHEDULE 1.3

                               ASSUMED LIABILITIES



         "Assumed Liabilities" shall be transferred to the buyer and are as follows:

         (a) The liabilities of the Seller under the Airtouch Agreement that accrue after the Closing Date or charge-backs which have accrued and have not been reported to the Seller by Airtouch as of the Closing Date for activations of radiotelephone service that have been subsequently terminated.

         (b) The liabilities of the Seller under the Leases that accrue after the Closing Date.

                                  SCHEDULE 1.4


                              EXCLUDED LIABILITIES

         "Excluded Liabilities" shall not be transferred to the Buyer and include, without limitation, the following:

         (a)      With regard to the Airtouch Agreement, the following:

                  (i) Any and all expenses, obligations or liabilities in connection with fraudulent activations reported to Airtouch by the Seller.

                  (ii) Cooperative charges for the account of the Seller relating to marketing expenses.

         (b) All sales, value added and other taxes, permit fees and other similar obligations or liabilities of the Seller.

         (c) Seller's pro rata share of the portions of the rental payments under the Leases which are based upon a percentage of the Seller's annual 1996 sales ("percentage rent"). For each Lease, such pro rata share shall be equal to the product of (i) the sum of such percentage rent and (ii) the result of dividing the number of days elapsed in 1996 prior to the Closing Date by 365.

         (d)      All matters set forth on Schedule 3.11.

                                  SCHEDULE 3.8

                            CERTAIN CHANGES OR EVENTS




                                      None

                                  SCHEDULE 3.10

                            PATENTS, TRADEMARKS, ETC.


         The Notice of Publication under Section 12(a) of the Trademark Act of 1946, as amended, from the United States Department of Commerce, Patent and Trademark Office, dated June 14, 1996, Serial Number 75/023.838, and the related publication of the service mark pertaining thereto in the Marks Published For Opposition Section of the Official Gazette of The United States Patent and Trademark Office, Volume 1188, Number 3, dated July 16, 1996, page TM 265, copies of each of which are attached hereto.

DOCKETED                               UNITED STATES DEPARTMENT OF COMMERCE
                                       Patent and Trademark Office

                                       Assistant Commissioner For Trademarks
                                       2900 Crystal Drive
                                       Arlington, Virginia 22202-3513



                                 June 14, 1996




                       NOTICE OF PUBLICATION UNDER 12(a)



1. Serial No.:                                    2. Mark:
   75/023,838                                        Miscellaneous Design


3. Applicant:                                     4. Publication Date:
   NORTHPOINT CELLULAR, INC.                         JUL 16, 1996



The mark of the application identified appears to be entitled to registration. The mark will, in accordance with Section 12(a) of the Trademark Act of 1946, as amended, be published in the Official Gazette on the date indicated above for the purpose of opposition by any person who believes he will be damaged by the registration of the mark. If no opposition is filed within the time specified by Section 13(a) of the Statute or by rules 2.101 or 2.102 of the Trademark Rules, the Commissioner of Patents and Trademarks may issue a certificate of registration.

Copies of the trademark portion of the Official Gazette containing the publication of the mark may be obtained at $28.00 each for domestic orders, or at $35.00 each for foreign orders from:

                              The Superintendent of Documents
                              U.S. Government Printing Office
                              Washington, D.C. 20402

By direction of the Commissioner.

SN 75-019.037. Pacific Telesis Group, San Francisco, CA. Filed 11-14-1995.



                                 SMART DELIVERY


     OWNER OF U.S. REG. NOS. 1,473,114, 1,588,103 AND OTHERS.

     NO CLAIM IS MADE TO THE EXCLUSIVE RIGHT TO USE "DELIVERY", APART FROM THE MARK SHOWN.

     FOR ADVERTISING AND BUSINESS SERVICES, NAMELY PROMOTING THE GOODS AND SERVICES OF OTHERS BY INCLUDING PROMOTIONAL MATERIALS AND PRODUCTS IN THE DELIVERY OF TELEPHONE DIRECTORIES (U.S. CLS. 100, 101 AND 102).

     FIRST USE 3-9-1994; IN COMMERCE 3-9-1994.

                                ---------------

     SN 75-019.064 ZAMOISKI CO., THE, BALTIMORE, MD. FILED 11-14-1995.

                                      KAC

     FOR BUSINESS MERCHANDISING IN THE FIELD OF KITCHEN DISPLAY SERVICES (U.S. CLS. 100, 101 AND 102).

     FIRST USE 9-13-1994; IN COMMERCE 9-13-1994.


                                ---------------


     SN 75-021,597. WANDTKE, JEFFREY C., ENCINITAS, CA. FILED 11-17-1995.


                                   MYDENTIST

     FOR DIRECTORY INFORMATION REGARDING THE SERVICES OF DENTISTRY ACCESSED THROUGH A GLOBAL COMPUTER NETWORK (U.S. CLS. 100, 101 AND 102).

     FIRST USE 11-1-1995; IN COMMERCE 11-1-1995.



                                ---------------


     SN 75-021.957. THEME PROMOTIONS, INC., DBA THEME CO-OP PROMOTIONS, SAN FRANCISCO, CA. FILED 11-20-1995.

                                 MARKET ACTION

     FOR DEVELOPING PROMOTIONAL CAMPAIGNS FOR THE FOOD PRODUCTS, HEALTH AND BEAUTY PRODUCTS AND HOUSEHOLD PRODUCTS INDUSTRIES AND DISSEMINATING ADVERTISING MATTER IN CONJUNCTION THEREWITH (U.S. CLS. 100, 101 AND 102).

     FIRST USE 12-0-1994; IN COMMERCE 12-0-1994.

     SN 75-022.596. HARRISON COMPANY, INC., THE, AURORA, CO. FILED 11-20 1995.


                                 LOYALTY MILES

     OWNER OF U.S. REG. NOS. 1,618,994 AND 1,643,840.

     FOR PROMOTING THE SERVICES OF BANKING INSTITUTIONS BY CREATING AND ADMINISTERING PROGRAMS OFFERING BANKING INSTITUTION CUSTOMERS WITH THE OPPORTUNITY TO ACCRUE POINTS REDEEMABLE FOR TRAVEL BENEFITS (U.S. CLS. 100, 101 AND 102).

                                ---------------

     SN 75-022,598. HARRISON COMPANY, INC., THE, AURORA, CO. FILED 11-20-1995.

                                LOYALTY MINUTES

     OWNER OF U.S. REG. NOS. 1,618,994 AND 1,643,840.

     FOR PROMOTING THE SERVICES OF BANKING INSTITUTIONS BY CREATING AND ADMINISTERING PROGRAMS OFFERING BANKING INSTITUTION CUSTOMERS WITH THE OPPORTUNITY TO ACCRUE POINTS REDEEMABLE FOR LONG DISTANCE TELEPHONE BENEFITS (U.S. CLS. 100, 101 AND 102).

                                ---------------

     SN 75-023,838. NORTHPOINT CELLULAR, INC., DBA PEACHTREE MOBILITY, ALPHARETTA, GA. FILED 11-24-1995.


     [The service mark consists of the image of a peach, with two leaves protruding from the top, two eyes, a nose, a smiling face and an attached hand holding a cellular telephone.]

     THE STIPPLING IS A FEATURE OF THE MARK AND DOES NOT INDICATE COLOR.

     FOR SERVICE PROVIDER REPRESENTATIVES IN THE FIELD OF CELLULAR SERVICES;
AND MANUFACTURER REPRESENTATIVES IN THE FIELD OF CELLULAR PHONES AND ACCESSORIES (U.S. CLS. 100, 101 AND 102).

     FIRST USE 12-0-1994; IN COMMERCE 12-0-1994.

                                  SCHEDULE 3.11

                                   LITIGATION

         (a) North Point Mall Limited Partnership vs. North Point Cellular, Inc., Civil Action File No. 96-ED-0275925, in the Magistrate Court of Fulton County, State of Georgia, and Civil Action File No. 96DD0002523 in the State Court of Fulton County, State of Georgia.

                                  SCHEDULE 3.15

                              LEASE DEFAULTS/CLAIMS


                                      None

                                  SCHEDULE 5.2

                          ALLOCATION OF PURCHASE PRICE

         (a) The Buyer will submit within 30 days a proposal for allocating the Purchase Price.

                                  SCHEDULE 5.9

                               SHAREHOLDER CLAIMS

                                      None

                               Exhibit 2.3(a)(i)


                  ASSIGNMENT, ASSUMPTION AND CONSENT AGREEMENT


              This Assignment, Assumption and Consent Agreement (this "Agreement") is executed and delivered on August 30, 1996 by and among North Point Cellular, Inc. d/b/a Peachtree Mobility ("Assignor"), a Georgia corporation, Let's Talk Cellular of America, Inc. ("Assignee"), a Florida corporation, and AirTouch Cellular of Georgia ("AirTouch"), a Nevada corporation.

              WHEREAS, Assignor and AirTouch are parties to a Sales Agent Agreement dated October 19, 1993, as amended by that certain "Amendment to Sales Agent Agreement for Cellular Radiotelephone Service" between such parties dated April 6, 1995, a copy of which agreement and amendment are attached as Exhibit A and Exhibit B, respectively (such agreement, as so amended, the "Sales Agent Agreement");

              WHEREAS, Assignor wishes to assign the Sales Agent Agreement to Assignee, and Assignee wishes to accept such assignment, effective as of the "Effective Date" set forth below;

              WHEREAS, Sales Agent Agreement Section 10(d) prohibits the assignment of such agreement without AirTouch's prior written consent;

              WHEREAS, the parties wish to set forth the terms and conditions on which AirTouch is willing to consent to the assignment; and

              WHEREAS, this Agreement is intended to govern the relationship of each of Assignor and Assignee to AirTouch with respect to the Sales Agent Agreement, but the relationship between Assignor and Assignee is or may be the subject of additional arrangements between them with respect to commissions, charge backs and other matters;

              NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

              1. Assignment. Assignor hereby assigns to Assignee, as of the Effective Date (as defined below), all of Assignee's rights, titles and interests in and to the Sales Agent Agreement, including without limitation rights to the payment of commissions and cooperative and other advertising allowances, whether such commissions or allowances shall have accrued before, on or after the Effective Date.

              2. Assumption. Assignee hereby accepts the foregoing assignment and agrees that, from and after the Effective Date, Assignee assumes
(a) all liabilities and obligations of Assignor under the Sales Agent Agreement and (b) all liabilities and obligations of Assignor to AirTouch incurred in the ordinary course of Assignor's service as an AirTouch agent, including without limitation those obligations listed on Exhibit C. Without limiting the foregoing, Assignee agrees that any and all charge backs under the Sales Agent Agreement and any other amounts due AirTouch under the Sales Agent Agreement may be charged to Assignee and set-off against commissions otherwise payable to Assignee, whether such charge backs and other amounts due shall have accrued before, on or after the Effective Date. Notwithstanding the foregoing, except for the obligations set forth on Exhibit C, if a liability or obligation under the Sales Agent Agreement exists or arises as a result of any act or omission of Assignor occurring prior to the Effective Date, and in AirTouch's judgment Assignee did not contribute to the existence of such liability or obligation and shall not have benefitted from such act or omission, then such liability or obligation shall remain an obligation of Assignor and shall not be assumed by Assignee.

              3. Consent of AirTouch. Subject to its receipt of the executed documents listed in Section 7 below in form and substance satisfactory to AirTouch, AirTouch consents to the foregoing assignment and assumption, effective the Effective Date.

              4.      Effective Date. The "Effective Date" is August 31, 1996.

              5.      Continuing Obligations of Assignor. Without limiting
Section 2 above, Assignor shall continue to be bound from and after the Effective Date by the provisions of the Sales Agent Agreement listed on Exhibit D, which provisions shall continue to bind Assignor notwithstanding any termination or expiration of the Sales Agent Agreement.

              6. Additional Obligations of Assignor. On the Effective Date, Assignee will immediately: (a) cease marketing, selling, leasing or offering in any manner any AirTouch cellular radiotelephone service ("CRS") or equipment provided by AirTouch to use AirTouch's CRS; (b) cease using in any manner any "Proprietary Property" (as defined in Sales Agent Agreement Section 7(a)(iii)) and (C) provide to Assignee all Proprietary Property and all copies thereof in whatever form in the possession of Assignor, or of any "Sub-Agents" or "Sub-Subagents" (as such terms are defined in Exhibit C to the Sales Agent Agreement) who are not going to continue to act as such on behalf of Assignee, or of any of their respective employees, representatives or agents (all such Sub-Agents, Sub-Subjects and others, collectively, "Assignor's Affiliates")(including, without limitations, an updated list containing names, addresses and all other relevant information Assignor's or any of Assignor's Affiliates then possess concerning "New Customers" (as defined in the Sales Agent Agreement) that Assignor or Assignor's Affiliates have enrolled in the "CRS Coverage Area" (as defined in the Sales Agent Agreement) and prospective customers, and all copies of such information in Assignor's or Assignor's Affiliates' possession).

              7. Additional Documents Delivered. The parties acknowledge that contemporaneously with the execution of this Agreement they are executing and delivering among themselves, as applicable, the following documents: (a) a noncompetition agreement between AirTouch and Marc S. Greene; (b) a release or similar agreement between BellSouth Cellular National Marketing, Inc. (Individually and collectively with any applicable affiliates, "BellSouth"), Assignee and AirTouch; (c) an amendment to the Sales Agent Agreement as assigned and assumed hereunder, between AirTouch and Assignee; and (d) a credit service agreement between AirTouch and Assignee.

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


              8.      Representations and Warranties.

                      (a) Generally. Assignor and Assignee each severally represent and warrant to AirTouch (i) that such party has the power and authority to enter into this Agreement and to carry out terms and conditions hereof and (ii) that neither such party's negotiation, execution, delivery nor performance of this Agreement, nor its acting as an AirTouch Agent, is restricted by or in violation of any agreement, commitment, order, ruling or proceeding to which it is a party or to which it or any of its assets are subject, including without limitation any agreements with BellSouth and any leases of store locations.

                      (b) Assignment of Leases. Assignor, Assignee and each of the "Additional Lessees" listed on Exhibit E jointly and severally represent and warrant to AirTouch that (i) all of the lessees under the leases for each of the Primary Stores (as defined in the Sales Agent Agreement but not including the Lenox Mall store) have assigned their respective interests in and to such leases to Assignee, (ii) each of Assignor and Assignee shall have used and shall continue after the date hereof to use its best efforts to obtain estoppel agreements, executed by each landlord under any such leases and evidencing such landlord's consent to the foregoing assignments, on terms and conditions not adverse to AirTouch, (iii) best efforts shall include without limitation the payment of all amounts reasonably requested by the applicable lessor, and without limitation the payment of all amounts reasonably requested by the applicable lessor, and (iv) Assignor and Assignee will keep AirTouch informed, on at least a weekly basis, of the status of these consents and of their efforts to obtain such consents, which shall include without limitation copying AirTouch on all correspondence between Assignor or Assignee and any such landlord regarding or in any way relating to such consent. Assignor further represents and warrants to AirTouch that (A) immediately upon AirTouch's request, Assignor will pay any assignment or similar fees required by any such landlords in connection with obtaining such consents and (B) Assignor will pay all outstanding rent due to the landlord or the North Point Mall store at the earlier of September 30, 1996 or the first business day after such landlord provides written consent to the assignment (however such consent may be conditioned). Assignee further represents and warrants to AirTouch (I) that Assignee has spoken to the respective landlord of each Primary Store and has obtained from each such landlord verbal consent to the assignment to Assignee of the applicable Primary Store lease and (II) that Assignee will comply with any conditions involving signage at the North Point Mall Store as may be imposed by the North Point Mall store landlord for such landlord's consent.

                      (c) No Known Defaults. AirTouch represents to Assignee that to AirTouch's knowledge as of the date hereof, there are no existing defaults under the Sales Agent Agreement.


                      (d) Certain Amounts Payable. AirTouch represents to Assignee that commissions, charge backs and equipment charges under the Sales Agent Agreement for the period August 10, 1996 to August 23, 1996 were as follows:


                      Commissions:
                      Miscellaneous Reimbursements      ***
                      Charge Backs:


           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.



                      Equipment Charges:                ***

                            Net Total:

AirTouch will pay this net total amount to Assignee on September 9, 1996.

              9.      Indemnification.

                      (a) With Respect to Certain Breaches. Assignor, Assignee and each Additional Lessee Shall severally indemnify, defend and hold AirTouch and its affiliates, successors and assigns harmless from, against and in respect of any liability, loss, cost, damage, expense or payment (including attorneys' fees and expenses and amounts paid in good faith by way of settlement)incurred or suffered by AirTouch and its affiliates, successors and assigns with respect to, as a result of or involving any breach by Assignor, Assignee or such Additional Lessee, respectively, of any representation, warranty, covenant or agreement made by it in this Agreement or in any document or agreement delivered by it pursuant to this Agreement.

                      (b) With Respect to Certain Claims by BellSouth. Without limiting the foregoing, Assignee shall indemnify, defend and hold AirTouch and its affiliates, successors and assigns harmless from, against and in respect of any liability, loss, cost, damage, expense or payment (including without limitation attorney's fees and expenses and amounts paid in good faith by way of settlement) involving, resulting from or with respect to any dispute with BellSouth arising from or relating to (i) the purchase by Assignee of all or any part of Assignor's business, (ii) Assignee's becoming an AirTouch agent in Georgia, (iii) any discussions or negotiations relating to such purchase or agency or (iv) any breach or alleged breach by Assignee of any agreement with BellSouth (including without limitation any agreement restricting Assignee's ability to compete with BellSouth in Georgia). Assignor and Assignee each acknowledge (A) that AirTouch has used reasonable efforts to ensure that the transactions contemplated hereby do not result in any such claims and has also reasonably relied on certain representations and warranties of Assignee to that end and (B) that AirTouch did not approach or attempt to induce any way Assignee to terminate its relationship with BellSouth in Georgia or to become an agent of AirTouch.

              10.     Releases.

                      (a) Release by Assignor. Assignor does hereby unconditionally and irrevocably forever release and discharge AirTouch, its subsidiaries and affiliates, the officers, directors, employees or agents of any of them, and the successors, assigns, legal representatives, executors and administrators of any of them (collectively, the "AirTouch Released Parties") from all obligations and liabilities of the AirTouch Released Parties to Assignor, all agreements and understandings of the AirTouch Released Parties involving Assignor, and all claims and causes of action (whether at law or in equity) of Assignor against the AirTouch Released Parties, that are a result of, involve or otherwise exist by reason of any act or omission occurring or fact or circumstance existing prior to the date hereof; provided, however, that this release does not apply to obligations and liabilities that are a result of, involve or otherwise exist by reason of (i) fraud, (ii) theft, (iii) cloning of CRS or CRS telephone numbers or equipment by AirTouch or its officers, directors, employees or agents or (iv) AirTouch's liabilities and obligations under this Agreement.

                      (b) Release by Assignee. Assignee does hereby unconditionally and irrevocably forever release and discharge AirTouch, its subsidiaries and affiliates, the officers, directors, employees or agents of any of them, and the successors, assigns, legal representatives, executors, and administrators of any of them (collectively, the "AirTouch Released Parties") from all obligations and liabilities of the AirTouch Released Parties to Assignee, all agreements and understandings of the AirTouch Released Parties involving Assignee, and all claims and causes of action (whether at law or in equity) of Assignee against the AirTouch Released parties, that are a result of, involve or otherwise exist by reason of any act or omission occurring or fact or circumstance existing prior to the date hereof, provided, however, that Assignee does not release AirTouch from any obligation to pay commissions and cooperative and other advertising payments that are earned or accrued (but not yet paid) under the specific terms of the Sales Agent Agreement (subject to charge backs and set-offs as provided herein and in the Sales Agent Agreement); and provided, further, that this release does not apply to obligations and liabilities that are a result of, involve or otherwise exist by reason of (i) fraud, (ii) theft,
(iii) cloning of CRS or CRS telephone numbers or equipment by AirTouch or its officers, directors, employees or agents of (iv) AirTouch's liabilities and obligations under this Agreement.

                      (c) Release by AirTouch. AirTouch does hereby unconditionally and irrevocably forever release and discharge Assignor, its subsidiaries and affiliates, the officers, directors, employees or agents of any of them, and the successors, assigns, legal representatives, executors and administrators of any of them (collectively, the "Assignor Released parties") from all obligations and liabilities of the Assignor Released Parties to AirTouch, all agreements and understandings of the Assignor Release Parties involving AirTouch, and all claims and causes of action (whether at law or in equity) of AirTouch against the Assignor Related Parties, that are a result of, involve or otherwise exist by reason of any act or omission occurring or fact or circumstance existing prior to the date hereof; provided, however, that this release does not apply to obligations and liabilities that are a result of, involve or otherwise exist by reason of (i) fraud, (ii) theft, (iii) cloning of CRS or CRS telephone numbers or equipment by Assignor or its officers, directors, employees or agents or (iv) Assignor's liabilities and obligations under this Agreement.

              11.     Miscellaneous Provisions.

                      (a) Further Assurances. Each party hereby agrees to take all such actions and execute and deliver all such agreements and other documents as the other shall reasonably request to evidence more effectively the transactions contemplated by this Agreement.

                      (b) Notices. All notices under this Agreement shall be in writing and given either in person or by telecopier, overnight delivery service or first class mail, postage and any other costs prepaid, to the address of the party to this Agreement being given notice set forth below or to such other address as a party to this Agreement may furnish to the other as provided in this sentence; and if notice is given pursuant to the foregoing of a permitted successor or assign, then notice shall thereafter be given pursuant to the foregoing also to such permitted successor or assign.

      AirTouch Cellular of Georgia                 North Point Cellular, Inc.
      4151 Ashford Dunwoody Road                      d/b/a Peachtree Mobility
      Suite 300                                    1220 North Point Circle
      Atlanta, Georgia 30319                       Alpharetta, Georgia 30302
      Attn: Debbie Heald                          Attn: Marc S. Green
      Fax No: (404)705-4806                        Fax No: (770)645-2815
      Tel No: (404)257-5124                        Tel No: (770)645-6900


                             Let's Talk Cellular of America, Inc.
                             5200 NW 77 Court
                             Miami, Florida 33166
                             Attn: Brett Beveridge
                             Fax No: (305)477-8255
                             Tel No: (305)477-4119

                      (c) Exhibits. Each exhibit to this Agreement is hereby incorporated into, and is hereby made a part of, this Agreement as if set out in full in the first place that reference is made to it.

                      (d) Headings. Titles or captions of or in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

                      (e) Assignment. No assignment, transfer or delegation, whether by merger or other operation of law or otherwise, of any rights or obligations of Assignor or Assignee under this Agreement shall be made without the prior written consent of AirTouch.

                      (f) Integration and Amendment. This Agreement (i) constitutes the entire agreement of the parties to this Agreement with respect to its subject matter, (ii) supersedes all prior agreements, if any, of the parties to this Agreement with respect to its subject matter, and (iii) may not be amended except in writing signed by the party to this Agreement against whom the change is being asserted.

                      (g) Waiver. The failure of any party of this Agreement at any time or times to require the performance of any provision of this Agreement shall in no manner affect the right to enforce the same; and no waiver by any party to this Agreement of any provision (or of a breach of any provision) of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed or construed either as a further or continuing waiver of any such provision or breach or as a waiver of any other provision (or of a breach of any other provision) of this Agreement.

                      (h) Controlling Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Georgia.

                      (i) Counterparts. This Agreement may be executed by each party to this Agreement upon a separate copy, and in such case one counterpart of this Agreement shall consist of enough of such copies to reflect the signature of all of the parties to this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or its terms to produce or account for more than one of such counterparts.

              DULY EXECUTED and delivered by the parties to this Agreement on the date first set forth above.

              Assignor:             NORTH POINT CELLULAR, INC. d/b/a
                                    PEACHTREE MOBILITY

                                    By:/s/Marc S. Greene, President
                                       ----------------------------------------
                                       Marc S. Greene
                                       President

              Assignee:             LET'S TALK CELLULAR OF AMERICA, INC.

                                    By:/s/Brett Beveridge
                                       ----------------------------------------
                                        Brett Beveridge
                                        Vice President

              AirTouch:             AIRTOUCH CELLULAR OF GEORGIA

                                    By:/s/Kenneth R. Molinaro
                                       ----------------------------------------
                                       Name:   Kenneth R. Molinaro
                                            -----------------------------------
                                       Title:  Director of Finance
                                             ----------------------------------

              Additional Lessees: The following Additional Lessees hereby execute this Agreement solely to evidence their Agreement to be bound by the provisions of Section 8(b) and Section 9 (a) of this Agreement.


                                            TOWN CENTER CELLULAR, INC.

/s/Marc S. Greene                           By:/s/Marc S. Greene, President
--------------------------------               --------------------------------
Marc S. Greene                                 Marc S. Greene, President



GWINNETT PLACE CELLULAR, INC.               BUCKHEAD CELLULAR, INC.

By:/s/Marc S. Greene, President             By:/s/Marc S. Greene, President
  ------------------------------              ---------------------------------
  Marc S. Greene, President                   Marc S. Greene, President


                                    * * * * *

                                EXHIBITS A and B
                                ----------------



Exhibit A - Sales Agent Agreement for Radiotelephone Service
Exhibit B - Amendment thereto

Exhibits A and B are filed together as Exhibit 3.16 to Exhibit 10.20 to the Registration Statement.

                                   EXHIBIT C
                                   ---------




                          CERTAIN ASSUMED OBLIGATIONS




Short Term Rental Cellular Lines

Complimentary/Courtesy Cellular Lines

Equipment Charges

Charge backs of Commissions

Cooperative Advertising Liabilities

                                   EXHIBIT D
                                   ---------



                         CERTAIN CONTINUING OBLIGATIONS



Section No.        Brief Description
-----------        -----------------



ss.  1(b)           independent contractor
ss.  3(d)           non-competition for one year from the Effective Date
ss.  3(e)           non-solicitation of customers for two years from the
                    Effective Date
ss.  5(d)           charge backs
ss.  5(g)(iii)      sales and use taxes
ss.  5(g)(iv)       purchase money security interests and financing statements
ss.  6(b)           AirTouch's disclaimer of representations and warranties
ss.  7              proprietary property
ss.  8(b)           indemnity
ss. 10              audit privileges, record retention for a minimum of two
                    years following performance of the subject services and other miscellaneous provisions

                                   EXHIBIT E
                                   ---------



                               ADDITIONAL LESSEES



Marc S. Greene

Towne Center Cellular, Inc.

Gwinnett Place Cellular, Inc.

Buckhead Cellular, Inc.

                                                              EXHIBIT 2.3(A)(II)



                               ASSIGNMENT OF LEASE


         THIS ASSIGNMENT OF LEASE (this "Assignment"), made as of August __, 1996 by and between NORTH POINT CELLULAR, INC. a Georgia corporation (the "Seller"), having its principal offices at 990 Holcomb Bridge Road, Suite 2, Roswell, Georgia 30076 and LET'S TALK CELLULAR OF AMERICA, INC., a Florida corporation (the "Buyer"), having its principal offices at 5200 N.W. 77th Court, Miami, Florida 33176.

         WHEREAS, the Seller and the Buyer, have entered into an Asset Purchase Agreement dated as of August ___, 1996 (the "Acquisition Agreement"; capitalized terms used herein without further definition are used with the meanings specified therefore in the Acquisition Agreement);

         WHEREAS, pursuant to the Acquisition Agreement, the Seller has agreed to assign to the Buyer the Lease; and

         WHEREAS, the Seller and the Buyer desire to execute this Assignment to further evidence the transfer of the Lease by the Seller to the Buyer;

         NOW THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the Seller and the Buyer agree as follows:

         The Seller does hereby convey, assign and set over to the Buyer, its respective successors and assigns, all of the Seller's right, title and interest in and to the Lease Agreement dated as of ______________ by and between _______________ and ________________ (the "Lease").

         The Seller hereby represents to the best of its knowledge that:

         (1)      The Seller has good title to the Lease;

         (2) The Seller has not heretofore assigned any of its right, title and interest in and to the Lease;

         (3)      The Lease is in full force and effect.

         (4) The Seller is not in default in the performance of any of its covenants under the Lease and no event has occurred and no condition exists that, with the giving of notice or the passage of time, or both, would constitute a default in any material respect, and to its best knowledge, no event has occurred and no condition exists that, with the giving of notice or the passage of time, or both, would constitute a default, under the terms of the Lease.

         (5) The Lease has not been modified, altered or amended in any respect.

         (6) The Lease contains the entire agreement of the parties thereto with respect to the subject matter thereof.

         (7) Funds totaling $_________ have been deposited by the Seller under the Lease and are assigned to the Buyer hereunder.

         Other than as set forth herein, the Seller makes no representation or warranty, express or implied, with respect to the Lease.

         By its execution hereof, the Buyer accepts this Assignment, including all of the terms, conditions and obligations hereof imposed upon the Buyer. Except as otherwise expressly provided in the Acquisition Agreement or in any of the other documents executed in connection therewith; the Buyer assumes and agrees to perform and observe all of the terms, conditions, covenants and agreements required to be performed or observed by the Seller under the Lease accruing on or after the date hereof.

         This Assignment shall be governed by and construed in accordance with the laws of the State of Georgia.

         IN WITNESS WHEREOF, the Seller and the Buyer have caused this Assignment to be duly executed and delivered as of this ____ day of August, 1996.

                                           SELLER:


                                           NORTH POINT CELLULAR, INC.


                                           By:
                                              -----------------------------
                                           Name:
                                                ---------------------------
                                           Title:
                                                 --------------------------

                                           BUYER:

                                           LET'S TALK CELLULAR OF AMERICA,
                                           INC.



                                           By:
                                              -----------------------------
                                           Name:
                                                ---------------------------
                                           Title:
                                                 --------------------------

                                                             EXHIBIT 2.3(A)(III)


                       ASSIGNMENT OF ADVERTISING AGREEMENT


         THIS ASSIGNMENT (this "Assignment"), made as of August __, 1996 by and between NORTH POINT CELLULAR, INC. a Georgia corporation (the "Seller"), having its principal offices at 990 Holcomb Bridge Road, Suite 2, Roswell, Georgia 30076 and LET'S TALK CELLULAR OF AMERICA, INC., a Florida corporation (the "Buyer"), having its principal offices at 5200 N.W. 77th Court, Miami, Florida 33176.

         WHEREAS, the Seller and the Buyer, have entered into an Asset Purchase Agreement dated as of August ___, 1996 (the "Acquisition Agreement"; capitalized terms used herein without further definition are used with the meanings specified therefore in the Acquisition Agreement);

         WHEREAS, pursuant to the Acquisition Agreement, the Seller has agreed to assign to the Buyer the Advertising Agreement; and

         WHEREAS, the Seller and the Buyer desire to execute this Assignment to further evidence the transfer of the Advertising Agreement by the Seller to the Buyer;

         NOW THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the Seller and the Buyer agree as follows:

         The Seller does hereby convey, assign and set over to the Buyer, its respective successors and assigns, all of the Seller's right, title and interest in and to the Advertising Agreement dated as of ______________ by and between the Seller and The Atlanta Journal Constitution (the "Advertising Agreement").

         The Seller hereby represents to the best of its knowledge that:

         (1) The Seller has not heretofore assigned any of its right, title and interest in and to the Advertising Agreement;

         (2)      The Advertising Agreement is in full force and effect.

         (3) The Seller is not in default in the performance of any of its covenants under the Advertising Agreement and no event has occurred and no condition exists that, with the giving of notice or the passage of time, or both, would constitute a default in any material respect, and to its best knowledge, no event has occurred and no condition exists that, with the giving of notice or the passage of time, or both, would constitute a default, under the terms of the Advertising Agreement.

         (4) The Advertising Agreement has not been modified, altered or amended in any respect.

         (5) The Advertising Agreement contains the entire agreement of the parties with respect to the subject matter thereof.

         (7) Funds totaling $0 have been deposited by the Seller under the Advertising Agreement and are assigned to the Buyer hereunder.

         Other than as set forth herein, the Seller makes no representation or warranty, express or implied, with respect to the Advertising Agreement.

         By its execution hereof, the Buyer accepts this Assignment, including all of the terms, conditions and obligations hereof imposed upon the Buyer. Except as otherwise expressly provided in the Acquisition Agreement or in any of the other documents executed in connection therewith; the Buyer assumes and agrees to perform and observe all of the terms, conditions, covenants and agreements required to be performed or observed by the Seller under the Advertising Agreement accruing on or after the date hereof.

         This Assignment shall be governed by and construed in accordance with the laws of the State of Georgia.

         IN WITNESS WHEREOF, the Seller and the Buyer have caused this Assignment to be duly executed and delivered as of this ____ day of August, 1996.

                                               SELLER:


                                               NORTH POINT CELLULAR, INC.


                                               By:
                                                  ---------------------------
                                               Name:
                                                    -------------------------
                                               Title:
                                                      -----------------------

                                               BUYER:

                                               LET'S TALK CELLULAR OF AMERICA,
                                               INC.




                                               By:
                                                  ---------------------------
                                               Name:
                                                    -------------------------
                                               Title:
                                                      -----------------------

                                                              EXHIBIT 2.3(A)(IV)


                  ASSIGNMENT OF CUSTOMER ACTIVATION AGREEMENTS


         THIS ASSIGNMENT (this "Assignment"), made as of August __, 1996 by and between NORTH POINT CELLULAR, INC. a Georgia corporation (the "Seller"), having its principal offices at 990 Holcomb Bridge Road, Suite 2, Roswell, Georgia 30076 and LET'S TALK CELLULAR OF AMERICA, INC., a Florida corporation (the "Buyer"), having its principal offices at 5200 N.W. 77th Court, Miami, Florida 33176.

         WHEREAS, the Seller and the Buyer, have entered into an Asset Purchase Agreement dated as of August ___, 1996 (the "Acquisition Agreement"; capitalized terms used herein without further definition are used with the meanings specified therefore in the Acquisition Agreement);

         WHEREAS, pursuant to the Acquisition Agreement, the Seller has agreed to assign to the Buyer each Activation Agreement; and

         WHEREAS, the Seller and the Buyer desire to execute this Assignment to further evidence the transfer of each Activation Agreement by the Seller to the Buyer;

         NOW THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the Seller and the Buyer agree as follows:

         The Seller does hereby convey, assign and set over to the Buyer, its respective successors and assigns, all of the Seller's right, title and interest in and to each customer Activation Agreement by and between the Seller and each customer providing for the activation of radio-telephone service in connection with the Airtouch Agreement (each, an "Activation Agreement" and collectively, the "Activation Agreements").

         The Seller hereby represents that to the best of his knowledge that:

         (1) The Seller has not heretofore assigned any of its right, title and interest in and to any Activation Agreement;

         (2)      Each Activation Agreement is in full force and effect.

         (3) The Seller is not in default in the performance of any of its covenants under any Activation Agreement and no event has occurred and no condition exists that, with the giving of notice or the passage of time, or both, would constitute a default in any material respect, and to its best knowledge, no event has occurred and no condition exists that, with the giving of notice or the passage of time, or both, would constitute a default, under the terms of any Activation Agreement.

         (4) No Activation Agreement has been modified, altered or amended in any respect.

         (5) Attached hereto are true and complete copies of the Activation Agreements delivered to the Buyer pursuant to Section 2.3(i) of the Acquisition Agreement.

         Other than as set forth herein, the Seller makes no representation or warranty, express or implied, with respect to the Activation Agreements.

         By its execution hereof, the Buyer accepts this Assignment, including all of the terms, conditions and obligations hereof imposed upon the Buyer. Except as otherwise expressly provided in the Acquisition Agreement or in any of the other documents executed in connection therewith; the Buyer assumes and agrees to perform and observe all of the terms, conditions, covenants and agreements required to be performed or observed by the Seller under the Activation Agreements accruing on or after the date hereof.

         This Assignment shall be governed by and construed in accordance with the laws of the State of Georgia.

         IN WITNESS WHEREOF, the Seller and the Buyer have caused this Assignment to be duly executed and delivered as of this ____ day of August, 1996.

                                           SELLER:


                                           NORTH POINT CELLULAR, INC.


                                           By:
                                              -----------------------------
                                           Name:
                                                ---------------------------
                                           Title:
                                                 --------------------------

                                           BUYER:

                                           LET'S TALK CELLULAR OF AMERICA,
                                           INC.



                                           By:
                                              -----------------------------
                                           Name:
                                                ---------------------------
                                           Title:
                                                 --------------------------

                                                                  Exhibit 2.3(b)



                                 BILL OF SALE


         THIS BILL OF SALE effective as of August __, 1996, from NORTH POINT CELLULAR, INC., a Georgia corporation ("SELLER"), to LET'S TALK CELLULAR OF AMERICA, INC., a Florida corporation ("BUYER").

         KNOW ALL MEN BY THESE PRESENTS, that pursuant to that certain Asset Purchase Agreement dated August __, 1996, among BUYER, SELLER, and Michael Weinstock and Marc Greene (the "Asset Purchase Agreement") and in consideration of the payment of the Purchase Price (as defined in the Asset Purchase Agreement), the assumption by BUYER of certain of the liabilities, obligations and commitments of SELLER, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, SELLER hereby grants, conveys, assigns, transfers and delivers to BUYER, its successors and assigns, all of SELLER's right, title, interest and benefit in and to the Purchased Assets (as defined in the Asset Purchase Agreement), free and clear of any and all liabilities, liens, encumbrances, mortgages, security interests, pledges, restrictions and claims of any kind or nature, contingent or otherwise, except as expressly provided in that certain Asset Purchase Agreement of even date herewith.

         This Bill of Sale is subject to the terms and conditions of the Asset Purchase Agreement and the transactions contemplated thereby.

         All of the terms and provisions of this Bill of Sale shall be binding upon SELLER and its successors and assigns and shall inure to the benefit of BUYER and its successors and assigns.

         IN WITNESS WHEREOF, SELLER has caused this Bill of Sale to be signed in its name by its officer thereunto duly authorized as of the date first above written.


                                         NORTH POINT CELLULAR, INC.



                                         By:
                                             ---------------------------------

                                                                  EXHIBIT 2.3(D)


                     OPINION OF COUNSEL FOR SELLING PARTIES


         The following opinion shall be addressed to Let's Talk Cellular of America, Inc. Capitalized terms used herein without definition shall have the meanings as set forth in the Asset Purchase Agreement (the "Acquisition Agreement") dated as of August __, 1996 by and between Let's Talk Cellular of America, Inc., North Point Cellular, Inc., Michael Weinstock and Marc Greene.

         In such counsel's opinion, the Acquisition Agreement and the exhibits attached thereto, other than the consulting agreement, to be entered into by each Selling Party each constitutes a legal, valid and binding obligation of such Selling Party, enforceable in accordance with its terms.

         In such counsel's opinion and to the best of such counsel's knowledge:

         (1) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia with full corporate power and authority to carry on its business as it is now being conducted, and to own, operate and lease its properties and assets. The Seller is duly qualified or licensed to transact business in good standing in every jurisdiction in which the conduct of its business or the ownership or lease of its properties requires it to be so qualified or licensed. The Seller has no subsidiaries.

         (2) The Seller has good, valid and marketable title to all Purchased Assets, and none of such property is held by the Seller under any lease or conditional sales contract, or is subject to any security agreement, lien, encumbrance, charge, equity or claim. Upon delivery to the Buyer of the bills of sale, assignments and documents of conveyance referred to in Section 2.2(a) of the Acquisition Agreement, the Buyer shall receive good, valid and marketable title to all of the Purchased Assets free and clear of all liens, encumbrances, charges, equities and claims.

         (3) Each Selling Party has full power and authority to enter into the Acquisition Agreement and the agreements contemplated thereby and to consummate the transactions contemplated thereby. The execution, delivery and performance of the Acquisition Agreement and all other agreements and transactions contemplated thereby have been duly authorized by the Board of Directors and shareholders of the Seller.

         (4) The execution, delivery and performance by the Selling Parties of the Acquisition Agreement, and all other agreements contemplated thereby, and the fulfillment of and compliance with the respective terms thereof by such Selling Parties, do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default or event of default under, (c) result in the creation of any lien, security interest, encumbrance or charge upon the Seller's capital stock or assets (including, without limitation, the Purchased Assets) pursuant to, (d) give any third party the right to accelerate any obligations under, (e) result in a violation of, or
(f) require any authorization, consent, approval, exemption or other action by, notice to, or filing with any third party or court or governmental instrumentality pursuant to, the charter or bylaws of the Seller, or, to the best of our knowledge, any applicable law or regulation or any order, writ, statute, rule, injunction or decree of any court or governmental instrumentality known to us to which the Seller is subject or any agreement or instrument known to us to which any of the Selling Parties or any of their properties are subject. Each Selling Party has complied, in all material respects, with all applicable laws, regulations and orders in connection with the execution, delivery and performance of the Acquisition Agreement and all other agreements and transactions contemplated thereby.

         (5) Except as set forth in the Acquisition Agreement, there are no actions, suits or proceedings pending or, to the best of our knowledge, threatened by or against any Selling Party, at law or in equity or before or by any governmental authority or instrumentality or before any arbitrator of any kind, (a) with respect to the Acquisition Agreement or any of the other agreements or transactions contemplated thereby, or (b) with respect to the Purchased Assets, Assumed Liabilities or the Seller's business.

         (6) No notice to, consent, approval or authorization of, or declaration, filing or registration with, any federal, state or local governmental or regulatory authority, and no consent, approval or authorization of or notice to any other person or entity, is required to be made or obtained by or on behalf of any Selling Party in connection with the execution, delivery and performance of the Acquisition Agreement and the consummation of the transactions contemplated thereby.

                                                                  EXHIBIT 2.3(F)



         CERTIFICATE OF SECRETARY OF NORTH POINT CELULAR, INC.


         I, Michael Weinstock, hereby certifiy that:


         1. I am duly elected, qualified and acting Secretary of North Point Cellular, Inc., a Georgia corporation (the "Corporation"), and as such, have access to the books and records of the Corporation, and am personally familiar with the facts concerning the matters herein certified.

         2. Attached hereto as Exhibit "A" is a true and correct copy of a Consent to Actions Taken by the Shareholders and Directors of the Corporation, as of the date of this Certificate, and such Consent is in full force and effect, and is filed with the records of the Corporation.

         4. The following named persons are, as of the date hereof, the only directors of the Corporation, and each is qualified and acting in the office set forth below, opposite his name.

NAME                       OFFICE                     SIGNATURE
----                       ------                     ---------

Marc S. Greene             President
                                                      -------------------------

Michael Weinstock          Secretary
                                                      -------------------------

         5. The signature appearing opposite the name of such persons as set forth above is such person's genuine signature and Let's Talk Cellular, Inc. may rely on the form of such signature in accepting any document referred to in the Consent attached hereto as Exhibit "A".

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the
corporate seal of the Corporation on this      day of               , 1996.
                                          ----        --------------

                                    NORTH POINT CELLULAR, INC.



                                    -----------------------------------------
                                    Michael Weinstock, Secretary

                                                                  EXHIBIT 2.3(H)


                                    AFFIDAVIT



STATE OF GEORGIA             )
                             )  SS:
COUNTY OF __________         )


         BEFORE ME, the undersigned authority, personally appeared Michael Weinstock, who, after first being duly sworn, deposes and says that the following facts are true and correct and given on personal knowledge:

         1. I, Michael Weinstock, have no present intent (i) to serve as or be a consultant to or employee, officer, agent, director or owner of more than three percent (3%) of another corporation, partnership or other entity which competes with the Buyer within a 75 mile radius of the City of Atlanta in the Buyer's Business (the term "Buyer's Business" means the business of selling cellular or wireless communications services or products); (ii) either (x) to solicit for employment, (y) to endeavor in any way to entice away from employment with the Buyer or its affiliates or (z) to employ any employee of the Buyer or any of its affiliates who is an officer, a manger of any department, salesperson or any sub-agent, sub-contractor or other independent contractor, including, without limitation, any resellers of cellular or wireless communications services; or
(iii) to solicit any person, corporation, partnership or other entity that is a customer of the Seller immediately prior to the Closing for the purpose of selling cellular or wireless communications services or products. Capitalized terms not defined above have the meanings given in that certain Asset Purchase Agreement dated as of August __, 1996 by and among Let's Talk Cellular of America, Inc., North Point Cellular, Inc., Michael Weinstock and Marc Greene.

         FURTHER AFFIANT SAYETH NAUGHT.




                                             ---------------------------------

STATE OF GEORGIA             )
                             )        SS:
COUNTY OF __________         )

         Sworn to and subscribed before me this _____ day of ______________, 19_____. He/she/they personally appeared before me, is/are personally known to me or produced ____________ ____________________ as identification, and [did]
[did not] take an oath.


                                     Notary:
                                             ---------------------------------
         [NOTARIAL SEAL]             Print Name:
                                                ------------------------------
                                     Notary Public, State of
                                                             -----------------
                                     My commission expires:
                                                            ------------------

                                                                  EXHIBIT 2.3(J)



                              CONSULTING AGREEMENT


         CONSULTING AGREEMENT (this "Agreement") dated as of August __, 1996, between Let's Talk Cellular of America, Inc., a Florida corporation (the "Corporation"), and North Point Cellular, Inc., a Georgia corporation (the "Consultant").

         WHEREAS, the Consultant is willing to make its expertise and experience available to the Corporation upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

         1. Term. For the period commencing on the date hereof and ending on the date 30 months after the date thereof (the "Term"), the Consultant shall provide advisory services to the Corporation as provided in Section 2.

         2.       Services.

                  (a)      Subject to the restrictions set forth in paragraph
(b) below, during the Term the Consultant shall provide to the Corporation on a non-exclusive basis advisory services relating to budgeting, developing projections, administrative issues, financial reporting and other projects as reasonably requested by the Corporation. The Consultant may provide its services hereunder from its own place of business during the Consultant's normal business hours according to a schedule reasonably acceptable to the Consultant and by way of, among other means, telephone consultation or written correspondence and otherwise in the manner reasonably acceptable to the Consultant. The Corporation shall provide the Consultant with reasonable notice of any services requested. The Consultant's services shall include obtaining on behalf of the Corporation those certain estoppel letters set forth in the Escrow Agreement (as hereinafter defined). With respect to each such estoppel letter that the Consultant delivers to the Corporation, the Corporation shall promptly pay to the consultant an amount equal to the deposit held by the landlord with respect to the lease referred to in such estoppel letter. The Consultant shall not be obligated to devote more than hours in any month to the provision of services hereunder

                  (b) The Consultant agrees that agrees that for the period commencing on the date hereof (the "Closing Date") and ending on the third anniversary of the Closing Date, it will not serve as or be a consultant to or owner of more than three percent (3%) of another corporation, partnership or other entity which competes with the Corporation within a 75 mile radius of the City of Atlanta in the Corporation's Business. The term "Corporation's Business" shall mean the business of selling cellular or wireless communications services or products. The Consultant further agrees that for the period commencing on the Closing Date and ending on the third anniversary of the Closing Date, it (i) will not (x) solicit for employment, (y) endeavor in any way to entice away from employment with the Corporation or its affiliates or (z) employ any employee of the Corporation or any of its affiliates who is an officer, a manager of any department, salesperson or any sub-agent, sub-contractor or other independent contractor, including, without limitation, any resellers of cellular or wireless communications services and (ii) will not solicit any person, corporation, partnership or other entity that is a customer of the Corporation for the purpose of selling cellular or wireless communications services or products.

                  (c) The parties hereto hereby acknowledge that a breach or violation by the Consultant of any or all of the covenants and agreements contained in paragraph (b) above may cause irreparable harm and damage to the Corporation in a monetary amount which may be virtually impossible to ascertain. As a result, the Consultant acknowledges and agrees that the Corporation shall be entitled to an injunction from any court of competent jurisdiction without having to post a bond and restraining any breach or violation of any or all of the covenants and agreements contained in paragraph (b) above by the Consultant, either directly or indirectly, and that such right to injunction shall be cumulative and in addition to whatever other rights or remedies that the Corporation may possess hereunder, at law or in equity. Nothing contained in this Section 2 shall be construed to prevent the Corporation from seeking and recovering from the Consultant damages sustained by it as a result of any breach or violation by it of any of the covenants or agreements contained in this
Section 2.

         3. Fees. In consideration of its agreement to act as a Consultant pursuant to the terms of this Agreement, the Corporation hereby agrees to pay the Consultant at the execution of this Agreement the sum of (i) $175,000 by wire transfer of immediately available funds and (ii) $425,000 subject to an escrow agreement in the form attached hereto as Exhibit A.

         4. Expenses. The Consultant shall pay any and all costs or expenses incurred by it in connection with any services it provides to the Corporation hereunder.

         5. Confidentiality. All information, knowledge and data relating to or concerned with the operations, business and affairs of either the Consultant or the Corporation, as the case may be, which are exchanged by the parties hereto in connection with the performance by the Consultant of its duties hereunder (including the existence of this Agreement) shall be the property of the Corporation and be treated as confidential information and shall be held in a fiduciary capacity by the parties hereunder. The Consultant shall not disclose or divulge such information to any firm, person, corporation or other entity other than in connection with the performance of its duties hereunder.

         6. Independent Contractor. In performing the services provided for hereunder, the Consultant is acting as an independent contractor, and the Consultant's employees at all times during the term of this Agreement shall be in the employment of and under the supervision and responsibility of the Consultant, and no person employed by the Consultant either directly or indirectly shall be deemed by virtue of this Agreement, or any other agreement related to the Business, to be the servant, agent or employee of the Corporation or any affiliate of the Corporation for any purpose whatsoever.

         7. Assignment. All of the terms of this Agreement shall inure to the benefit of, be enforceable by and be binding upon the parties hereto and their respective successors and assigns; provided, that the Consultant shall not have the right to assign his rights or duties hereunder or any interest herein without the prior written consent of the Corporation.

         8. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given if sent by registered or certified mail, return receipt requested, with first-class postage fees prepaid, or if hand delivered against receipt or if sent via facsimile transmission upon electronic confirmation of receipt thereof during normal business hours, to the applicable party at the address indicated below:

                  If to the Consultant:




                  If to the Corporation:





or, to each party, to such other address as shall be designated by such party in a written notice to the other party pursuant to the provisions of this Section
8. All such notices, requests, demands and other communications shall be effective when sent.

         9. Severability. In the event any part of this Agreement, for any reason, shall be finally adjudged by any court of competent jurisdiction to be invalid, such judgment shall not affect, impair or invalidate the remainder of this Agreement and this Agreement shall be reformed consistent with the original objectives of this Agreement. The invalidity of any part or parts of this Agreement shall not relieve the parties from their other duties and obligations under this Agreement.

         10. Waiver. The failure of either party to enforce any provision of this Agreement or exercise any right granted hereby shall not be construed to be a waiver of such provision or right nor shall it affect the validity of this Agreement or any part hereof or limit in any way the right of either party subsequently to enforce any such provision or exercise such right in accordance with its terms.

         11. No Third-Party Beneficiaries. This Agreement shall be construed to be for the benefit of only the parties hereto and shall confer no right or benefit upon any other person based on the theory of third party beneficiaries or otherwise.

         12. Amendments. The term of this Agreement may be amended, modified, discharged, waived or terminated only by a written instrument executed by both parties or, in the case of a waiver, by the party waiving compliance, unless such waiver is conditional.

         13. Titles and Headings. The titles and headings included in this Agreement are inserted for convenience only and shall not be deemed to be a part of or considered in construing this Agreement, nor limit or otherwise affect the meaning hereof.

         14. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and which together shall constitute but one and the same instrument.

         15. Entire Agreement. This Agreement and the Full Unconditional Release constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and no amendment or modification hereof shall be valid or binding unless made in writing and signed by the party against whom enforcement thereof is sought.

         16. Applicable Law. This Agreement shall be governed, interpreted and construed in accordance with the laws of the State of Georgia without regard to choice-of-law principles thereof.

         17. Limits of Liability. No party shall have any liability hereunder to the other except for wilful misconduct or violation of any applicable law. No direct or indirect shareholder, officer, director or agent of the Consultant shall have any obligation or liability hereunder or with respect to any judgments obtained by any party against such corporation.


                           *          *          *

         IN WITNESS WHEREOF, the parties hereto have caused this Consulting Agreement to be duly executed on the date and year first above written.


                                   LET'S TALK CELLULAR OF AMERICA,
                                   INC.



                                   By:
                                       --------------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------



                                   NORTH POINT CELLULAR, INC.



                                   By:
                                       --------------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------

                                   Exhibit A


                                ESCROW AGREEMENT

                                           August ___, 1996




Weinstock & Scavo, P.C.
3405 Piedmont Road, N.E.
Suite 300
Atlanta, GA  30305

       Attn:  Michael Weinstock, Esq.

Gentlemen:

       Your firm has agreed to act as the escrow agent (the "Escrow Agent") in connection with certain of the transactions contemplated by and pursuant to the provisions of that certain Asset Purchase Agreement dated as of the date hereof (the "Purchase Agreement") among Let's Talk Cellular of America, Inc., a Florida corporation (the "Purchaser"), North Point Cellular, Inc., a Georgia corporation (the "Company"), and the shareholders of the Company, Michael Weinstock and Marc Greene (the "Shareholders" and together with the Company, the "Selling Parties"). Capitalized terms used herein and not otherwise defined shall have the same meaning as used in the Purchase Agreement.

       The Purchaser hereby delivers to you pursuant to Section 3 of the Consulting Agreement, to hold in escrow subject to the terms below, $425,000.00 in immediately available funds (the "Escrow Funds").

       The Escrow Funds shall be held by you in a place of safe keeping until they have been released from escrow in accordance with the following terms:

       A. Upon the occurrence of the following conditions prior to a release of the Escrow Funds pursuant to B or C below, you are hereby instructed (i) to notify in writing the parties to the Purchase Agreement that you will release from escrow and deliver the Escrow Funds, together with interest earned thereon, if any, to the Consultant and (ii) to so release such funds and any interest only upon the expiration of 48 hours after each of the parties to the Purchase Agreement shall have received written notice of such release:

              1. At any time prior to the release of the Escrow Funds pursuant to B or C below, each and every Estoppel Letter required under Section 2.5 of the Purchase Agreement shall have been executed and delivered to the Buyer; or

              2. At any time prior to the release of the Escrow Funds pursuant to B or C below, the Purchaser instructs the Escrow Agent in writing to release the Escrow Funds.

       B. If on the 45th day after the date hereof, (x) the Escrow Funds have not been released pursuant to A above and (y) the Purchaser shall NOT have notified the Escrow Agent in writing of its election to exercise its right to purchase all of the capital stock of the Seller, you are hereby instructed (i) to notify in writing the parties to the Purchase Agreement that you will release from escrow and deliver the Escrow Funds, together with interest earned thereon, if any,

Weinstock & Scavo, P.C.
August __, 1996
Page 2

to the Consultant and (ii) to so release such funds and any interest only upon the expiration of 48 hours after each of the parties to the Purchase Agreement shall have received written notice of such release.

       C. If on the 45th day and after the date hereof, (x) the Escrow Funds have not been released pursuant to A above and (y) the Purchaser shall have notified the Escrow Agent in writing of its election to exercise its right to purchase all of the capital stock of the Seller, you are hereby instructed (i) to notify in writing the parties to the Purchase Agreement that you will release from escrow and deliver the Escrow Funds, together with interest earned thereon, if any, to the Consultant on the later of the dates set forth in 1, 2 and 3 below and (ii) to so release such funds and any interest only upon the later of

              1.     the 52nd day after the date hereof,

              2. the expiration of 48 hours after each of the parties to the Purchase Agreement shall have received written notice of such release, and

              3. the execution by the Selling Parties of all necessary instruments of transfer to the Purchaser on the Agreed Terms of all of the Shareholders' right, title and interest in and to the capital stock of the Seller.

The "Agreed Terms" are: (i) the purchase price for such capital stock shall be $1.00; and (ii) the Selling Parties jointly and severally shall indemnify and hold harmless the Purchaser and its affiliates at all times against and in respect of all losses, liabilities, costs and expenses (including reasonable attorney's fees) which arise out of or are based on such stock acquisition, other than such losses, liabilities, costs or expenses pursuant to any Leases.

       In the event the Escrow Agent shall have received a claim as to the Escrow Funds, the Escrow Agent may, at any time and from time-to-time in its sole discretion, take either of the following actions:

       (i) Continue to hold the Escrow Funds until the dispute is settled between the parties to the Purchase Agreement and it receives (x) written instructions signed by such parties as to the delivery of the Escrow Funds or
(y) a final nonappealable order from a court of competent jurisdiction stating to whom and in what amounts the Escrow Funds should be released and delivered; or

       (ii) Commence an interpleader action in any a court of competent jurisdiction whereupon it shall be relieved of any further obligations pursuant hereto.

       In the event that any other claim or claims are made against you or if there is any other dispute in respect of the Escrow Funds, you shall have the power and authority, in you sole discretion, to hold such Escrow Funds until such claims are resolved, either through judicial process or otherwise, and/or to file an interpleader action with respect to such claim or claims in any court of competent jurisdiction.

       Except in the case of willful misconduct or gross negligence, you shall have no liability whatsoever for any loss sustained as a result of this Escrow Agreement. You shall have no duties

Weinstock & Scavo, P.C.
August __, 1996
Page 3

or obligations except as set forth in this Escrow Agreement, and you shall not be required to take any action or actions other than in accordance with the terms hereof. Without limiting the generality of the foregoing, this Escrow Agreement imposes no duty or obligation on you.

       In the event you incur any costs, losses, liabilities, damages or expenses, including reasonable attorneys' fees, in connection with your activities as Escrow Agent, your holding of the Escrow Funds or your filing of any interpleader action, it is understood and agreed by all of the parties to the Purchase Agreement that you may, after giving a 7 day notice, set-off against any and all amounts held by you and retain for your own account the full amount of any and all such costs, losses, liabilities, damages or expenses.

       Each of the Company, the Shareholders and the Purchaser jointly and severally agree to indemnify and hold you harmless from and against the full amount of any and all claims, costs, damages, judgments, fees, expenses, obligations, taxes, assessments, liabilities, actions, suits, or charges, including reasonable attorneys' fees and expenses, made against you or incurred by you by reason of any act or omission to act by you as Escrow Agent hereunder or in connection with any of the transactions referred to herein or contemplated hereby or your holding of the Escrow Funds or your filing of any interpleader action and against any loss you may sustain in carrying out the terms of this Escrow Agreement, other than as a result of your gross negligence or willful misconduct.

       The Purchaser understands that the Escrow Agent is counsel to the Selling Parties and agrees that the Escrow Agent shall not be precluded from continuing to represent the Selling Parties in any controversy or litigation arising in connection with this Escrow Agreement by reason of acting as the Escrow Agent.

       The Company, the Purchaser and the Shareholders are beneficiaries to the Escrow Agreement, and its terms may not be changed without their written consent of the Escrow Agent. No third party shall be deemed a beneficiary of this Escrow Agreement and no such party shall have the right to commerce or maintain any suit or action with respect to this Escrow Agreement. This Escrow Agreement may be executed in one or more counterparts, all of which will be deemed to be the same original agreement.

Weinstock & Scavo, P.C.
August __, 1996
Page 4

       Please acknowledge your agreement to the foregoing terms and provisions by executing the enclosed copy of this Escrow Agreement and returning it to the undersigned.

                                          LET'S TALK CELLULAR OF AMERICA,
                                          INC.

                                          By:
                                             -----------------------------
                                          Name:
                                               ---------------------------
                                          Title:
                                                --------------------------


                                          NORTH POINT CELLULAR, INC.


                                          By:
                                             -----------------------------
                                          Name:
                                               ---------------------------
                                          Title:
                                                --------------------------


                                          By:
                                             ----------------------------
                                             Michael Weinstock


                                          By:
                                             ----------------------------
                                             Mark Greene



Accepted this _____ day
of August, 1996

WEINSTOCK & SCAVO, P.C.


By:
   ---------------------------------
     Michael Weinstock, Esq.

                                                                     EXHIBIT 2.6

                                 ESTOPPEL LETTER

         THIS ESTOPPEL LETTER (this "Agreement") dated as of _____________, 199_, by and between __________________________________________________, whose address is _________________________________ ("Landlord"),
_______________________________, a ___________ corporation ("Tenant").

         WHEREAS, the Tenant has by a written lease dated ______________, 19__ (as amended from time to time hereinafter called the "Lease") leased from the Landlord all or part of certain real estate and improvements thereon located on the property more particularly described in Exhibit A hereto (the "Premises");

         WHEREAS, Let's Talk Cellular of America, Inc., a Florida corporation (the "Purchaser") intends to acquire all of the assets of the Tenant (the "Acquisition") and desires to have the Lease assigned to it prior to the consummation of the Acquisition;

         WHEREAS, the Purchaser and the Tenant desire to obtain the consent of the Landlord to facilitate the consummation of the Acquisition.

         NOW, THEREFORE, in consideration of the premises hereof and mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Consent to Acquisition. The Landlord hereby acknowledges and agrees that (a) the Purchaser may acquire the assets of the Tenant and such Acquisition does not constitute a breach of, or default under, or modify the terms of, the Lease and, to the extent the Lease contains any provision to the contrary, such provisions are hereby waived with respect to the Acquisition, and
(b) the Tenant may assign the Lease to the Purchaser.

         2. Acknowledgement of Security Interest. The Landlord acknowledges that the Purchaser and/or Tenant has or will execute and deliver a security agreement (the "Security Agreement") in favor of its lenders on the Lease and (a) all property, including, without limitation, trade fixtures, equipment and inventory located on or used in connection with the Premises by the Tenant, and (b) operating licenses and permits now or at any time hereafter relating to the use of the Premises (all such property being collectively referred to as the "Collateral") and the Landlord agrees that the execution, delivery and performance of the Security Agreement by the Purchaser and its lenders do not constitute a breach of, or default under, or modify the terms of, the Lease.

         3. Acknowledgment of Certain Rights. The Landlord hereby acknowledges that (i) the Tenant intends to enter into (A) an Assignment, Assumption and Consent Agreement (the "AirTouch Assignment") by and among the Tenant, the Purchaser and AirTouch Cellular of Georgia ("AirTouch") providing for, among other things, the assignment to the Purchaser of that certain Sales Agent Agreement dated October 19, 1993 by and between AirTouch and the

Tenant, as amended by an Amendment to Sales Agent Agreement for Cellular Radiotelephone Service dated April 6, 1995 (as so amended, the "Sales Agent Agreement") and (B) an Amendment Number Two to Sales Agent Agreement for Cellular Radiotelephone Service by and between AirTouch and Purchaser and (ii) pursuant to the AirTouch Assignment, AirTouch will have (A) the right to approve or disapprove certain transfers of the Purchaser's right, title or interest in any lease for certain of its retail stores, including the Lease, or any right, title or interest in either of the trade names "Peachtree Mobility" or "Let's Talk Cellular and Wireless" and (B) a right of first refusal in certain circumstances to purchase Tenant's right, title or interest in any or all of the leases for certain of its retail stores, including the Lease, or any of Tenant's right, title or interest in either of the trade names "Peachtree Mobility" or "Let's Talk Cellular and Wireless."

         4. No Defaults. The Landlord acknowledges and agrees that there are no existing defaults under the Lease on the part of the Landlord and the Tenant, the Tenant has paid all rent through the last day of the whole calendar month ending prior to the date hereof and the Tenant has performed all covenants required of the Tenant under the terms of the Lease prior to the date hereof.

         5. Notices. Any notice(s) required or desired to be given hereunder (a) to the Landlord shall be in writing directed to __________________________________, Attention: _____________________________,
and (b) to the Purchaser shall be directed to Let's Talk Cellular of America, Inc., Attention: ___________________________. All notices hereunder shall be sent by prepaid certified or registered mail, return receipt requested, or delivered to a regularly scheduled overnight delivery carrier with delivery fees either prepaid or an arrangement, satisfactory with such carrier, made for the payment of such fees.

         6. Amendments; Notice of Assignment of Interests. The agreements contained herein may not be modified or terminated orally and shall be binding upon and inure to the benefit of the parties hereto and their respective successors or assigns. The Lenders shall promptly notify the Landlord, in the event that the Lenders shall assign their right, title and interest in or under the Security Agreement to any third person. The Landlord shall promptly notify the Lenders in the event that the Landlord shall assign or encumber its interest in the Premises or under the Lease.

         7. Deposits. The Landlord currently holds deposits of the Tenant under the Lease totaling $________________.

         8. Tenant's Obligations. THIS AGREEMENT SHALL NOT IMPAIR OR OTHERWISE AFFECT TENANT'S OBLIGATIONS TO PAY RENT AND ANY OTHER SUMS PAYABLE BY TENANT OR TO OTHERWISE PERFORM ITS OBLIGATIONS TO THE LANDLORD PURSUANT TO THE TERMS OF THE LEASE.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                           [LANDLORD]


                                           By:
                                              ----------------------------
                                           Title:
                                                  ------------------------

                                           [TENANT]



                                           By:
                                              ----------------------------
                                           Title:
                                                  ------------------------

STATE OF _________________          )
                                    ) SS
COUNTY OF ________________          )


         On this ____ day of __________________, 199_, before me, the undersigned, a Notary Public in and for the __________________________, personally appeared _________________ _________________________, to me personally known, who, being by me duly sworn, did say that he is the _____________________________ of said corporation executing the within and foregoing instrument; that (no seal has been procured by the said) (the seal affixed thereto is the seal of said) corporation; that said instrument was signed (and sealed) on behalf of said corporation by authority of its Board of Directors; and that the said ________________ _______________________________ as such officer acknowledged the execution of said instrument to be the voluntary act and deed of said corporation, by it and by him voluntarily executed.



                                       -------------------------------------
                                             Notary Public in and for the
                                             ----------------------------

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                                                Exhibit 3.4

                    AirTouch Cellular COMMISSION SCHEDULE

                   NORTH POINT CELLULAR/PEACHTREE MOBILITY

                                 MAY 24, 1996



Total Contracts for the Period 5/11-5/24                                     ***
                                                                        -----------


        COMMISSION RATE OF ***-1/1/96
    CREDIT LIMIT AND SAFETY CONTRACTS @ ***-1/1/96
        COMMISSION RATE OF ***-4/1/96                     ***                ***
    CREDIT LIMIT CONTRACTS @ ***-4/1/96                   ***                ***

                                                                        -----------
GROSS COMMISSION FOR THE PERIOD                                              ***


Reimbursements-


LESS:
Charged Back Commission                                                      ***
Amount to be deducted - *** Bonus                                            ***
Amount to be deducted -



                                                                        -----------
                                                SUBTOTAL =                   ***


Equipment Purchases                                                          ***


                                                                        ===========
                                        TOTAL COMMISSION PAID                ***



Total Contracts for the Period 5/11-5/24                                     ***
Total contracts Received for the Month 5/11/96-6/10/96

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                    AirTouch Cellular COMMISSION SCHEDULE

                   NORTH POINT CELLULAR/PEACHTREE MOBILITY

                                 June 10, 1995



TOTAL CONTRACTS FOR THE PERIOD 5/26-6/10                                        ***
                                                                        -----------

        COMMISSION RATE OF ***                               ***                ***
    CREDIT LIMIT CONTRACTS @ ***                             ***                ***

                                                                        -----------
GROSS COMMISSION FOR THE PERIOD                                                 ***


Reimbursements


LESS:
Charged Back Commissions                                                        ***
Amount to be deducted



                                                                        -----------
                                                SUBTOTAL =                      ***


Equipment Purchases                                                             ***


                                                                        ===========
                                        TOTAL COMMISSIONS PAID                  ***



Total Contracts for the Period 5/26-6/10                                        ***
Total contracts Received for the Month 5/11/95-6/10/95                          ***

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


     VENDOR NUMBER                              PAYEE                                   CHECK DATE               CHECK NO.
-------------------------------------------------------------------------------------------------------------------------------
      100602                            NORTH POINTE CELLULA                            23-JUNE-95                207146
-------------------------------------------------------------------------------------------------------------------------------
          INVOICE                       INVOICE DESCRIPTION                             DISCOUNT                NET AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
NUMBER                DATE
-------------------------------------------------------------------------------------------------------------------------------
COMM 06109         20-JUN-92                                                                                          ***







-------------------------------------------------------------------------------------------------------------------------------
                                                                                Totals                                ***
                                                                                      -----------------------------------------

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.



                    AirTouch Cellular COMMISSION SCHEDULE

                   NORTH POINT CELLULAR/PEACHTREE MOBILITY

                                June 23, 1995



Total Contracts for the Period 6/10-6/23/95                                     ***
                                                                        -----------
        COMMISSION RATE OF ***                       ***                        ***
     CREDIT LIMIT CONTRACTS @ ***                    ***                        ***


                                                                        -----------
GROSS COMMISSION FOR THE PERIOD                                                 ***


Reimbursements


LESS:
Charged Back Commission                                                         ***
Amount to be deducted



                                                                        -----------
                                                SUBTOTAL =                      ***


Equipment Purchases                                                             ***


                                                                        ===========
                                        TOTAL COMMISSION PAID                   ***



Total Contracts for the Period 6/10-6/23/95                                     ***
Total contracts Received for the Month 6/10/95-7/10/95

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


     VENDOR NUMBER                              PAYEE                                   CHECK DATE               CHECK NO.
-------------------------------------------------------------------------------------------------------------------------------
      100602                            NORTH POINTE CELLULA                            06-JUNE-95                207637
-------------------------------------------------------------------------------------------------------------------------------
          INVOICE                       INVOICE DESCRIPTION                             DISCOUNT                NET AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
NUMBER                DATE
-------------------------------------------------------------------------------------------------------------------------------
COMM 06239         05-JUL-95            RENT REIMB 6-28-95                                                            ***
COMM 07059         05-JUL-95                                                                                          ***







-------------------------------------------------------------------------------------------------------------------------------
                                                                                Totals                                ***
                                                                                      -----------------------------------------

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                    AirTouch Cellular COMMISSION SCHEDULE

                   NORTH POINT CELLULAR/PEACHTREE MOBILITY

                                JULY 10, 1995



Total Contracts for the Period 6/24-7/10/95                                     ***
                                                                        -----------
        COMMISSION RATE OF ***                          ***                     ***
      CREDIT LIMIT CONTRACTS @***                       ***                     ***


                                                                        -----------
GROSS COMMISSION FOR THE PERIOD                                                 ***


Reimbursements                                                                  ***


LESS:
Charged Back Commission                                                         ***
Amount to be deducted



                                                                        -----------
                                                SUBTOTAL =                      ***


Equipment Purchases                                                             ***


                                                                        ===========
                                        TOTAL COMMISSION PAID                   ***



Total Contracts for the Period 6/24-7/10/95                                     ***
Total contracts Received for the Month 6/10/95-7/10/95                          ***

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


     VENDOR NUMBER                              PAYEE                                   CHECK DATE               CHECK NO.
-------------------------------------------------------------------------------------------------------------------------------
      100602                            NORTH POINTE CELLULA
-------------------------------------------------------------------------------------------------------------------------------
          INVOICE                       INVOICE DESCRIPTION                             DISCOUNT                NET AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
NUMBER                DATE
-------------------------------------------------------------------------------------------------------------------------------
COMM 071095        20-JUL-95                                                                                           ***
RRO71295           19-JUL-95                                                                                           ***






-------------------------------------------------------------------------------------------------------------------------------
                                                                                Totals                                 ***
                                                                                      -----------------------------------------

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                    AirTouch Cellular COMMISSION SCHEDULE

                   NORTH POINT CELLULAR/PEACHTREE MOBILITY

                                JULY 25, 1995



Total Contracts for the Period 7/11-7/25/95                                     ***
                                                                        -----------
        COMMISSION RATE OF ***                          ***                     ***
      CREDIT LIMIT CONTRACTS @ ***                      ***                     ***


                                                                        -----------
GROSS COMMISSION FOR THE PERIOD                                                 ***


Reimbursements                                                                  ***


LESS:
Charged Back Commission                                                         ***
Amount to be deducted                                                           ***



                                                                        -----------
                                                SUBTOTAL =                      ***


Equipment Purchases                                                             ***


                                                                        ===========
                                        TOTAL COMMISSION PAID                   ***



Total Contracts for the Period 7/11-7/25/95                                     ***
Total contracts Received for the Month 7/11/95-8/10/95

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


     VENDOR NUMBER                              PAYEE                                   CHECK DATE               CHECK NO.
-------------------------------------------------------------------------------------------------------------------------------
      100602                            NORTH POINTE CELLULA
-------------------------------------------------------------------------------------------------------------------------------
          INVOICE                       INVOICE DESCRIPTION                             DISCOUNT                NET AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
NUMBER                DATE
-------------------------------------------------------------------------------------------------------------------------------
COMM 07259         02-AUG-95                                                                                         ***







-------------------------------------------------------------------------------------------------------------------------------
                                                                                Totals                                ***
                                                                                      -----------------------------------------

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                    AirTouch Cellular COMMISSION SCHEDULE

                   NORTH POINT CELLULAR/PEACHTREE MOBILITY

                               AUGUST 10, 1995



Total Contracts for the Period 7/26/95-8/10/95                                  ***
                                                                        -----------
        COMMISSION RATE OF ***                                   ***            ***
      CREDIT LIMIT CONTRACTS @***                                ***            ***


                                                                        -----------
GROSS COMMISSION FOR THE PERIOD                                                 ***


Reimbursements                                                                  ***


LESS:
Charged Back Commissions                                                        ***
Amount to be deducted



                                                                        -----------
                                                    SUBTOTAL =                  ***


Equipment Purchases                                                             ***


                                                                        ===========
                                        TOTAL COMMISSIONS PAID                  ***



Total Contracts for the Period 7/26/95-8/10/95                                  ***
Total contracts Received for the Month 7/11/95-8/10/95                          ***

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


     VENDOR NUMBER                              PAYEE                                   CHECK DATE               CHECK NO.
-------------------------------------------------------------------------------------------------------------------------------
      100602                            NORTH POINTE CELLULA                            23-JUNE-95                209399
-------------------------------------------------------------------------------------------------------------------------------
          INVOICE                       INVOICE DESCRIPTION                             DISCOUNT                NET AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
NUMBER                DATE
-------------------------------------------------------------------------------------------------------------------------------
081095 COMM        18-AUG-95                                                                                           ***






-------------------------------------------------------------------------------------------------------------------------------
                                                                                Totals                                 ***
                                                                                      -----------------------------------------

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                    AirTouch Cellular COMMISSION SCHEDULE

                   NORTH POINT CELLULAR/PEACHTREE MOBILITY

                               AUGUST 25, 1995



Total Contracts for the Period 8/11-8/25/95                                     ***
                                                                        -----------
        COMMISSION RATE OF  ***                               ***               ***
      CREDIT LIMIT CONTRACTS @***                             ***               ***


                                                                        -----------
GROSS COMMISSION FOR THE PERIOD                                                 ***


Reimbursements


LESS:
Charged Back Commissions                                                        ***
Amount to be deducted



                                                                        -----------
                                                    SUBTOTAL =                  ***


Equipment Purchases                                                             ***


                                                                        ===========
                                        TOTAL COMMISSIONS PAID                  ***



Total Contracts for the Period 8/11-8/25/95                                     ***
Total contracts Received for the Month 8/11/95-9/10/95

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


     VENDOR NUMBER                              PAYEE                                   CHECK DATE               CHECK NO.
-------------------------------------------------------------------------------------------------------------------------------
      100602                            NORTH POINTE CELLULA                            07-SEP-95                209877
-------------------------------------------------------------------------------------------------------------------------------
          INVOICE                       INVOICE DESCRIPTION                             DISCOUNT                NET AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
NUMBER                DATE
-------------------------------------------------------------------------------------------------------------------------------
COMM082595         05-SEP-952                                                                                           ***






-------------------------------------------------------------------------------------------------------------------------------
                                                                                Totals                                  ***
                                                                                        ---------------------------------------


                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                    AirTouch Cellular COMMISSION SCHEDULE

                   NORTH POINT CELLULAR/PEACHTREE MOBILITY

                                 SEPT. 10, 1995



Total Contracts for the Period 8/26-9/10/95                                     ***
                                                                        -----------
        COMMISSION RATE OF ***                          ***                     ***
    CREDIT LIMIT CONTRACTS @ ***                        ***                     ***


                                                                        -----------
GROSS COMMISSION FOR THE PERIOD                                                 ***


Reimbursements


LESS:
Charged Back Commission                                                         ***
Amount to be deducted



                                                                        -----------
                                                SUBTOTAL =                      ***


Equipment Purchases                                                             ***


                                                                        ===========
                                       TOTAL COMMISSIONS PAID                   ***



Total Contracts for the Period 8/26-9/10/95                                     ***
Total contracts Received for the Month 8/11/95-9/10/95                          ***

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


     VENDOR NUMBER                              PAYEE                                   CHECK DATE               CHECK NO.
-------------------------------------------------------------------------------------------------------------------------------
      100602                            NORTH POINTE CELLULA                                                      207146
-------------------------------------------------------------------------------------------------------------------------------
          INVOICE                       INVOICE DESCRIPTION                             DISCOUNT                NET AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
NUMBER                DATE
-------------------------------------------------------------------------------------------------------------------------------
COMM 09109         21-SEP-95                                                                                           ***







-------------------------------------------------------------------------------------------------------------------------------
                                                                                Totals                                 ***
                                                                                      -----------------------------------------

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                    AirTouch Cellular COMMISSION SCHEDULE

                   NORTH POINT CELLULAR/PEACHTREE MOBILITY

                                SEPT. 25,1995



Total Contracts for the Period 9/11-9/25/95                                     ***
                                                                        -----------
        COMMISSION RATE OF ***                          ***                     ***
    CREDIT LIMIT CONTRACTS @ ***                        ***                     ***


                                                                        -----------
GROSS COMMISSION FOR THE PERIOD                                                 ***


Reimbursements


LESS:
Charged Back Commission                                                         ***
Amount to be deducted



                                                                        -----------
                                                SUBTOTAL =                      ***


Equipment Purchases                                                             ***


                                                                        ===========
                                        TOTAL COMMISSION PAID                   ***



Total Contracts for the Period 9/11/-9/25/95                                    ***
Total contracts Received for the Month 9/11/95-10/10/95

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


     VENDOR NUMBER                              PAYEE                                   CHECK DATE               CHECK NO.
-------------------------------------------------------------------------------------------------------------------------------
      100602                            NORTH POINTE CELLULA                            06-OCT-95                 210908
-------------------------------------------------------------------------------------------------------------------------------
          INVOICE                       INVOICE DESCRIPTION                             DISCOUNT                  NET AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
NUMBER                DATE
-------------------------------------------------------------------------------------------------------------------------------
??2995              29-SEP-95           LEONARD DEAL REBATE                                                             ***
COMM092595          04-OCT-95                                                                                           ***
RR 100395           03-OCT-95           RENT REIMB 9-27-95                                                              ***







-------------------------------------------------------------------------------------------------------------------------------
                                                                                Totals                                  ***
                                                                                      -----------------------------------------

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                    AirTouch Cellular COMMISSION SCHEDULE

                   NORTH POINT CELLULAR/PEACHTREE MOBILITY

                                OCT. 10, 1995



Total Contracts for the Period 9/26-10/10/95                                    ***
                                                                        -----------
        COMMISSION RATE OF ***                         ***                      ***
    CREDIT LIMIT CONTRACTS @***                        ***                      ***


                                                                        -----------
GROSS COMMISSION FOR THE PERIOD                                                 ***


Reimbursements


LESS:
Charged Back Commission                                                         ***
Amount to be deducted                                                           ***



                                                                        -----------
                                                SUBTOTAL =                      ***


Equipment Purchases                                                             ***


                                                                        ===========
                                        TOTAL COMMISSION PAID                   ***



Total Contracts for the Period 9/26-10/10/95                                    ***
Total contracts Received for the Month 9/11/95-10/10/95                         ***

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


     VENDOR NUMBER                              PAYEE                                   CHECK DATE               CHECK NO.
-------------------------------------------------------------------------------------------------------------------------------
      100602                            NORTH POINTE CELLULA                            20-0CT-95                211359
-------------------------------------------------------------------------------------------------------------------------------
          INVOICE                       INVOICE DESCRIPTION                             DISCOUNT                NET AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
NUMBER                DATE
-------------------------------------------------------------------------------------------------------------------------------
101095COMM          19-OCT-95                                                                                       ***







-------------------------------------------------------------------------------------------------------------------------------
                                                                                Totals                              ***
                                                                                      -----------------------------------------

                 CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.

                     AirTouch Cellular COMMISSION SCHEDULE

                   NORTH POINT CELLULAR/PEACHTREE MOBILITY

                                 OCT. 25, 1995


Total Contracts for the Period 10/11-10/25/95                                   ***
                                                                        -----------
        COMMISSION RATE OF ***                          ***                     ***
    CREDIT LIMIT CONTRACTS @***                         ***                     ***


                                                                        -----------
GROSS COMMISSION FOR THE PERIOD                                                 ***


Reimbursements


LESS:
Charged Back Commission                                                         ***
Amount to be deducted



                                                                        -----------
                                                SUBTOTAL =                      ***


Equipment Purchases                                                             ***


                                                                        ===========
                                        TOTAL COMMISSION PAID                   ***



Total Contracts for the Period 10/11-10/25/95                                   ***
Total contracts Received for the Month 10/11/95-11/10/95

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.

     VENDOR NUMBER                              PAYEE                                   CHECK DATE               CHECK NO.
-------------------------------------------------------------------------------------------------------------------------------
      100602                            NORTH POINTE CELLULA                            09-NOV-95                212093
-------------------------------------------------------------------------------------------------------------------------------
          INVOICE                       INVOICE DESCRIPTION                             DISCOUNT                NET AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
NUMBER                    DATE
-------------------------------------------------------------------------------------------------------------------------------
110795                  07-NOV-95       LEONARD DEAL REBATE                                                            ***
COMM 10259              02-NOV-95                                                                                      ***
COOP 11069              06-NOV-95       CLAIM #87,88,89,90 & 91                                                        ***
??OP 11079              07-NOV-95       CLAIM #92,93 & 94                                                              ***







-------------------------------------------------------------------------------------------------------------------------------
                                                                                Totals                                 ***
                                                                                      -----------------------------------------

                 CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.


                    AirTouch Cellular COMMISSION SCHEDULE

                   NORTH POINT CELLULAR/PEACHTREE MOBILITY

                                 NOV. 10, 1995



Total Contracts for the Period 10/26-11/10/95                                   ***
                                                                        -----------
        COMMISSION RATE OF ***                          ***                     ***
      CREDIT LIMIT CONTRACTS @***                       ***                     ***


                                                                        -----------
GROSS COMMISSION FOR THE PERIOD                                                 ***


Reimbursements


LESS:
Charged Back Commission                                                         ***
Amount to be deducted                                                           ***



                                                                        -----------
                                                SUBTOTAL =                      ***


Equipment Purchases                                                             ***


                                                                        ===========
                                        TOTAL COMMISSION PAID                   ***



Total Contracts for the Period 10/26-11/10/95                                   ***
Total contracts Received for the Month 10/11/95-11/10/95                        ***

                  CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.

     VENDOR NUMBER                              PAYEE                                   CHECK DATE               CHECK NO.
-------------------------------------------------------------------------------------------------------------------------------
      100602                            NORTH POINTE CELLULA                            22-NOV-95               212476
-------------------------------------------------------------------------------------------------------------------------------
          INVOICE                       INVOICE DESCRIPTION                             DISCOUNT                NET AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
NUMBER                DATE
-------------------------------------------------------------------------------------------------------------------------------
COMM111095         17-NOV-95                                                                ***
COOP111795         17-NOV-95         CLAIM CHECKS 79 & 95                                                              ***







-------------------------------------------------------------------------------------------------------------------------------
                                                                                Totals                                  ***
                                                                                      -----------------------------------------

                  CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.

                    AirTouch Cellular COMMISSION SCHEDULE

                   NORTH POINT CELLULAR/PEACHTREE MOBILITY

                                NOV. 25, 1995



Total Activations for the Period 11/11-11/25/95                                 ***
                                                                        -----------
        COMMISSION RATE OF ***                          ***                     ***
      CREDIT LIMIT CONTRACTS @***                       ***                     ***


                                                                        -----------
GROSS COMMISSION FOR THE PERIOD                                                 ***


Reimbursements                                                                  ***


LESS:
Charged Back Commission                                                         ***
Amount to be deducted                                                           ***



                                                                        -----------
                                                SUBTOTAL =                      ***


Equipment Purchases                                                             ***


                                                                        ===========
                                        TOTAL COMMISSION PAID                   ***



Total Activations for the Period 11/11-11/25/95                                 ***
Total Activations Received for the Month 11/11/95-12/10/95

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.

     VENDOR NUMBER                              PAYEE                                   CHECK DATE               CHECK NO.
-------------------------------------------------------------------------------------------------------------------------------
      100602                            NORTH POINTE CELLULA                            08-DEC-95                213068
-------------------------------------------------------------------------------------------------------------------------------
          INVOICE                       INVOICE DESCRIPTION                             DISCOUNT                NET AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
NUMBER              DATE
-------------------------------------------------------------------------------------------------------------------------------
COMM112595      04-DEC-95                                                                                              ***
COOP112895      28-NOV-95               CLAIM #96,#97 & #98                                                            ***
LD120195        01-DEC-95               LEONARD DEAL REBATE                                                            ***







-------------------------------------------------------------------------------------------------------------------------------
                                                                                Totals                                 ***
                                                                                      -----------------------------------------

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.

                   AirTouch Cellular COMMISSION SCHEDULE

                   NORTH POINT CELLULAR/PEACHTREE MOBILITY

                                DEC. 10, 1995



Total Contracts for the Period 11/25/95-12/8/95                                 ***


           COMMISSION RATE OF ***                    ***                        ***
        CREDIT LIMIT CONTRACTS @***                  ***                        ***
       COMMISSION RATE OF ***   -1/1/96
    CREDIT LIMIT CONTRACTS @***   -1/1/96

                                                                        -----------
GROSS COMMISSION FOR THE PERIOD                                                 ***

Reimbursements

LESS:
Charged Back Commissions                                                        ***
Amount to be deducted

                                                                        -----------
                                                SUBTOTAL =                      ***


Equipment Purchases                                                             ***


                                                                        ===========
                                        TOTAL COMMISSIONS PAID                  ***



Total Contracts for the Period 11/25/95-12/8/95                                 ***
Total contracts Received for the Month 11/11/95-12/8/95                         ***

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.


     VENDOR NUMBER                              PAYEE                                   CHECK DATE               CHECK NO.
-------------------------------------------------------------------------------------------------------------------------------
      100602                            NORTH POINTE CELLULA                            22-DEC-95                 213558
-------------------------------------------------------------------------------------------------------------------------------
          INVOICE                       INVOICE DESCRIPTION                             DISCOUNT                NET AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
NUMBER                DATE
-------------------------------------------------------------------------------------------------------------------------------
COMM121095        18-DEC-95                                                                                            ***
COOP121595        15-DEC-95             CLAIM #104 & 105                                                               ***
RR121395          18-DEC-95             RENT REIMB 12-13-95                                                            ***







-------------------------------------------------------------------------------------------------------------------------------
                                                                                Totals                                 ***
                                                                                      -----------------------------------------

                  CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.


                    AirTouch Cellular COMMISSION SCHEDULE

                   NORTH POINT CELLULAR/PEACHTREE MOBILITY


DEC.25,1995


Total Contracts for the Period 12/9/95-12/22/95                                 ***
                                                                        -----------
        COMMISSION RATE OF ***                                ***               ***
    CREDIT LIMIT CONTRACTS @***                               ***               ***
    COMMISSION RATE OF ***   -1/1/96
 CREDIT LIMIT CONTRACTS @***   -1/1/96


                                                                        -----------
GROSS COMMISSION FOR THE PERIOD                                                 ***


Reimbursements


LESS:
Charged Back Commission                                                         ***
Amount to be deducted



                                                                        -----------
                                                SUBTOTAL =                      ***


Equipment Purchases                                                             ***

                                                                        ===========
                                        TOTAL COMMISSION PAID                   ***



Total Contracts for the Period 12/9/95-12/22/95                                 ***
Total contracts Received for the Month 12/9/95-1/10/95

                  CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.

     VENDOR NUMBER                              PAYEE                                   CHECK DATE               CHECK NO.
-------------------------------------------------------------------------------------------------------------------------------
      100602                            NORTH POINTE CELLULA                            05-JAN-96                 214207
-------------------------------------------------------------------------------------------------------------------------------
          INVOICE                       INVOICE DESCRIPTION                             DISCOUNT                NET AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
NUMBER                DATE
-------------------------------------------------------------------------------------------------------------------------------
COMM010496         05-JAN-96                                                                                            ***






-------------------------------------------------------------------------------------------------------------------------------
                                                                                Totals                                  ***
                                                                                      -----------------------------------------

                  CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.


                     AirTouch Cellular COMMISSION SCHEDULE

                   NORTH POINT CELLULAR/PEACHTREE MOBILITY

                                JAN. 10, 1996



Total Contracts for the Period 12/23/95-1/10/96                                 ***
                                                                        -----------
        COMMISSION RATE OF ***                          ***                     ***
    CREDIT LIMIT CONTRACTS @***                         ***                     ***
    COMMISSION RATE OF ***   -1/1/96                    ***                     ***
  CREDIT LIMIT CONTRACTS @***   -1/1/96                 ***                     ***


                                                                        -----------
GROSS COMMISSION FOR THE PERIOD                                                 ***


Reimbursements-***   BONUS                                                      ***


LESS:
Charged Back Commission                                                         ***
Amount to be deducted                                                           ***



                                                                        -----------
                                                SUBTOTAL =                      ***


Equipment Purchases                                                             ***


                                                                        ===========
                                        TOTAL COMMISSION PAID                   ***


Total Contracts for the Period 12/23/95-1/10/96                                 ***
Total contracts Received for the Month 12/9/95-1/10/95                          ***

                  CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.

     VENDOR NUMBER                              PAYEE                                   CHECK DATE               CHECK NO.
-------------------------------------------------------------------------------------------------------------------------------
      100602                            NORTH POINTE CELLULA                            22-JAN-96                  214594
-------------------------------------------------------------------------------------------------------------------------------
          INVOICE                       INVOICE DESCRIPTION                             DISCOUNT                NET AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
NUMBER                DATE
-------------------------------------------------------------------------------------------------------------------------------
COMM011096         21-JAN-96                                                                                           ***






-------------------------------------------------------------------------------------------------------------------------------
                                                                                Totals                                 ***
                                                                                      -----------------------------------------

                  CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.


                    AirTouch Cellular COMMISSION SCHEDULE

                   NORTH POINT CELLULAR/PEACHTREE MOBILITY

                                 JAN.25, 1996



Total Contracts for the Period 1/11/96-1/25/96                                  ***
                                                                        -----------
       COMMISSION RATE OF    ***                        ***                     ***
    CREDIT LIMIT CONTRACTS @ ***
    COMMISSION RATE OF ***   -1/1/96                    ***                     ***
  CREDIT LIMIT CONTRACTS @***   -1/1/96                 ***                     ***

                                                                        -----------
GROSS COMMISSION FOR THE PERIOD                                                 ***


Reimbursements-                                                                 ***


LESS:
Charged Back Commission                                                         ***
Amount to be deducted                                                           ***



                                                                        -----------
                                                SUBTOTAL =                      ***

Equipment Purchases                                                             ***

                                                                        ===========
                                        TOTAL COMMISSION PAID                   ***



Total Contracts for the Period 1/11/96-1/25/96                                  ***
Total contracts Received for the Month 1/11/96-1/25/96

                  CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.


     VENDOR NUMBER                              PAYEE                                   CHECK DATE               CHECK NO.
-------------------------------------------------------------------------------------------------------------------------------
      100602                            NORTH POINTE CELLULA                             09-FEB-96                 215284
-------------------------------------------------------------------------------------------------------------------------------
          INVOICE                       INVOICE DESCRIPTION                             DISCOUNT                NET AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
NUMBER                DATE
-------------------------------------------------------------------------------------------------------------------------------
COMM012596         07-FEB-96                                                                                            ***
COOP013196         31-JAN-96                                                                                            ***






-------------------------------------------------------------------------------------------------------------------------------
                                                                                Totals                                  ***
                                                                                      -----------------------------------------

                  CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.


                    AirTouch Cellular COMMISSION SCHEDULE

                   NORTH POINT CELLULAR/PEACHTREE MOBILITY

                                 FEB 10, 1996



Total Contracts for the Period 1/26/96-2/10/96                                  ***
                                                                        -----------
      COMMISSION RATE OF ***                              ***                   ***
    CREDIT LIMIT CONTRACTS @ ***
    COMMISSION RATE OF ***   -1/1/96                      ***                   ***
  CREDIT LIMIT CONTRACTS @*** 1/1/96                      ***                   ***

                                                                        -----------
GROSS COMMISSION FOR THE PERIOD                                                 ***

Reimbursements


LESS:
Charged Back Commission                                                         ***
Amount to be deducted                                                           ***



                                                                        -----------
                                                SUBTOTAL =                      ***

Equipment Purchases                                                             ***

                                                                        ===========
                                        TOTAL COMMISSION PAID                   ***


Total Contracts for the Period 1/26/96-2/10/96                                  ***
Total contracts Received for the Month 1/11/96-2/10/96                          ***

                  CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.

     VENDOR NUMBER                              PAYEE                                   CHECK DATE               CHECK NO.
-------------------------------------------------------------------------------------------------------------------------------
      100602                            NORTH POINTE CELLULA                             22-FEB-96                215678
-------------------------------------------------------------------------------------------------------------------------------
          INVOICE                       INVOICE DESCRIPTION                             DISCOUNT                NET AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
NUMBER                DATE
-------------------------------------------------------------------------------------------------------------------------------
COMM021096         21-FEB-96                                                                                             ***
COOP021596         15-FEB-96       CLAIM# 009, 011 & 012                                                                 ***


-------------------------------------------------------------------------------------------------------------------------------
                                                                                Totals                                   ***
                                                                                      -----------------------------------------

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                    AirTouch Cellular COMMISSION SCHEDULE

                   NORTH POINT CELLULAR/PEACHTREE MOBILITY

                                 FEB 23, 1996



Total Contracts for the Period 2/11-2/25/96                                     ***


           COMMISSION RATE OF ***
        CREDIT LIMIT CONTRACTS @***
       COMMISSION RATE OF ***   -1/1/96                 ***                     ***
    CREDIT LIMIT CONTRACTS @***   -1/1/96               ***                     ***

                                                                        -----------
GROSS COMMISSION FOR THE PERIOD                                                 ***

Reimbursements-

LESS:
Charged Back Commissions                                                        ***
Amount to be deducted-*** BONUS                                                 ***
Amount to be deducted-                                                          ***

                                                                        -----------
                                                SUBTOTAL =                      ***


Equipment Purchases                                                             ***


                                                                        ===========
                                        TOTAL COMMISSIONS PAID                  ***



Total Contracts for the Period 2/11-2/25/96                                     ***
Total contracts Received for the Month 2/11/96-3/10/96

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

     VENDOR NUMBER                              PAYEE                                   CHECK DATE               CHECK NO.
-------------------------------------------------------------------------------------------------------------------------------
      100602                           NORTH POINTE CELLULA                             06-MAR-96                 216273
-------------------------------------------------------------------------------------------------------------------------------
          INVOICE                       INVOICE DESCRIPTION                             DISCOUNT                NET AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
NUMBER                DATE
-------------------------------------------------------------------------------------------------------------------------------
COMM022396         23-FEB-96                                                                                        ***







-------------------------------------------------------------------------------------------------------------------------------
                                                                                Totals                              ***
                                                                                      -----------------------------------------

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                    AirTouch Cellular COMMISSION SCHEDULE

                   NORTH POINT CELLULAR/PEACHTREE MOBILITY

                                MARCH 10, 1996



Total Contracts for the Period 2/26-3/10/96                                  ***

           COMMISSION RATE OF ***
        CREDIT LIMIT CONTRACTS @***
       COMMISSION RATE OF ***-1/1/96                    ***                  ***
    CREDIT LIMIT CONTRACTS @***-1/1/96                  ***                  ***

                                                                        -----------
GROSS COMMISSION FOR THE PERIOD                                              ***

Reimbursements-                                                              ***

LESS:
Charged Back Commissions                                                     ***
Amount to be deducted-*** BONUS                                              ***
Amount to be deducted-

                                                                        -----------
                                                SUBTOTAL =                   ***


Equipment Purchases                                                          ***


                                                                        ===========
                                        TOTAL COMMISSIONS PAID               ***



Total Contracts for the Period 2/26-3/10/96                                     ***
Total contracts Received for the Month 2/11/96-3/10/96                          ***

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


     VENDOR NUMBER                              PAYEE                                   CHECK DATE               CHECK NO.
-------------------------------------------------------------------------------------------------------------------------------
      100602                            NORTH POINTE CELLULA                             22-MAR-96                 216821
-------------------------------------------------------------------------------------------------------------------------------
          INVOICE                       INVOICE DESCRIPTION                             DISCOUNT                NET AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
NUMBER                DATE
-------------------------------------------------------------------------------------------------------------------------------
COMM031096         20-MAR-96                                                                                         ***







-------------------------------------------------------------------------------------------------------------------------------
                                                                                Totals                               ***
                                                                                      -----------------------------------------

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                    AirTouch Cellular COMMISSION SCHEDULE

                   NORTH POINT CELLULAR/PEACHTREE MOBILITY

                                MARCH 25, 1996



Total Contracts for the Period 3/9-3/25/96                                      ***


        COMMISSION RATE OF *** -1/1/96
    CREDIT LIMIT CONTRACTS @*** -1/1/96
        COMMISSION RATE OF *** -4/1/96                  ***                     ***
    CREDIT LIMIT CONTRACTS @*** -4/1/96                 ***                     ***

                                                                        -----------
GROSS COMMISSION FOR THE PERIOD                                                 ***

Reimbursements-                                                                 ***

LESS:
Charged Back Commissions                                                        ***
Amount to be deducted-*** BONUS
Amount to be deducted-

                                                                        -----------
                                                SUBTOTAL =                      ***


Equipment Purchases                                                             ***


                                                                        ===========
                                        TOTAL COMMISSIONS PAID                  ***



Total Contracts for the Period 3/9-3/25/96                                      ***
Total contracts Received for the Month 2/11/96-3/10/96

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


     VENDOR NUMBER                              PAYEE                                   CHECK DATE               CHECK NO.
-------------------------------------------------------------------------------------------------------------------------------
      100602                            NORTH POINTE CELLULA                            04-APR-96                 217437
-------------------------------------------------------------------------------------------------------------------------------
          INVOICE                       INVOICE DESCRIPTION                             DISCOUNT                NET AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
NUMBER                DATE
-------------------------------------------------------------------------------------------------------------------------------
COMM032596         02-APR-96                                                                                        ***
COOP032896         28-MAR-96            CLAIM # 17 & 18                                                             ***






-------------------------------------------------------------------------------------------------------------------------------
                                                                                Totals                              ***
                                                                                      -----------------------------------------

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                    AirTouch Cellular COMMISSION SCHEDULE

                   NORTH POINT CELLULAR/PEACHTREE MOBILITY

                                APRIL 10, 1996



Total Contracts for the Period 3/26-4/10                                        ***


        COMMISSION RATE OF *** -1/1/96                  ***                     ***
    CREDIT LIMIT CONTRACTS @*** -1/1/96                 ***                     ***
        COMMISSION RATE OF *** -4/1/96                  ***                     ***
    CREDIT LIMIT CONTRACTS @*** -4/1/96                 ***                     ***

                                                                        -----------
GROSS COMMISSION FOR THE PERIOD                                                 ***

Reimbursements-                                                                 ***

LESS:
Charged Back Commissions                                                        ***
Amount to be deducted-*** BONUS                                                 ***
Amount to be deducted-                                                          ***

                                                                        -----------
                                                SUBTOTAL =                      ***


Equipment Purchases                                                             ***


                                                                        ===========
                                        TOTAL COMMISSIONS PAID                  ***



Total Contracts for the Period 3/26-4/10                                        ***
Total contracts Received for the Month 3/11/96-4/10/96                          ***

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.



     VENDOR NUMBER                              PAYEE                                   CHECK DATE               CHECK NO.
-------------------------------------------------------------------------------------------------------------------------------
      100602                           NORTH POINTE CELLULA                             20-APR-96                 218011
-------------------------------------------------------------------------------------------------------------------------------
          INVOICE                       INVOICE DESCRIPTION                             DISCOUNT                NET AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
NUMBER                DATE
-------------------------------------------------------------------------------------------------------------------------------
COMM041896         18-APR-96                                                                                       ***







-------------------------------------------------------------------------------------------------------------------------------
                                                                                Totals                             ***
                                                                                      -----------------------------------------

                    AirTouch Cellular COMMISSION SCHEDULE

                   NORTH POINT CELLULAR/PEACHTREE MOBILITY

                                 APRIL 25, 1996




Total Contracts for the Period 4/11-4/25/96                                     610

        COMMISSION RATE OF ***-1/1/96
    CREDIT LIMIT AND SAFETY CONTRACTS @ ***-1/1/96
        COMMISSION RATE OF ***-4/1/96                      ***              ***
    CREDIT LIMIT CONTRACTS @ ***-4/1/96                    ***              ***

                                                                        -----------
GROSS COMMISSION FOR THE PERIOD                                             ***


Reimbursements-                                                             ***


LESS:
Charged Back Commissions                                                    ***
Amount to be deducted-*** BONUS                                             ***
Amount to be deducted-



                                                                        -----------
                                                    SUBTOTAL =              ***


Equipment Purchases                                                         ***


                                                                        ===========
                                        TOTAL COMMISSIONS PAID              ***



Total Contracts for the Period 4/11-4/25/96                                     610
Total contracts Received for the Month 4/11/96-5/10/96                          ---

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


     VENDOR NUMBER                              PAYEE                                   CHECK DATE               CHECK NO.
-------------------------------------------------------------------------------------------------------------------------------
      100602                            NORTH POINTE CELLULA                            09-MAY-96                 218818
-------------------------------------------------------------------------------------------------------------------------------
          INVOICE                       INVOICE DESCRIPTION                             DISCOUNT                NET AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
NUMBER                DATE
-------------------------------------------------------------------------------------------------------------------------------
COMM050796         07-MAY-96                                                                                           ***







-------------------------------------------------------------------------------------------------------------------------------
                                                                                Totals                                 ***
                                                                                      -----------------------------------------

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.


                    AirTouch Cellular COMMISSION SCHEDULE

                   NORTH POINT CELLULAR/PEACHTREE MOBILITY

                                 APRIL 25, 1996



Total Contracts for the Period 4/11-4/25/96                                     ***
                                                                        -----------
        COMMISSION RATE OF ***   -1/1/96                  ***                   ***
    CREDIT LIMIT AND SAFETY CONTRACTS @ ***-1/1/96
        COMMISSION RATE OF ***-4/1/96                     ***                   ***
    CREDIT LIMIT CONTRACTS @ ***-4/1/96                   ***                   ***


                                                                        -----------
GROSS COMMISSION FOR THE PERIOD                                                 ***


Reimbursements-


LESS:
Charged Back Commissions
Amount to be deducted-***   BONUS
Amount to be deducted-



                                                                        ----------
                                                   SUBTOTAL =                  ***

Equipment Purchases


                                                                        ==========
                                        TOTAL COMMISSION PAID                  ***



Total Contracts for the Period 4/11-4/25/96                                    ***
Total contracts Received for the Month 4/11/96-5/10/96                         ***

                  CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.


     VENDOR NUMBER                              PAYEE                                   CHECK DATE               CHECK NO.
-------------------------------------------------------------------------------------------------------------------------------
      100602                            NORTH POINTE CELLULA                            23-MAY-96                 219272
-------------------------------------------------------------------------------------------------------------------------------
          INVOICE                       INVOICE DESCRIPTION                             DISCOUNT                NET AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
NUMBER                DATE
-------------------------------------------------------------------------------------------------------------------------------
052296             22-MAY-96           Commissions for 4/25/96                                                          ***
COMM052196         21-MAY-96                                                                                            ***






-------------------------------------------------------------------------------------------------------------------------------
                                                                                Totals                                  ***
                                                                                      -----------------------------------------

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION.  ASTERISKS DENOTE SUCH OMISSIONS.

                    AirTouch Cellular COMMISSION SCHEDULE

                   NORTH POINT CELLULAR/PEACHTREE MOBILITY

                                APRIL 25, 1996



Total Contracts for the Periods 4/11-4/25/96 & 1/26-5/10/96                     ***
                                                                        -----------
        COMMISSION RATE OF ***-1/1/96
    CREDIT LIMIT AND SAFETY CONTRACTS @***-1/1/96
        COMMISSION RATE OF ***-4/1/96                           ***             ***
    CREDIT LIMIT CONTRACTS @***-4/1/96                          ***             ***


                                                                        -----------
GROSS COMMISSION FOR THE PERIOD                                                 ***


Reimbursements-


LESS:
Charged Back Commissions                                                        ***
Amount to be deducted-***   BONUS                                               ***
Amount to be deducted-                                                          ***


                                                                        -----------
                                                   SUBTOTAL =                   ***


Equipment Purchases                                                             ***


                                                                        ===========
                                        TOTAL COMMISSIONS PAID                  ***



Total Contracts for the Period 4/11-4/25/96                                     ***
Total contracts Received for the Month 4/11/96-5/10/96                          ***

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


     VENDOR NUMBER                              PAYEE                                   CHECK DATE               CHECK NO.
-------------------------------------------------------------------------------------------------------------------------------
      100602                            NORTH POINTE CELLULA                            23-MAY-95                   219272
-------------------------------------------------------------------------------------------------------------------------------
          INVOICE                       INVOICE DESCRIPTION                             DISCOUNT                NET AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
NUMBER                DATE
-------------------------------------------------------------------------------------------------------------------------------
052296             22-MAY-96            Commissions for 4/25/96                                                         ***
COMM052196         21-MAY-96                                                                                            ***






-------------------------------------------------------------------------------------------------------------------------------
                                                                                Totals                                  ***
                                                                                      -----------------------------------------

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                    AirTouch Cellular COMMISSION SCHEDULE

                   NORTH POINT CELLULAR/PEACHTREE MOBILITY

                                APRIL 25, 1996


PAY 5/31

Total Contracts for the Period 4/26-5/10                                       ***
                                                                        ----------
        COMMISSION RATE OF *** -1/1/96
    CREDIT LIMIT AND SAFETY CONTRACTS @*** -1/1/96
        COMMISSION RATE OF *** -4/1/96                        ***              ***
    CREDIT LIMIT CONTRACTS @*** -4/1/96

                                                                        ----------
GROSS COMMISSION FOR THE PERIOD                                                ***

Reimbursements-


LESS:
Charged Back Commissions
Amount to be deducted-*** BONUS
Amount to be deducted-



                                                                        ----------
                                                   SUBTOTAL =                  ***

Equipment Purchases


                                                                        ==========
                                        TOTAL COMMISSIONS PAID                 ***



Total Contracts for the Period 4/26-5/10                                       ***
Total contracts Received for the Month 4/11/96-5/10/96                         ***

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

     VENDOR NUMBER                              PAYEE                                   CHECK DATE               CHECK NO.
-------------------------------------------------------------------------------------------------------------------------------
      100602                            NORTH POINTE CELLULA                            01-JUN-95                 219593
-------------------------------------------------------------------------------------------------------------------------------
          INVOICE                       INVOICE DESCRIPTION                             DISCOUNT                NET AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
NUMBER                DATE
-------------------------------------------------------------------------------------------------------------------------------
COMM052996         29-MAY-92                                                                                             ***







-------------------------------------------------------------------------------------------------------------------------------
                                                                                Totals                                   ***
                                                                                      -----------------------------------------

                                  EXHIBIT 3.16


                                                              June 1993 Version

                              SALES AGENT AGREEMENT
                       FOR CELLULAR RADIOTELEPHONE SERVICE


       THIS SALES AGENT AGREEMENT (the "Agreement") is made and entered into this 17 day of October, 1993, by and between PACTEL CELLULAR INC. OF GEORGIA ("PacTel"), a Nevada corporation with its principal place of business at 4151 Ashford Dunwoody Road, Suite 300, Atlanta, Georgia 30319, and NORTH POINT CELLULAR, INC. d/b/a PEACHTREE MOBILITY ("Agent"), a Georgia corporation with its principal place of business at 1220 North Point Circle, Alpharetta, Georgia 30202 ("Agent's Office").

                              W I T N E S S E T H:

       WHEREAS, PacTel provides cellular radiotelephone service ("CRS") in certain portions of the Atlanta, Georgia and surrounding area (the "CRS Coverage Area"); and

       WHEREAS, Agent desires to act as PacTel's agent to solicit orders for PacTel's CRS in the CRS Coverage Area, to sell, lease, rent and otherwise provide equipment to use PacTel's CRS ("CRS Equipment"); and

       WHEREAS, Agent represents and warrants that it is capable of meeting the performance standards set forth on Schedule 1 attached hereto and by this reference made a part hereof (the "Performance Standards"); and

       WHEREAS, Agent represents and warrants that it is capable of meeting the portable installation standards (the "Portable Standards") set forth on Schedule 2(a) attached hereto and by this reference made a part hereof; and

       WHEREAS, unless and until Agent is capable of meeting the vehicle installation and service standards set forth on Schedule 2(b) attached hereto and incorporated herein by reference (the "Installation Standards"), Agent represents and warrants that it will handle all vehicle installation requests in the manner set forth in Section 2(b)(i); and

       WHEREAS, the parties believe it to be in their mutual best interests to enter into the arrangement established in this Agreement;

       NOW, THEREFORE, FOR AND IN CONSIDERATION of the premises, the mutual covenants and promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound, do hereby agree as follows:

       1.     APPOINTMENT OF AGENT AS INDEPENDENT CONTRACTOR.

       (a) Appointment, Acceptance. Subject to the terms and conditions set forth in this Agreement, PacTel hereby appoints Agent as an independent contractor of PacTel, on a non-exclusive basis, solely to exercise Agent's reasonable best efforts to: (i) solicit CRS customers for PacTel's CRS (collectively, "CRS Customers" and individually, a "CRS Customer") in accordance with Section 2(a) hereof; (ii) sell, lease or rent CRS Equipment to CRS Customers in accordance with Section 2(b) hereof; (iii) provide portable installation ("Portable Installation") for the CRS Customers pursuant to
Schedule 2(a) attached hereto; (iv)
handle all vehicle installation requests in the manner set forth in the manner in Section 2(b),(i) unless and until Agent is capable of meeting the Installation Standards set forth in Schedule 2(b) attached hereto; (v) resolve for those CRS Customers solicited by Agent pursuant to this Agreement ("Agent's Solicitees") any problems regarding CRS Equipment that may arise during the term of this Agreement; and (vi) coordinate with PacTel's customer service personnel to resolve for Agent's Solicitees any problems regarding PacTel's CRS or billing that may arise during the term of this Agreement, and Agent hereby accepts such appointment. Agent's responsibilities under this Section 1(a) are sometimes hereinafter referred to collectively as the "Services".

       (b) Relationship of Parties. Notwithstanding the use of the business title "Agent" in this Agreement and elsewhere, this Agreement constitutes Agent as an independent contractor only and not as PacTel's general agent. Neither this Agreement nor any performance hereunder does or will constitute Agent or any of its "Subagents" (as defined in Exhibit C attached hereto or "Sub-Subagents" (as defined in Exhibit C attached hereto) or any of their respective employees, representatives or agents (collectively, "Agent's Affiliates"), as an employee, partner, joint venturer or legal representative of PacTel.

       2.     AGENT'S AUTHORITY.

       (a) CRS Customers. Agent may contact and solicit CRS Customers from among all classes of potential users of CRS, except PacTel's present CRS Customers, only upon the same customer prices, terms and considerations as PacTel makes CRS available to CRS Customers directly solicited by PacTel. Agent acknowledges that all of Agent's Solicitees will be customers of PacTel, and not Agent, with respect to all CRS and with respect to all CRS Equipment purchased or leased from PacTel.

       (b) CRS Equipment. Agent may sell, lease or rent CRS Equipment obtained from any source available to Agent, subject to the following conditions, which Agent acknowledges are necessary in order to protect the reputation and goodwill of PacTel's CRS and the value of the "Marks" (as defined in Section 7(a) hereof), and breach of which will entitle PacTel to terminate this Agreement without notice to Agent or Agent's opportunity to cure:

              (i) Unless and until Agent is capable of meeting the Installation Standards set forth on Schedule 2(b) attached hereto, Agent will either (A) refer all vehicle installation and service requests to PacTel or (B) on receipt of written approval from PacTel regarding the use of a third party installation and service provider (an "Approved Installer") refer all such vehicle installation and service requests to such Approved Installer;

              (ii) Agent will sell, lease, rent or otherwise provide only CRS Equipment that (A) meets the compatibility specifications for CRS Equipment established by the Electronic Industries Association (and such other similar or additional specifications as PacTel may establish from time to time) in effect on the date of sale, lease or rental, and (B) has received an appropriate type acceptance certificate from the Federal Communications Commission ("FCC");

              (iii) Except as otherwise provided herein or as PacTel and Agent may otherwise agree in writing, Agent will provide all needs relating to all CRS

       Equipment sold, leased, rented or otherwise provided by Agent, at Agent's office or such additional locations as PacTel may approve in writing in accordance with the Portable Standards;

              (iv) PacTel may determine, in its sole discretion, whether or not any CRS Equipment is fully compatible with the CRS provided by PacTel, and Agent will not sell, lease, rent or otherwise provide any item of CRS Equipment to any CRS Customer after any determination by PacTel of such item's incompatibility; and

              (v) PacTel may refuse CRS to any customer utilizing CRS Equipment not meeting PacTel's quality or other requirements for CRS Equipment, all without recourse against PacTel.

       (c) Express Limitations on Authority. The scope of Agent's authority pursuant to this Agreement is specifically limited to the minimum authority necessary for Agent to perform the specific duties of Agent set forth herein. Agent is not granted and Agent will not represent that it has been granted any right or authority to bind PacTel by contract or otherwise or to make any representation or warranty or to assume or create any obligation or responsibility, express or implied, for or on behalf of or in the name of PacTel, to incur debts for PacTel or to bind PacTel in any manner whatsoever. Agent has no authority other than that expressly granted in Sections 2(a) and 2(b) hereof, and Agent covenants not to engage in any unauthorized activity, including, without limitation: (i) varying any term or condition appearing on any PacTel form, agreement or customer service contract, either orally or in writing; (ii) except in connection with the sale, lease or rental of CRS Equipment by Agent on its own behalf (rather than on PacTel's behalf) as provided for in Section 2(b) hereof, charging CRS Customers any fees or expenses (including, without limitation, any charges triggered by the Customer's termination of CRS prior to expiration of the applicable service contract) not specifically required or authorized by PacTel in writing; (iii) making any representations or warranties concerning PacTel's CRS other than those made in writing by PacTel, or any representations or warranties concerning CRS Equipment other than those made in writing by the manufacturer of such equipment; or (iv) accepting any orders for CRS on behalf of PacTel, or binding or purporting to bind PacTel in any manner concerning CRS or otherwise.

       (d) Credit Approval Service. If Agent complies with all of PacTel's requirements, PacTel will make available to Agent either (i) any internal credit approval services, or (ii) certain expedited credit approval services in accordance with a credit service agreement in the form attached hereto as Exhibit A and by the reference made a part hereof (a "Credit Service Agreement"), as same may be amended from time to time. Every Credit Service Agreement executed pursuant to this Agreement is incorporated herein by reference, regardless of its time of execution and regardless of whether an executed copy thereof is attached hereto.

       3.     AGENT'S RESPONSIBILITIES.

       (a) Compliance with Standards. Agent will meet and comply with the Performance Standards, the Portable Standards and, if applicable, the Installation Standards at all time during the term of this Agreement, and will ensure that all of Agent's Affiliates meet and comply therewith.

       (b) Subagents and Employees. Agent will allow only its formal, salaried employees who are acting within the scope of their employment and who have executed an employment agreement with Agent in a form approved by PacTel, including at least the minimum provisions attached hereto as Exhibit B and by this reference made a part hereof (an "Employment Agreement"), to perform any of Agent's obligations pursuant to this Agreement. Agent may, however, following approval by PacTel, appoint one or more independent contractors (individually, a "Subagent" and collectively, the "Subagents") for the limited purpose of soliciting CRS Customers, by, in each case: (i) providing written notice to PacTel of Agent's intent to appoint such Subagent, which notice must include such information regarding the proposed Subagent as PacTel may deem pertinent;
(ii) following receipt of approval of such prospective Subagent by PacTel, which approval may be withheld by PacTel in its sole discretion, entering into a subagent agreement with such Subagent in a form approved by PacTel, including at least the minimum provisions attached hereto as Exhibit C and by this reference made a part hereof (a "Subagent Agreement"), and such additional instruments and agreements as PacTel may dictate; and (iii) requiring the Subagent to require each of its employees to execute an Employment Agreement and such additional instruments and agreements as PacTel may dictate. As to issues other than those addressed in Exhibits B and C hereto, Agent is free to reach any agreement Agent desires with employees and Subagents as long as such Employment Agreements and Subagent Agreements do not require or authorize actions contrary to any of the terms and conditions of this Agreement. Agent will provide to PacTel a copy of every executed Subagent Agreement and Employment Agreement, along with a copy of every "Sub-Subagent Agreement" (as defined on Exhibit C hereto) and Employment Agreement executed pursuant to each Subagent Agreement, prior to permitting any Subagent, Sub-Subagent, or employee to engage in any activities governed by this Agreement. Agent shall promptly pursue and enforce all remedies available against any of its employees, Subagents or Sub-Subagents in the case of a breach or default by same under any Employment Agreement, Subagent Agreement or Sub-Subagent Agreement executed pursuant to this Section 3(b), including, without limitation, termination of the subject agreement.

       (c) Exclusive Dealing. During the term of this Agreement, Agent will not, directly or indirectly: (i) market, sell, offer or otherwise provide CRS in competition with that provided by PacTel; (ii) refer potential or actual CRS Customers to any person or entity providing or selling CRS other than PacTel (a "Competitor"); (iii) in any manner assist or render services to any Competitor; or (iv) serve as a reseller of PacTel's CRS or as an agent for a reseller of PacTel's CRS.

       (d) Non-Competition. During the term of this Agreement and for a period of one (1) year after expiration or any termination hereof, neither Agent, nor any parent, subsidiary, affiliate or entity owned or controlled by any individual or entity that owns or controls Agent, will directly or indirectly provide, market, sell, lease, rent or otherwise offer CRS or CRS Equipment within the CRS Coverage Area.

       (e) Non-Solicitation. During the term of this Agreement and for a period of two (2) years after expiration or any termination hereof, Agent will not, either directly or indirectly, request any present or future customers of PacTel whose identity became known to Agent as a result of Agent's dealings for or on behalf of PacTel or pursuant to this Agreement, to curtail or cancel their business or CRS with PacTel within the CRS Coverage Area, or to switch their CRS within the CRS Coverage Area to a Competitor.

       (f) Investigations. Agent will cooperate with PacTel in all instances in which PacTel suspects that Agent or any of Agent's Affiliates have engaged in fraudulent practices in connection with CRS or CRS Equipment, including, without limitation, conducting such investigations as PacTel may deem advisable and making written reports to PacTel of the results of such investigations.

       (g) Notice of Proceedings. Agent will notify PacTel in writing within five (5) days of the commencement of any action, suit or proceeding, or of the issuance of any order, writ, injunction, award or decree of any court, agency or other government instrumentality, involving Agent or its business or if any such action, suit or proceeding could create potential liability of the Agent in excess of Twenty-Five Thousand and No/100 Dollars ($25,000.00).

       (h) Costs and Expenses. Agent is solely responsible and liable for all expenses, costs, liabilities, undertakings, assessments, taxes, insurance and other obligations incurred by Agent or any of Agent's Affiliates at any time and for any reason as a result of this Agreement, including, without limitation, withholding taxes, social security taxes, unemployment taxes, and workers' compensation insurance premiums.

       (i) Agent's Affiliates. Agent will be fully responsible and liable for all actions or omissions of any Agent's Affiliates.


       4.     PACTEL'S RESPONSIBILITIES.

       (a) Availability of CRS. During the term of this Agreement, PacTel will make PacTel's CRS available to Agent's Solicitees under the same customer prices, terms and considerations as PacTel makes its CRS available to CRS Customers directly solicited by PacTel.

       (b) Acceptance of Agent's Solicitees. Subject to PacTel's sole discretion to reject or terminate any potential or existing CRS Customer or to require a deposit in accordance with Section 5(a) hereof, PacTel will accept Agent's Solicitees as CRS Customers. PacTel will have no obligation to provide CRS to any of Agent's Solicitees unless and until PacTel has accepted a customer service contract therefrom in writing.

       PACTEL WILL HAVE NO LIABILITY TO AGENT OR ANY OTHER INDIVIDUAL OR ENTITY FOR ANY LOSS, DAMAGE OR INJURY OF ANY KIND CAUSED BY OR RESULTING FROM PACTEL'S REJECTION OR TERMINATION OF ANY CUSTOMER SERVICE CONTRACT FOR CRS FOR ANY PROSPECTIVE OR CURRENT CRS CUSTOMER.

       (c) Billings and Collections. Except for sales, leases or rentals of CRS Equipment by Agent on its own behalf as provided for in Section 2(b) hereof, PacTel will bill all of PacTel's CRS Customers and conduct all collection activities with respect to accounts for CRS and/or CRS Equipment sold or leased by or on behalf of PacTel, with enforcement of such claims solely within PacTel's discretion.

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.



       (d) Commissions. If: (i) PacTel accepts any of Agent's Solicitees as a new CRS Customer (a "New Customer") pursuant to PacTel's then-applicable standard form customer service contract signed by the New Customer and forwarded to PacTel by Agent within one (1) month of the activation of a CRS phone number for such New Customer, accompanied by proof satisfactory to PacTel that the New Customer is entitled to any discounted rate for CRS for which Agent has enrolled the New Customer; and (ii) the New Customer pays all applicable charges; and
(iii) the New Customer actively uses PacTel's CRS for at least *** after activation thereof (subject, however, to Section 5(d) hereof); and (iv) the New Customer was not a CRS Customer of PacTel within six (6) months prior to PacTel's acceptance of the customer service contract signed by such New Customer, then as the sole compensation from PacTel to Agent for the Services and only after PacTel has received from Agent a complete, accurate and fully executed standard form customer service contract for such New Customer, PacTel will pay Agent a commission (collectively, the "Commissions" and individually a "Commission") determined in accordance with and pursuant to Schedule 3 attached hereto and by this reference made a part hereof (as same may be amended from time to time in accordance with Section 5(e) hereof). PacTel may, however, in its sole discretion, determine not to pay any Commission generated by any person or entity who PacTel determines has engaged in "Fraud" (as defined in paragraph 1(e) of Schedule 5 hereto). The payment of any Commission is subject to any of PacTel's right of chargeback and setoff granted in Section 5(d) hereof, or at law or in equity.


       (e) Residuals. In addition to the Commission, PacTel will pay Agent residual payments (collectively, "Residuals" and individually a "Residual") for each New Customer who remains an active user of PacTel's CRS. Such Residuals shall be payable from time to time during the term of this Agreement for as long as Agent continues to provide the Services, based upon each New Customer's use of PacTel's CRS and calculated pursuant to Schedule 4 attached hereto and by this reference made a part hereof (as same may be amended from time to time in accordance with Section 5(e) hereof). The payment of any Residual is subject any of PacTel's rights of chargeback and setoff granted in Section 5(d) hereof, or at law or in equity.

       5. PACTEL'S RIGHTS. PacTel expressly reserves all rights to itself not specifically and exclusively granted to Agent in this Agreement. Without limiting the generality of the previous sentence, PacTel expressly reserves, without limitation, all of the following rights:

       (a) Acceptance and Termination of CRS Customers: Deposits. PacTel may accept, reject or terminate any CRS order or prospective or current CRS Customer or may require any prospective or current CRS Customer to post a deposit with PacTel, in PacTel's sole discretion, for any reason, all without recourse against PacTel. Notwithstanding any purported agreement between Agent and the CRS Customer to the contrary, PacTel will not be obligated to return any deposit to Agent although PacTel may, in its sole discretion, return such deposit directly to the CRS Customer on behalf of whom the deposit was paid.

       (b) Non-Exclusivity. PacTel may appoint other agents, distributors or representatives of any kind for the sale of CRS or the sale, rental or leasing of CRS Equipment, and not necessarily under the same terms and conditions set forth in this Agreement. Agent understands and acknowledges that Agent is not PacTel's exclusive agent and that PacTel itself and other entities with whom PacTel contracts will be directly competing with Agent in the business covered under this Agreement and for the sale of CRS and the sale, rental and leasing of CRS Equipment in the CRS Coverage Area.

       (c) Direct Sales. PacTel may sell CRS, sell, rent or lease CRS Equipment, and provide installation and maintenance of CRS Equipment to any prospective or existing CRS Customers, directly or indirectly through its employees, parent corporations, subsidiaries and affiliates and by such other means as PacTel may desire.

       (d) Chargeback. PacTel may charge back and set off against any Commissions, Residuals and any other sums due to Agent from PacTel, any or all of those liabilities of Agent to PacTel set forth on Schedule 5 attached hereto and by this reference made a part hereof (as same may be amended from time to time pursuant to Section 5(e) hereof). If PacTel charges back or sets off against any Commissions, Residuals or other sum pursuant to this Section 5(d),then each New Customer with respect to whom such chargeback or setoff is made will not be considered to be a New Customer procured by Agent for purposes of calculating Commissions, Residuals or otherwise.

       (e) Amendment of Commission, Residual and Chargeback Schedules. PacTel may amend any or all of the terms or provisions of any or all of Schedules 3, 4, and 5 hereto from time to time, in any manner and in PacTel's sole discretion; provided, however, that PacTel may not amend any such Schedule more often than once in a six (6)-month period; and further provided that PacTel will give thirty (30) days' prior written notice to Agent before any such amendment will take effect.

       (f) Review of Agent's Performance. PacTel may, but is not obligated to, require Agent to meet with PacTel on a quarterly basis in order to review Agent's performance under this Agreement. No failure by PacTel to (i) conduct any such review; (ii) address any breach or default of any provision of this Agreement in any such review; or (iii) otherwise use any such review to enforce any of the provisions of this Agreement, will in any way be construed to be a waiver of any provision of this Agreement, nor will any such failure in any way affect the validity of this Agreement or any part hereof, or the right of PacTel thereafter to enforce each and every provision of this Agreement.

       (g) Provision of CRS Equipment to Agent. PacTel may, but is not obligated to, provide CRS Equipment to Agent, on terms established by PacTel in its sole discretion, for Agent to sell, rent or lease on its behalf to CRS Customers, subject at all times to the following conditions:

              (i) PacTel may, in its sole discretion, determine the types of and prices for CRS Equipment made available for sale, rent or lease to Agent or CRS Customers (but not the prices at which Agent may, on its own behalf, make such CRS Equipment available for sale);

              (ii) Agent will not be required to purchase or lease any CRS Equipment from PacTel;

              (iii) Agent will either (A) pay to PacTel all applicable sales, use or similar taxes which PacTel determines should be collected as a result of any CRS Equipment sales by PacTel to Agent or by Agent on behalf of PacTel, or (B) provide PacTel with evidence, satisfactory to PacTel in its sole discretion, that such sales are exempt from taxation;

              (iv) Agent hereby grants to PacTel a first priority purchase money security interest in and to each item of CRS Equipment sold by PacTel to Agent, and all proceeds, products and accessions thereto, whether now owned or hereafter acquired or wherever located, until PacTel has been paid in full for such item of CRS Equipment, and Agent will execute any Uniform Commercial Code Financing Statements or similar instruments PacTel may deem necessary to perfect the foregoing security interest; and

              (v) Agent will promptly pay PacTel, in accordance with PacTel's billing and payment procedures in effect from time to time, the full amount due for all CRS Equipment obtained from PacTel.

       (h) Major Accounts. PacTel may, in its sole discretion and upon written notice to Agent, reserve for itself exclusive rights to market, sell, offer or otherwise solicit potential entities designated by PacTel as "Major Accounts." Upon PacTel's designation of an entity as a Major Account, Agent will refrain from soliciting the Major Account and from soliciting or accepting potential CRS Customers who work for such Major Account.


       6.     REPRESENTATIONS AND WARRANTIES.

       (a) Agent's Representations and Warranties. Agent hereby represents and warrants to PacTel that:

              (i) PacTel has not made, and Agent has not received or relied upon, any representations, guaranties or warranties, express or implied, as to the amount of Commission, Residual or other revenues Agent might receive or earn as a result of this Agreement or its agency relationship with PacTel; and

              (ii) Agent has all necessary power and authority to enter into this Agreement and perform Agent's duties and obligations pursuant hereto in accordance with the provisions hereof; and

              (iii) This Agreement has been duly approved by all necessary parties on behalf of Agent and does not violate, breach or cause a default in any contract, agreement, order or other understanding to which Agent is a party or by which it is bound.

       (b) PacTel's Disclaimer of Representations and Warranties. PACTEL MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, AND HEREBY DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE, WITH RESPECT TO PACTEL'S CRS OR ANY CRS EQUIPMENT. IN NO EVENT WILL PACTEL BE LIABLE TO AGENT, ANY OF AGENT'S AFFILIATES OR ANY CUSTOMER OR OTHER INDIVIDUAL OR ENTITY FOR ANY DAMAGES OF INJURIES INCURRED ON ACCOUNT OF ANY FAILURE OF, OR DEFECTS OR PROBLEMS WITH RESPECT TO, CRS OR ANY CRS EQUIPMENT. UNDER NO CIRCUMSTANCES WILL PACTEL BE LIABLE TO AGENT, ANY OF AGENT'S AFFILIATES OR ANY CUSTOMER OR OTHER INDIVIDUAL OR ENTITY FOR ANY LOST PROFITS, CONSEQUENTIAL, INCIDENTAL OR SIMILAR DAMAGES, EVEN

IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, UNDER NO CIRCUMSTANCES WILL PACTEL BE LIABLE TO AGENT, ANY OF AGENT'S AFFILIATES OR ANY CUSTOMER OR OTHER INDIVIDUAL OR ENTITY FOR ANY DAMAGES IN ANY WAY CONNECTED WITH PACTEL'S CRS OR ANY CRS EQUIPMENT IN AN AMOUNT THAT EXCEEDS THE MONIES RECEIVED BY PACTEL FOR SUCH CRS OR CRS EQUIPMENT.


       7.     PROPRIETARY PROPERTY.

       (a) Defined Terms. As used herein, the following terms shall have the following meanings:

              (i) "Confidential Information". "Confidential Information" means any and all confidential, proprietary or secret information of PacTel, other than "Trade Secrets" (as hereinafter defined), which is of tangible or intangible value to PacTel and is not public information or is not generally known or available to PacTel's competitors but is known only to PacTel and those of its employees, independent contractors, customers or agents to whom it must be confided in order to apply it to the uses intended, including, without limitation, any customer or lead lists and other customer information regarding PacTel's CRS Customers or potential customers, including any such information developed or recorded in any form by Agent or any of Agent's Affiliates, the contents of this Agreement and the Schedules and Exhibits attached hereto.

              (ii) "Marks". "Marks" means PacTel's corporate name, service marks, trademarks, trade names, insignias, symbols, decorative designs and slogans, and the trademarks and service marks of PacTel's parent corporations, subsidiaries and affiliates, or the like, both presently existing or hereafter created or used, whether PacTel owns, uses or is licensed or sublicensed to use the same.

              (iii) "Proprietary Property". "Proprietary Property" means the Marks, the "Work Product" (as hereinafter defined), the Confidential Information and the Trade Secrets, whether or not all or any portion thereof is or may be validly copyrighted, patented, or registered as a trademark or service mark.

              (iv) "Trade Secrets". "Trade Secrets" means any and all information of PacTel, including, without limitation, technical or non-technical data, formulas, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, financial plans, products plans, or lists of actual or potential customers or suppliers, which: (A) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from their disclosure or use; and (B) is the subject of efforts that are reasonable under the circumstances to maintain their secrecy; including, without limitation, confidential business, pricing and marketing plans, and other customer information developed or recorded in any form.

              (v) "Work Product". "Work Product" means any and all work product, property, data, documentation or information of any kind, whether tangible, intangible or intellectual, prepared, conceived, discovered, developed or created by

       Agent or any of Agent's Affiliates in connection with this Agreement, whether or not subject to protection under the trade secret, patent or copyright laws of any jurisdiction, including, without limitation, any customer or lead lists and other customer or potential customer information developed or recorded in any form.

       (b) Acknowledgments. Agent acknowledges and agrees that: (i) Agent and Agent's Affiliates will become aware of Confidential Information and Trade Secrets in the course of providing the Services; (ii) the Proprietary Property represents a substantial investment by PacTel; (iii) the Proprietary Property is secret, confidential and unique; (iv) at least as between PacTel and Agent, PacTel is the sole owner of all right, title and interest in and to the Proprietary Property; (v) any right Agent has to use the Proprietary Property is derived solely from this Agreement; (vi) this Agreement does not confer upon Agent any rights, goodwill or other interests in any of the Proprietary Property; (vii) any usage by Agent of the Proprietary Property or any goodwill established thereby or associated therewith is intended to inure the exclusive benefit of PacTel and its affiliated companies; (viii) Agent's covenants and agreements contained in this Section 7 are special, unique and of an extraordinary character; (ix) any disclosure or use of the Proprietary Property, except as otherwise authorized by PacTel in writing, or any other violation of the provisions of this Section 7, would be wrongful and cause immediate, significant, continuing and irreparable injury and damage to PacTel that is not fully compensable by monetary damages; and (x) should Agent breach or threaten to breach any provision of this Section 7, PacTel will be entitled to obtain immediate relief and remedies in a court of competent jurisdiction (including but not limited to damages, preliminary or permanent injunctive relief to require Agent to honor its obligations under this Agreement, and an accounting for all profits and benefits arising out of Agent's breach), cumulative of and in addition to any other rights or remedies to which PacTel may be entitled by this Agreement, at law or in equity.

       (c) Treatment of Proprietary Property. During the term of this Agreement and thereafter as provided herein, and for all purposes, Agent will regard and treat the Proprietary Property, as strictly confidential and trade secret, wholly owned by PacTel. Agent will exercise its best efforts to ensure the continued confidentiality and ownership by PacTel of all Proprietary Property known by or disclosed or made available to Agent or Agent's Affiliates, whether in connection with this Agreement or any other past or present relationship with PacTel. Agent will cooperate with any additional confidentiality and other similar requirements PacTel may establish from time to time for the protection of the Proprietary Property. Agent will not, during the term of this Agreement or thereafter, claim any interest in or attack the title or any rights of PacTel in or to any or all of the Propriety Property or take any action that would adversely affect PacTel's rights therein, or remove, alter or obfuscate or permit the removal, alteration of obfuscation of any product identification, proprietary restriction, copyright, trademark, service mark or trade secret notice or label on any Proprietary Property or other property owned by or licensed to PacTel. Agent will immediately notify PacTel of any unauthorized disclosure or use of any Proprietary Property of which Agent becomes aware; provided, however, that PacTel will have the sole right to determine what, if any, action should or will be taken on account of any such disclosure. Agent will assist PacTel, to the extent necessary, in the procurement of or any protection of PacTel's rights to or in any of the Proprietary Property, and PacTel will reimburse Agent for all pre-approved costs incurred in connection therewith.

       (d) Use of Marks. Agent will use the Marks only with such notices of proprietary rights, ownership or registration and such words qualifying or identifying the relationship of PacTel and Agent as PacTel may from time to time prescribe. Agent will not use any of the Marks, or any material portion thereof, as a part of Agent's corporate or trade name or with any prefix, suffix or other modifying words, terms, designs or symbols, or in any modified form, nor will agent use the Marks in connection with the sale or leasing of any unauthorized product or service or in any manner not expressly authorized by this Agreement or separately in writing by PacTel. If PacTel notifies Agent to modify or discontinue the use of any or all of the Marks, Agent will do so as soon as possible after such notice, at Agent's sole cost and expense. Agent will immediately discontinue any use of the Marks upon any expiration or termination of this Agreement.

       (e) Confidentiality. At all times during the term of this Agreement and: (i) with respect to any Confidential Information, for two (2) years after any expiration or termination hereof; and (ii) with respect to each item of Trade Secrets, for such time as such item shall constitute a trade secret under applicable law, Agent and Agent's Affiliates will maintain the Confidential Information and Trade Secrets in strict confidence, and neither Agent nor any of Agent's Affiliates will, for any reason in any fashion, form or manner, either directly or indirectly: (A) sell, lend, lease, distribute, market, license, sublicense, give, transfer, assign, show, divulge, disclose, disseminate or otherwise communicate any Confidential Information or Trade Secrets to any third party; or (B) use of any Confidential Information or Trade Secrets for any purpose other than providing the Services for PacTel pursuant to this Agreement; or (C) keep any Confidential Information or Trade Secrets in any form after expiration or any termination of this Agreement or the expiration or any termination of such Agent's Affiliates' association with Agent; or (D) duplicate, reproduce, copy, distribute, disclose or disseminate any Confidential Information or Trade Secrets.

       (f) Ownership of Work Product. To the greatest extent possible, all Work Product will be deemed to be "work made for hire" (as defined in the Copyright Act, 17 U.S.C.A. Section 101 et seq., as amended), owned exclusively by PacTel. No Work Product will be or will be deemed to be "joint work" (as defined in the Copyright Act). Agent hereby unconditionally and irrevocably transfers and assigns to PacTel all embodiments of and all worldwide right, title and interest Agent may have or obtain in or to any and all Work Product, including, without limitation, all worldwide copyrights, trade secrets, confidential information and other intellectual property, proprietary and other rights constituting or associated with the Work Product. Agent will execute and deliver to PacTel, and cause any of Agent's Affiliates to execute and deliver to PacTel, any transfers, assignments, documents, or other instruments PacTel may deem necessary or appropriate to vest complete possession, title and ownership of all or any portion of the Work Product, and all rights therein, exclusively in PacTel (including, without limitation, the sole and exclusive rights to use, license, market, sell, distribute, copy, modify, enhance, create derivative works of and exercise complete and exclusive dominion and control over the Work Product).

       8.     LIABILITY MATTERS.

       (a) Insurance. Agent represents and warrants that it now has in effect, and covenants that it will maintain in effect throughout the term of this Agreement, the following insurance policies with a reputable commercial carrier acceptable to PacTel, providing for not less that thirty (30) days' prior written notice to PacTel of any modification, cancellation or non-renewal thereof: (i) Comprehensive General Liability insurance in the minimum amount of One Million Dollars ($1,000,000.00); and (ii) Workers' Compensation insurance in at least the minimum amount and with at least the minimum scope of coverage required by any applicable state or workers' compensation law. Agent will provide PacTel with certificates of insurance evidencing such coverage prior to the commencement of the Services.

       (b) Indemnity. Agent will indemnify and hold harmless PacTel, together with its officers, directors, shareholders, parent corporations, affiliates, subsidiaries, employees, representatives, assigns, agents and successors, from and against any and all liabilities, fees, debts, damages, suits, actions, judgments, injuries, losses, costs and expenses (including, without limitation, all attorneys' fees and court costs) or claims of whatsoever nature relating to or arising out of any of the following: (i) any acts or omissions of Agent or any of Agent's Affiliates, including, without limitation, any injuries to or death of persons or any damage to property or equipment, including any repairs to vehicles necessitated by any installation performed by Agent or any of Agent's Affiliates; or (ii) any breach or default of any provision hereof by Agent or any of Agent's Affiliates; or (iii) any breach or inaccuracy of any representation or warranty made by Agent herein, including, without limitation, the representations and warranties set forth in Section 6 hereof; or (iv) any violation by Agent or any of Agent's Affiliates of any law, rule, regulation, statute, order or promulgation of any court, agency or administrative body; or
(v) any fraudulent or misleading act or statement made by Agent or any of Agent's Affiliates; or (vi) any and all taxes of any kind arising out or the performance of the Services. Agent further agrees to defend any and all such actions in any court or in arbitration.

       9.     TERM.


       (a) Term. Unless sooner terminated in accordance with Section 9(b) hereof, the initial term of this Agreement (the "Initial Term") will commence as of October 19, 1993, and continue thereafter for a period of five (5) years and the term of this Agreement shall be renewed automatically for additional periods of one (1) year (a "Renewal Term") upon the expiration of the Initial Term or immediately preceding Renewal Term, as the case may be, unless either party delivers written notice to the other of its intention not to renew for a subsequent Renewal Term at least thirty (30) days before the expiration of the Initial Term or then-current Renewal Term, as the case may be.

       (b) Termination. Notwithstanding anything herein to the contrary, PacTel may terminate this Agreement in PacTel's sole discretion upon the occurrence of any of the following:

              (i) Agent fails to cure any breach or default of any of its duties or obligations under this Agreement, including, without limitation, Agent's responsibility to comply with the Performance Standards, the Portable Standards and, if applicable, the Installation Standards, within ten (10) days after the date PacTel gives written notice thereof to Agent (unless pursuant to any other terms of this Agreement PacTel has the right to terminate this Agreement immediately upon such breach or default by Agent); or


              (ii) Agent or any of Agent's Affiliates engage in any illegal or dishonest acts, including, without limitation, any practices of Agent or any of Agent's Affiliates in which new customer orders are placed with PacTel that are without said customer's knowledge or consent or are otherwise fraudulent; or

              (iii) Agent refuses to follow the reasonable instructions of PacTel consistent with the Agent's responsibilities and obligations hereunder, or otherwise acts in a manner inconsistent with promoting the goodwill of PacTel; or

              (iv) the entry of a decree or order, voluntarily or involuntarily, for relief by a court or entity having jurisdiction over Agent in any action involving bankruptcy, insolvency or similar law, or the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestor (or similar official) of or for Agent, or the ordering of the winding up or liquidation of Agent's affairs; or

              (v) Agent makes any change in the control or management of Agent unacceptable to PacTel in PacTel's sole discretion; or

              (vi)   Agent terminates its business as a going concern; or

              (vii) Agent dissolves, liquidates, or merges or consolidates with another entity, or sells all or a material portion of its assets; or

              (viii) Agent or any of Agent's Affiliates makes any unauthorized or unfulfilled commitments, representations or warranties to potential or existing CRS Customers or with respect to PacTel's CRS or CRS Equipment.

       (c) Effect of Termination. Immediately upon any termination of this Agreement, Agent will immediately: (i) cease marketing, selling, leasing or offering in any manner any PacTel, CRS or CRS Equipment provided by PacTel; (ii) cease using in any manner any Proprietary Property; and (iii) return to PacTel all Proprietary Property and all copies thereof in whatever form in the possession of Agent or any of Agent's Affiliates (including, without limitation, and updated list containing names, addresses and all other relevant information Agent or any of Agent's Affiliates then possess concerning New Customers Agent has enrolled in the CRS Coverage Area and prospective customers, and all copies of such information in Agent's or Agent's Affiliates' possession).

       (d) Survival. Notwithstanding any termination or expiration of this Agreement, the provisions of Sections 1(b), 3(d), 3(e), 5(d), 5(g)(iii), 5(g)(iv), 5(g)(v), 6(b), 7, 8(b), 9(c), 9(d), and 10 hereof will survive, as will any other provision hereof that, by its terms or reasonable interpretation thereof, sets forth obligations that extend beyond the termination or expiration hereof.

       10.    GENERAL PROVISIONS.

       (a) Audit Privileges/Records Retention. Agent hereby authorizes PacTel to inspect the books, accounts and such other records of Agent that reflect, deal with or are related to the Agent's performance of the Services hereunder, and to make copies of or extracts from any or all of the same at any reasonable time during normal business hours. Agent further agrees to retain copies of all such records for not less than two (2) years following performance of the subject Services.

       (b) Regulatory Matters. This Agreement is subject to any changes or modifications that may be required or suggested by the FCC or any applicable federal, state or other agency or court with jurisdiction over PacTel, CRS or CRS Equipment.

       (c) Interpretation. The interpretation, validity and effect of this Agreement will be governed by the laws of the state of Georgia. The captions preceding the text of this Agreement are for convenience and reference only, and will not constitute a part of this Agreement, nor will they affect its meaning. Should a provision of this Agreement require judicial interpretation, it is agreed that the judicial body interpreting or construing the Agreement shall not apply the assumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that an instrument is to be construed more strictly against the party which itself or through its agents prepared the agreement, it being agreed that all parties and/or their agents have participated in the preparation hereof.

       (d) Assignment. This is a personal appointment of Agent and Agent may not transfer or assign this Agreement, Agent's interest herein or any duties, obligations, rights or privileges of Agent pursuant hereto, in any manner, including acquisition of Agent, without the prior written approval of PacTel, and any attempted transfer or assignment without such consent will be null and void. If the ownership, controlling interest or management of Agent changes at any time during the term of this Agreement, whether by sale, transfer, merger or operation of law, then PacTel may immediately terminate this Agreement without notice or opportunity to cure. This Agreement will be binding upon the parties hereto and their respective successors and permitted assigns. PacTel may fully assign this Agreement to any person or entity, and this Agreement will inure to the benefit of any assignee or other legal successor to the interests of PacTel herein.

       (e) Entire Agreement. This Agreement constitutes the entire agreement, understanding and representations, express or implied, between PacTel and Agent with respect to the subject matter hereof, including all oral or written proposals. This Agreement may be modified or amended only by a written instrument signed by Agent and a duly authorized representative of PacTel. Neither party will be obligated by or have any liability under any agreements or representations made by the other party that are not expressly authorized in this Agreement or agreed to in writing by both parties.

       (f) Severability. The unenforceability or invalidity of any term, provision or Section of this Agreement shall not affect the validity or enforceability of the remaining terms, provisions, or Sections hereof, but such remaining terms, provisions or Sections shall be construed and interpreted in such a manner as to carry out fully the intent of the parties hereto; provided, however, that should any judicial body interpreting this Agreement deem any provision hereof to be unreasonably broad in time, territory, scope or otherwise, it is the intent and desire of the parties hereto that such judicial body, to the greatest extent possible, reduce the breadth of such provision to the maximum legally allowable parameters rather than deeming such provision totally unenforceable or invalid.

       (g) No Waiver. The failure of any party to enforce any of the provisions of this Agreement at any time will in no way be construed to be a waiver of such provision, nor in any way affect the validity of this Agreement or any part hereof, or the right of any party thereafter to enforce each and every provision of this Agreement.

       (h) Notices. All notices and legal process delivered or deliverable pursuant to this Agreement will be in writing and deemed delivered: (i) upon personal or telecopy (with receipt confirmed) delivery; (ii) one (1) day after being sent by reliable overnight delivery; or (iii) three (3) days after being sent by certified mail, postage prepaid, return receipt requested, to the addresses set forth on the first page of the Agreement, or to such other address as a party may designate pursuant hereto:

If to PacTel:                                        If to Agent:

Director of Sales and Marketing                      North Point Cellular, Inc.
PacTel Cellular Inc. of Georgia                      d/b/a Peachtree Mobility
4151 Ashford Dunwoody Road                           1220 North Point Circle
Suite 300                                            Alpharetta, GA 30202
Atlanta, GA 30319


COPY TO:

Legal Department
PacTel Cellular
P.O. Box 19707
Irvine, CA 92713


       (i) Time of the Essence. Time is of the essence in Agent's performance under this Agreement.

       (j) Counterparts. This Agreement may be executed in multiple counterparts, each of which will be an original but all of which will constitute one and the same agreement.

       IN WITNESS WHEREOF, the parties have executed or caused their duly authorized officer to execute this Agreement, under seal, as of the day and year first above written.


"PacTel"                                        "Agent"

PACTEL CELLULAR, INC.                            NORTH POINT CELLULAR, INC.
 OF GEORGIA                                      d/b/a PEACHTREE MOBILITY


By:/s/                                           By:/s/
   --------------------------                       --------------------------

Title:                                           Title:    President
      -----------------------                          -----------------------


         [CORPORATE SEAL]                                  [CORPORATE SEAL]


                                List of Schedules
                                -----------------

Schedule 1                          Performance Standards

Schedule 2(a)                       Portable Standards

Schedule 2(b)                       Installation Standards

Schedule 3                          Commission Schedule

Schedule 4                          Residual Schedule

Schedule 5                          Chargeback Schedule



                                List of Exhibits
                                ----------------
Exhibit A                           Credit Service Agreement

Exhibit B                           Employment Agreement

Exhibit C                           Subagent Agreement


           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.



                                   SCHEDULE 1

                              Performance Standards

       (a) Agent will properly present PacTel's CRS and CRS Equipment, and assist PacTel in ensuring that the same is presented in the most professional, ethical and positive manner possible by: (i) allowing only those Agent's Affiliates who are fully trained, competent and professional, and otherwise qualified pursuant to Section 3(b) of the Agreement, to solicit orders for CRS or CRS Equipment; and (ii) providing all reasonable information PacTel requests from time to time regarding Agent's and Agent's Affiliates who solicit orders for CRS or CRS Equipment.

       (b) Agent will conduct its business so as to maintain and increase the goodwill and reputation of PacTel, PacTel's CRS, other PacTel agents, PacTel's CRS Customers and any of PacTel's parent corporations, subsidiaries or affiliates, and will conform, and cause Agent's Affiliates to conform, to all laws, rulings, regulations and codes of ethics applicable to the provision of services similar to the Services, as well as such other rules, regulations and guidelines as PacTel may establish from time to time. Agent will conform to all applicable laws, tariffs, rules, orders, judgments and regulations and the highest standards of honesty, integrity and ethical conduct in all dealings with potential CRS Customers, existing CRS customers, PacTel, other PacTel agents and the public.

       (c) Agent will maintain sufficient skilled sales persons, tools and equipment, and devote such effort, time and attention of its employees as may be necessary to enroll an average of at least *** New Customers (or such lower or higher number as PacTel and Agent may mutually agree in writing to establish as a target for agent) per month tested on a quarterly basis based on an average of immediately preceding three (3) months, and otherwise use Agent's reasonable best efforts to perform the Services pursuant to the terms and conditions of the Agreement.

       (d) Agent will ensure that all selling, advertising, promotion and marketing done by or on behalf of Agent is completely factual and fully ethical and is consistent with all applicable laws and regulations, and with PacTel's marketing strategy and philosophies. Except for credits that PacTel makes available for CRS Customers to send directly to PacTel, Agent will not offer, give or promise CRS Customers any credits for CRS Service.

       (e) Agent will ensure that it and all of Agent's Affiliates perform the Services in accordance with the highest standards of the industry and all applicable laws, regulations and ordinances, and guidelines as PacTel may establish from time to time.

       (f) Agent will submit all sales orders for CRS for the CRS Coverage Area promptly to PacTel in accordance with the Agreement and in accordance with such other procedures as PacTel may establish from time to time.

       (g) Agent will use solely the standard PacTel CRS forms for recording CRS sales orders and customer service contracts from potential customers. Agent will follow PacTel's established specifications, policies, terms and conditions of sale with respect to PacTel's CRS, which Agent understands PacTel may change at any time, in whole or in part, in PacTel's sole discretion, upon written notice to Agent.

       (h) Agent will comply, and will cause each of Agent's Affiliates to comply, with all procedures PacTel may establish from time to time to be used in presentations to and solicitation and enrollment of CRS Customers or the sale, rental or leasing of CRS Equipment.

       (i) At its own expense, Agent will market, promote and advertise PacTel's CRS in the CRS Coverage Area; provided, however, that Agent must submit any and all promotional or advertising materials and all marketing programs for PacTel's written approval before any use thereof.

       (j) At all times Agent will give prompt, courteous and efficient service to the public and all prospective and existing CRS Customers.

       (k) Agent will secure and maintain in force all licenses and permits required by law to operate its business and to perform its duties pursuant hereto.

       (l) Agent will keep and maintain, for a period of at least six (6) years, all records required by any governmental agencies and PacTel, as well as all records reasonably necessary to administer, evaluate and enforce the Agreement and to perform Agent's duties pursuant hereto, including without limitation, complete and accurate records of all business conducted pursuant to or resulting from the Agreement.

       (m) Agent will assist PacTel in any reasonable request to facilitate customer evaluation, credit review and collection of any amounts owed by CRS Customers solicited by Agent.

       (n) At its own expense, Agent will obtain and provide training for all of Agent's Affiliates who will be involved in the solicitation of CRS orders or the sale, rental or lease of CRS Equipment, which training must be appropriate in PacTel's reasonable discretion.

       (o) Agent will promptly report to PacTel orally, followed by written confirmation, any CRS Customer complaints or any trouble with CRS or CRS Equipment sold or leased by PacTel.

       (p) Agent will ensure that all customer remittances or deposits received by Agent or any of Agent's Affiliates in connection with PacTel's CRS and CRS Equipment are made payable to PacTel, and Agent will transmit to PacTel any such remittances or deposits immediately upon receipt thereof by Agent.

       (q) Agent will not, without PacTel's prior written consent, open or use a new, additional or replacement location other than Agent's Office from which Agent solicits or services CRS Customers or performs Installation and Maintenance.


                                   Schedule 1
                                     Page 2

                                  Schedule 2(a)

                               Portable Standards

       (a) Portable Installation will include: (i) testing the battery and charger; (ii) programming the telephone number in the transceiver logic; and
(iii) testing the portable for proper performance.

       (b) Agent will install CRS Equipment as to conform fully to all FCC regulations as they apply to portable installation. Agent will maintain all required technical records and make all necessary filings and reports, or if appropriate, assist PacTel in preparing such filings and reports. Agent will maintain complete books and records of customers, complaints received from customers of PacTel, telephone numbers in use, and such other records and forms as PacTel may require from time to time. In the case of any customer who seeks to have Agent change or alter any electronic serial number of a unit of CRS Equipment, or seeks to have a number address module changed to reflect an area code, telephone number, or both, that is not assigned to the local cellular telephone system, Agent will record and forward to PacTel, the number(s) before any change, the number(s) after any change, and the name, address, home phone number and driver's license identification data for the requesting customer.

                                  Schedule 2(b)

                             Installation Standards

       (a) Agent will ensure that all service centers established to provide installation (the "Service Centers") are: (i) large enough to accommodate the volume of installation reasonably anticipated by the parties hereto without undue delays to customers; (ii) maintained at all times in a neat, clean and orderly manner; and (iii) equipped with test and other equipment sufficient to obtain maximum efficiency in the use of CRS Equipment, including, without limitation, (A) a cell site simulator, (B) a watt meter, (C) a volt meter, (D) a coaxial crimping tool, and (E) other reasonably necessary hand tools. Such Service Centers will maintain extra stocks of installation materials for CRS Equipment at its own expense at each Service Center to compensate for losses or shortages in manufacturer-supplied kits and to avoid delays for customers. PacTel may inspect the Service Centers on a periodic basis during regular business hours to verify Agent's compliance herewith and that such facilities are adequate for the purposes set forth herein and that Agent is maintaining equipment and supplies proper for efficient installation of CRS Equipment.

       (b) Agent will ensure that all vehicles used to provide installation services (the "Service Vehicles") are maintained at all times in a neat, clean and orderly manner and in good repair, and equipped with test and other equipment sufficient to obtain maximum efficiency in the use of CRS Equipment, including, without limitation, the following: (i) a watt meter; (ii) a volt meter; (iii) a coaxial crimping tool; and (iv) other reasonably necessary hand tools. Service Vehicles must be equipped with extra stocks of installation materials for CRS Equipment to compensate for losses or shortages in manufacturer-supplied kits and to avoid delays for customers. PacTel may inspect Agent's Service Vehicles on a periodic basis during regular business hours to verify that Agent's Service Vehicles are maintained as required herein and that Agent is maintaining equipment and supplies proper for efficient installation of CRS Equipment.

       (c) Agent will ensure the installation of CRS Equipment includes vehicle installation and portable and transportable installation, and that all installation work is accomplished in a neat and workmanlike fashion. Vehicle installation will include, among other things: (i) reviewing installation with customer; (ii) mounting the CRS Equipment in the vehicle; (iii) inspecting the electrical system for proper operation; (iv) installing the antenna; (v) programming the telephone number in the transceiver logic; (vi) installing the transceiver serial number in the mobile exchange files and enabling operation of the CRS Equipment; and (vii) testing the installed unit for proper performance.

       (d) Agent will install CRS Equipment as to conform fully to all FCC regulations as they apply to installation. Agent will maintain all required technical records and make all necessary filings and reports or if appropriate, assist PacTel in preparing such filings and reports. Agent will maintain complete books and records of customers, complaints received from customers of PacTel, telephone numbers in use and such other records or forms as PacTel may require from time to time. In the case of any customer who seeks to have Agent change or alter an electronic serial number of a unit of CRS Equipment, or seeks to have a number address module changed to reflect an area code, telephone number, or both, that is not assigned to the local cellular telephone systems, Agent will record and forward to PacTel, the number(s) before any change, the number(s) after any change, and the name, address, home phone number and driver's license identification data for the requesting customer.

                                   Schedule 3

                               Commission Schedule

       1. Subject to all applicable chargebacks, setoffs and other provisions of the Agreement, for each period throughout the term of the Agreement starting (i) on the eleventh (11th) day of each calendar month and ending on the twenty-fifth (25th) day of the same calendar month; and (ii) on the twenty-sixth (26th) day of each calendar month and ending on the tenth
(10th) day of the next calendar month (each of such periods being hereinafter referred to as a "Determination Period"), upon receipt by PacTel of an accurate, complete and fully executed standard form customer service contract for CRS for a New Customer, PacTel will calculate and pay to Agent a one-time Commission for each New Customer solicited by Agent and accepted by PacTel in accordance with this Schedule 3. Commissions payable for the Determination Period set forth in
(i) above will be paid by PacTel on the second (2nd) Monday of the month immediately following such Determination Period. Commissions payable for the Determination Period set forth in (ii) above will be paid by PacTel on the fourth (4th) Monday of the month in which such Determination Period ends. PacTel may change the payment periods from time to time in PacTel's sole discretion upon notice to Agent; provided, however, that PacTel shall pay Agent the Commissions no less than once per month.


       2. Except as set forth in Section 2(c) hereof and except for any "Discount Commission" (as defined in Section 3 of this Schedule 3), "Commissions" are determined by the following formula (the "Formula"):
ARPU, multiplied by .65, which result is reduced by $20.00, which result is multiplied by the multiplier set forth opposite the applicable Churn number on the table set forth on Schedule 3(a) which result is the "Customer Incremental Gross Margin." The "Commission" is the dollar amount set forth opposite the applicable Customer Incremental Gross Margin on the table set forth on
Schedule 3(a). A sample of the application of the Formula is set forth on
Schedule 3(a).


              (a)    Definitions

              "ARPU" means the average monthly billings by PacTel for the "Recent CRS Customers" (as such term is hereafter defined) during the "Measuring Period" (as such term is hereafter defined). ARPU includes billings generated by access, air time, features, discounts, and other charges and credits, but excludes billings generated by service establishment, installation, equipment, reaming, tolls and rental fees.

              "Churn" means the average monthly number of permanent and temporary-to-permanent deactivations during the Measuring Period for all CRS Customers, divided by Agent's average monthly number of CRS Customers during the Measuring Period.

              "Measuring Period" means, as to any Determination Period, the applicable three (3) month period occurring prior to such Determination Period which is used to determine ARPU and Churn for the purpose of calculating Agent's Commission, and which is set forth opposite the applicable Determination Period below:

           TO DETERMINE COMMISSIONS FOR ALL
        DETERMINATION PERIODS COMMENCING DURING         MEASURING PERIOD
        ---------------------------------------      -----------------------

                September, October, November         May 1 - July 31
                December, January, February          August 1 - October 31
                March, April, May                    November 1 - January 31
                June, July, August                   February 1 - April 30

              "Recent CRS Customers" mean those active CRS Customers solicited by Agent, accepted by PacTel and activated within the *** period immediately preceding the beginning of the then-applicable Measuring Period.

              (b) Except as set forth in Section 2(c) hereof and except for Discount Commissions, Agent's Commission shall be determined by applying Agent's ARPU and Churn factors to the formula. An applicable Commission computed for a Measuring Period applies to all New Customers solicited by Agent and accepted by PacTel during the applicable Determination Periods commencing during the three (3) month periods set forth above opposite such Measuring Period, regardless of the type of service plan selected by a New Customer. Commissions are re-calculated every three
       (3) months beginning with the three (3) month period of September, October and November 1993, using Agent's ARPU and Churn factors for the then-applicable Measuring Period.


              (c) If at the later of (i) September 11, 1993, or (ii) the date of execution of this Agreement, the number of CRS Customers solicited by Agent and activated by PacTel shall be less than 100 (without deducting for deactivation), then Agent's Commission shall be equal to the average Commission per New Customer for all PacTel sales for PacTel sales Agents for the then-curent Measuring Period, as determined by Pactel, as determined by Pactel, until such time as: (i) the number of CRS Customers solicited by Agent and activated by PacTel shall be 100 or greater (without deducting for deactivations); and (ii) a full Measuring Period exists for the purpose of determining Agent's Commission.


       3. "Discount Commissions" will be the amount set forth by PacTel as the Commission for any discounted program PacTel may determine to make available from time to time.

       4. NOTE: Pursuant to Section 5(e) of the Agreement, PacTel has the right to amend this Schedule 3(a) from time to time in PacTel's sole discretion.

       5. Commissions and any Residuals are only payable after receipt by PacTel of an accurate, complete and fully executed standard form customer contract for CRS for a New Customer and shall not be paid by PacTel until it has received such contract. If Agent does not forward the then applicable standard form customer service contract signed by a New Customer to PacTel within one (1) month of the activation of a CRS phone number for such New Customer, then Agent shall not be entitled to receive any Commission for such New Customer.


                                   Schedule 3
                                     Page 2

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


                                 Schedule 3(a)


                            PacTel Cellular - Georgia
                          Agent Gold Plan Compensation
                                     SAMPLE

Churn          Multiplier
-----          ---------
***              ***

                               3 Month Average ARPU          $56.00

                               times technical adjustment      x 65%


                               Equals                        $36.40

                               less maintenance adjustment - $20.00                                    Commission Rate
                                                                           Customer Incremental         Per Contract
                                                                               Gross Margin              9/93 - 8/94
                                                                           --------------------        --------------
                               EQUALS MONTHLY MARGIN         $16.40                ***                       ***

                               times churn multiplier          46.3
                               <<<<<  (from box to left)



                                 EQUALS INCREMENTAL          759.32
                                    GROSS MARGIN

                               (excludes Selling & G&A expense)

                               CUSTOMER VALUE EQUATES TO COMMISSION RATE FROM CHART

                               SAMPLE COMMISSION RATE          $260


                                                                         Updated: August 4, 1993


                                   Schedule 4

                                Residual Schedule


       1. Subject to all applicable chargebacks, setoffs and other provisions of the Agreement, for each period throughout the term of the Agreement starting on the eleventh (11th) day of each calendar month and ending on the tenth (10th) day of the next calendar month (such period being hereinafter referred to as a "Full Month") during which Agent continues to provide the Services, and only after receipt by PacTel of an accurate, complete and fully executed standard form customer service contract for CRS for a New Customer, PacTel will calculate and pay the Residuals payable to Agent in accordance with this Schedule 4. Residuals payable for a Full Month will be paid by PacTel on the fourth (4th) Monday of the month in which such Full Month ends. Residuals are calculated as six percent (6%) of the "Monthly Air Time Revenue" (as defined in paragraph 1(b) of this Schedule 4 paid by "Agent's New Customer Base" (as defined in paragraph 1(a) of this Schedule 4) for the preceding Full Month, excluding taxes and tolls.


              (a) "Agent's New Customer Base" means the total number of New Customers procured by Agent who were active users of PacTel's CRS during the entire applicable Full Month.

              (b) "Monthly Air Time Revenue" means all revenues actually collected by PacTel in the applicable Full Month in payment of local air time charges by Agent's New Customer Base. Monthly Air Time Revenue does not include any of the following charges: (i) service establishment charges; or (ii) long distance charges; or (iii) special feature charges; or (iv) roamer charges; or (v) monthly access charges; or (vi) taxes; or
       (vii) any other charge for CRS (except for local air time charges). PacTel reserves the right to designate a reasonable portion of the monthly charge for any "flat-rate" service plan now or hereafter made available as an "access charge" not included in the calculation of Monthly Air Time Revenue.

              NOTE: Residuals are only payable after receipt by PacTel of an accurate, complete and fully executed standard form of customer service contract for CRS for a New Customer and shall not be paid by PacTel until it has received such contract.

       2. NOTE: Pursuant to Section 5(e) of the Agreement, PacTel has the right to amend this Schedule 4 from time to time in PacTel's sole discretion.

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.

                                   Schedule 5

                               Chargeback Schedule

       1. PacTel will have the right to charge back and set off the following against any amount due from PacTel to Agent at any time from any source:

       (a) The entire price, including sales and any other similar taxes that may be required to be paid, of any CRS Equipment PacTel sells to Agent, but remains unpaid for more than ten (10) days after such sale.

       (b) The entire cost of any installation and maintenance that PacTel provides, if it was Agent's responsibility under the Agreement to provide such installation and maintenance.

       (c) The entire cost, loss, expense or value of any unauthorized concessions, commitments, representations or warranties that PacTel determines, in its sole discretion, were promised by Agent or any of Agent's Affiliates to any potential or existing CRS Customer, but not delivered.

       (d) Any obligation of Agent to indemnify PacTel pursuant to Section 8(b) of the Agreement.

       (e) The entire amount of Commissions and any Residuals paid or payable with respect to any New Customer, plus any charges on the New Customer's account that have not been paid timely, if PacTel determines, in its sole discretion, that any kind of fraud was involved in the enrollment of the New Customer, including, without limitation, any of the following: (i) enrolling non-existent persons as New Customers; (ii) enrolling Agent or any of Agent's Affiliates as New Customers; or (iii) "churning" otherwise bona fide CRS Customers (collectively, "Fraud"). Without limiting the generality of the foregoing, the failure of any New Customer to incur air time charges within a reasonable period of time after the activation of a new number, or the use of any fictitious ESN will be deemed to be presumptive evidence of Fraud.

       (f) The entire price, cost or amount owed to PacTel by Agent which Agent has failed to pay promptly for any (i) cooperative advertising program,
(ii) equipment consignment program or any loan of equipment to Agent, (iii) charges payable by Agent on any courtesy cellular line, access line or other cellular line provided to Agent by PacTel, or (iv) other program or transaction pursuant to which Agent owes PacTel any amount and has not paid such amount.

       (g) The entire amount of Commissions and any Residuals paid or payable with respect to any New Customer if:

              (i) the New Customer fails to continue to be an active user of PacTel's CRS for at least *** after PacTel's activation of a CRS phone number for the new Customer; or

              (ii) PacTel determines, in its sole discretion, that the New Customer is Agent or one of Agent's Affiliates; or

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.

              (ii) PacTel determines, in its sole discretion, that the person soliciting the New Customer has in the past engaged in Fraud.

              (iv) PacTel, in its sole discretion, disconnects such New Customer for failure to pay any charges due PacTel at any time during the *** period after the activation of such New Customer's CRS phone number.

       (h) *** of Commissions paid or payable with respect to any New Customer if the New Customer fails to continue to be an active user of PacTel's CRS for at least *** after PacTel's activation of a CRS phone number for the New Customer.

       2. NOTE: Pursuant to Section 5(e) of the Agreement, PacTel has the right to amend this Schedule 5 from time to time in PacTel's sole discretion.


                                   SCHEDULE 5
                                     PAGE 2

                                    Exhibit A

                            Credit Service Agreement

                               [PacTel Letterhead]

[Sales Agent]
[Address]


        Re:  Availability and Use of Credit Reporting Services

Dear______________:

       To assist its sales agents in soliciting orders for cellular radiotelephone services ("CRS"), PacTel Cellular Inc. of Georgia ("PacTel") may from time to time enter into credit reporting arrangements with credit reporting agencies or other processors of credit information (collectively, "Reporting Agencies" and individually, a "Reporting Agency") pursuant to which PacTel's sales agents, including [Sales Agent] (the "Agent"), may initiate credit checks for prospective CRS customers by or through one or more Reporting Agencies. The purpose of this letter is to set forth the terms and conditions pursuant to which PacTel is willing to allow the Agent's use, as a PacTel sales agent, of credit reporting and other services (collectively, "Credit Reporting Services") which may be or become available through Reporting Agencies.

       (i) Available Credit Reporting Services. The Credit Reporting Services currently available allow PacTel's designated agents to call a toll-free number, give certain information regarding a prospective CRS customer, and receive a response regarding the amount of security deposit, if any, which will be required in order to enroll the customer as a PacTel CRS system user.

       (ii) Terms and Conditions Regarding Use of Credit Reporting Services. By execution of this letter and compliance with the requirements set forth herein, Agent agrees that if Credit Reporting Services are made available to it, it shall use such services, and shall insure that all of its employees, sub-agents, dealers, representatives and agents, including their employees (collectively, the "Agent's Affiliates"), use such services strictly in accordance with the following terms and conditions, as well as any other procedures which PacTel may put in place regarding use of Credit Reporting
Services:

              A. Agent must comply, and insure that the Agent's Affiliates comply, with all laws, regulations and other legal requirements applicable to the use of the Credit Reporting Services. Accordingly, Agent is advised to obtain the advice of legal counsel as to the specifics of compliance with such laws, regulations and requirements.

              B. The Credit Reporting Services are made available by PacTel to its designated agents free of charge, except to the extent that the number of prospective customers as to which an agent requests Credit Reporting Services in any month exceeds 125% of such agent's activations for that month. In such case the agent will be responsible for the charges to PacTel by the subject Reporting Agencies for provision of Credit Reporting Services in connection with such excess requests; provided, however, that regardless of any such payment(s) by any agent, the results of all Credit Reporting Services and all reports and other documentation generated in connection therewith shall at all times remain the sole and exclusive property of PacTel.

              C. Prior to using the Credit Reporting Services, Agent may be required to post and maintain a bond with PacTel in an amount deemed adequate by PacTel to protect PacTel against any failure of the indemnity protections of Paragraph 4 hereof.

              D. Credit Reporting Services shall be used for the sole purpose of determining the amount of security deposit, if any, which PacTel will require prior to providing CRS to a potential customer.

              E. Credit Reporting Services shall be requested and utilized only in connection with potential customers who have specifically expressed to the Agent or one of Agent's Affiliates a desire to purchase CRS from PacTel.

              F. Each potential customer shall be informed that Credit Reporting Services will be performed prior to the Agent's or any of Agent's Affiliates' contacting any Reporting Agency or otherwise initiating Credit Reporting Services in connection with such potential customer.

              G. If a potential customer as to whom Credit Reporting Services have been utilized ultimately executes a Customer Service Agreement with PacTel, Agent shall complete the section of such agreement acknowledging customer notification of the credit verification requirement.

       (iii) Failure to Comply. The Agent acknowledges and agrees that any use of Credit Reporting Services by the Agent or any of Agent's Affiliates other than in strict compliance with the provisions of Paragraph 2 hereof will constitute a material breach of Agent's responsibilities as a sales agent of PacTel and will authorize PacTel to terminate its Sales Agent Agreement with Agent and any and all rights of the Agent and Agent's Affiliates to act on behalf of PacTel in any representative manner.

       (iv) Indemnity. The Agent shall and does hereby agree to indemnify and hold harmless PacTel, together with its officers, directors, parent and affiliates, from and against any and all liabilities, fees, debts, damages, suits, actions, judgments, losses, costs and expenses (including, without limitation, attorneys' fees and court costs) or claims of whatsoever nature relating to or arising out of the Agent's or any of the Agent's Affiliates' failure to comply with the terms and conditions of Paragraph 2 hereof.

       (v) General. This letter constitutes the complete understanding of the parties with respect to the subject matter hereof, and may not be assigned, amended or discharged unless in a writing signed by all parties. This agreement shall be governed by and construed in accordance with the laws and decisions of the State of Georgia. Failure by either party hereto to enforce any terms and conditions of this agreement shall not constitute a waiver of any such terms and conditions at any future time. This letter will become a part of the Sales Agent Agreement between PacTel and the Agent.

       If you would like to use Credit Reporting Services, please have an authorized officer execute this letter in the place set forth below. Upon receipt of an executed copy of this letter (and any required bond) and PacTel's acceptance thereof, you will be authorized to

                                    EXHIBIT A
                                     PAGE 2
use the Credit Reporting Services and will receive instructions on how to access and use such services.


                                       -----------------------------------------
                                       [Name and Title of PacTel Representative]

Agreed to this ______ day of

____________________, 199__:


----------------------------------------
[Sales Agent]

By:
   -------------------------------------
Title:President
      ----------------------------------

        [CORPORATE SEAL]                   Accepted this ________ day of

                                           _____________________, 199__:
                                           PacTel Cellular Inc. of Georgia

                                           By:
                                              ---------------------------------
                                           Title:
                                                 ------------------------------


                                    EXHIBIT A
                                     PAGE 3

                                    Exhibit B

                     Minimum Employment Agreement Provisions

       1.     EMPLOYEE'S RESPONSIBILITIES.

       (a) Exclusive Dealing. During the term of this Agreement, Employee will not directly or indirectly: (i) market, sell, offer or otherwise provide CRS in competition with that offered by Employer; or (ii) refer potential or actual CRS Customers to any person or entity offering, providing or selling CRS other than Employer (a "Competitor"); or (iii) in any manner assist or render services to any Competitor.

       (b) Non-Competition. During the term of this Agreement and for a period of one (1) year after expiration or any termination hereof, neither Employee, nor any entity substantially owned or controlled by Employee, will directly or indirectly provide, market, sell, lease, rent or otherwise offer CRS or CRS Equipment within the coverage area for the CRS offered by Employer (the "CRS Coverage Area").

       (c) Non-Solicitation. During the term of this Agreement and for a period of two (2) years after expiration or any termination hereof, Employee will not, either directly or indirectly, request any present or future customers of Employer whose identity became known to Employee as a result of Employee's dealings for or on behalf of Employer or pursuant to this Agreement, to curtail or cancel their business or CRS with Employer within the CRS Coverage Area, or to switch their CRS within the CRS Coverage Area to a Competitor.

       2.     PACTEL'S PROPRIETARY PROPERTY.

       (a) Defined Terms. As used herein, the following terms shall have the following meanings:

              (i) "Confidential Information". "Confidential Information" means any and all confidential, proprietary or secret information of PacTel Cellular Inc. of Georgia ("PacTel"), other than "Trade Secrets" (as hereinafter defined), which is of tangible or intangible value to PacTel and is not public information or is not generally known or available to PacTel's competitors but is known only to PacTel and those of its employees, independent contractors, customers or agents to whom it must be confided in order to apply it to the uses intended, including, without limitation, any customer or lead lists and other customer information regarding PacTel's CRS Customers or potential customers, including any such information developed or recorded in any form by Employee.

              (ii) "Marks". "Marks" means PacTel's corporate name, service marks, trademarks, trade names, insignias, symbols, decorative designs and slogans, and the trademarks and service marks of PacTel's parent corporations, subsidiaries and affiliates, or the like, both presently existing or hereafter created or used, whether PacTel owns, uses or is licensed or sublicensed to use the same.

              (iii) "Proprietary Property". "Proprietary Property" means the Marks, the "Work Product" (as hereinafter defined), the Confidential Information and the Trade Secrets, whether or not all or any portion thereof is or may be validly copyrighted, patented, or registered as a trademark or service mark.

              (iv) "Trade Secrets". "Trade Secrets" means any and all information of PacTel, including, without limitation, technical or non-technical data, formulas, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, financial plans, products plans, or lists of actual or potential customers or suppliers, which: (A) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from their disclosure or use; and (B) is the subject of efforts that are reasonable under the circumstances to maintain their secrecy; including, without limitation, confidential business, pricing and marketing plans, and other customer information developed or recorded in any form.

              (v) "Work Product". "Work Product" means any and all work product, property, data, documentation or information of any kind, whether tangible, intangible or intellectual, prepared, conceived, discovered, developed or created by Employee in connection with this Agreement, whether or not subject to protection under the trade secret, patent or copyright laws of any jurisdiction, including, without limitation, any customer or lead lists and other customer or potential customer information developed or recorded in any form.

       (b) Acknowledgements. Employee acknowledges and agrees that: (i) Employee will become aware of Confidential Information and Trade Secrets in the course of performing under this Agreement; (ii) the Proprietary Property represents a substantial investment by PacTel; (iii) the Proprietary Property is secret, confidential and unique; (iv) at least as between PacTel and Employee, PacTel is the sole owner of all right, title and interest in and to the Proprietary Property; (v) any right Employee has to use the Proprietary Property is derived solely from this Agreement; (vi) this Agreement does not confer upon Employee any rights, goodwill or other interests in any of the Proprietary Property; (vii) any usage by Employee of the Proprietary Property or any goodwill established thereby or associated therewith is intended to inure to the exclusive benefit of PacTel and its affiliated companies; (viii) Employee's covenants and agreements contained in this Section are special, unique and of an extraordinary character; (ix) any disclosure or use of the Proprietary Property, except as otherwise authorized by PacTel in writing, or any other violation of the provisions of this Section, would be wrongful and cause immediate relief significant, continuing and irreparable injury and damage to PacTel that is not fully compensable by monetary damages; and (x) should Employee breach or threaten to breach any provision of this Section, PacTel will be entitled to obtain immediate relief and remedies in a court of competent jurisdiction (including but not limited to damages, preliminary or permanent injunctive relief to require Employee to honor its obligations under this Agreement, and an accounting for all profits and benefits arising out of Employee's breach), cumulative of and in addition to any other rights or remedies to which PacTel may be entitled by this Agreement, at law or in equity.

       (c) Treatment of Proprietary Property. During the term of this Agreement and thereafter as provided herein, and for all purposes, Employee will regard and treat the Proprietary Property as strictly confidential and trade secret, wholly owned by PacTel. Employee will exercise its best efforts to ensure the continued confidentiality and ownership by PacTel of all Proprietary Property known by or disclosed or made available to Employee, whether in connection with this Agreement or any other past or present relationship with PacTel. Employee will cooperate with any additional confidentiality and other similar requirements PacTel may establish from time to time for the protection of the Proprietary Property. Employee will not, during the term of this Agreement or thereafter, claim any

                                    EXHIBIT B
                                     PAGE 2
interest in or attack the title or any rights of PacTel in or to any or all of the Proprietary Property or take any action that would adversely affect PacTel's rights therein, or remove, alter or obfuscate or permit the removal, alteration or obfuscation of any product identification, proprietary restriction, copyright, trademark, service mark or trade secret notice or label on any Proprietary Property or other property owned by or licensed to PacTel. Employee will immediately notify PacTel of any unauthorized disclosure or use of any Proprietary Property of which Employee becomes aware; provided, however, that PacTel will have the sole right to determine what, if any, action should or will be taken on account of any such disclosure. Employee will assist PacTel, to the extent necessary, in the procurement of or any protection of PacTel's rights to or in any of the Proprietary Property, and PacTel will reimburse Employee for all pre-approved costs incurred in connection therewith.

       (d) Confidentiality. At all times during the term of this Agreement and: (i) with respect to any Confidential Information, for two (2) years after any expiration or termination hereof; and (ii) with respect to each item of Trade Secrets, for such time as such item shall constitute a trade secret under applicable law, Employee will maintain the Confidential Information and Trade Secrets in strict confidence, and Employee will not, for any reason in any fashion, form or manner, either directly or indirectly: (A) sell, lend, lease, distribute, market, license, sublicense, give, transfer, assign, show, divulge, disclose, disseminate or otherwise communicate any Confidential Information or Trade Secrets to any third party; or (B) use any Confidential Information or Trade Secrets for any purpose other than performing pursuant to this Agreement; or (C) keep any Confidential Information or Trade Secrets in any form after the expiration or any termination of this Agreement; or (D) duplicate, reproduce, copy, distribute, disclose or disseminate any Confidential Information or Trade Secrets.

       (e) Ownership of Work Product. To the greatest extent possible, all Work Product will be deemed to be "works made for hire" (as defined in the Copyright Act, 17 U.S.C.A. Section 101 et seq., as amended), owned, as between Employer and Employee, exclusively by Employer. No Work Product will be or will be deemed to be "joint work" (as defined in the Copyright Act). Employee hereby unconditionally and irrevocably transfers and assigns to Employer all embodiments of and all worldwide right, title and interest Employee may have or obtain in or to any and all Work Product, including, without limitation, all worldwide copyrights, trade secrets, confidential information and other intellectual property, proprietary and other rights constituting or associated with the Work Product. Employee will execute and deliver to Employer any transfers, assignments, documents or other instruments Employer may deem necessary or appropriate to vest complete possession, title and ownership of all or any portion of the Work Product, and all rights therein, in Employer.


                                    EXHIBIT B
                                     PAGE 3

                                    Exhibit C

                      Minimum Subagent Agreement Provisions

       1.     SUBAGENT'S RESPONSIBILITIES.

       (a) Exclusive Dealing. During the term of this Agreement, Subagent will not directly or indirectly: (i) market, sell, offer or otherwise provide CRS in competition with that offered by Agent; or (ii) refer potential or actual CRS Customers to any person or entity offering, providing or selling CRS other than Agent (a "Competitor"); or (iii) in any manner assist or render services to any Competitor.

       (b) Non-Competition. During the term of this Agreement and for a period of one (1) year after expiration or any termination hereof, neither Subagent, nor any parent, subsidiary, affiliate or entity owned or controlled by any individual or entity that owns or controls Subagent, will directly or indirectly provide, market, sell, lease, rent or otherwise offer CRS or CRS Equipment within the coverage area for the CRS offered by Agent (the "CRS Coverage Area").

       (c) Non-Solicitation. During the term of this Agreement and for a period of two (2) years after expiration or any termination hereof, Subagent will not, either directly or indirectly, request any present or future customers of Agent whose identity became known to Subagent as a result of Subagent's dealings for or on behalf of Agent or pursuant to this Agreement, to curtail or cancel their business or CRS with Agent within the CRS Coverage Area, or to switch their CRS within the CRS Coverage Area to a Competitor.

       2.     PACTEL'S PROPRIETARY PROPERTY.

       (a) Defined Terms. As used herein, the following terms shall have the following meanings:

              (i) "Confidential Information". "Confidential Information" means any and all confidential, proprietary or secret information of PacTel Cellular Inc. of Georgia, other than "Trade Secrets" (as hereinafter defined), which is of tangible or intangible value to PacTel and is not public information or is not generally known or available to PacTel's competitors but is known only to PacTel and those of its employees, independent contractors, customers or agents to whom it must be confided in order to apply it to the uses intended, including, without limitation, any customer or lead lists and other customer information regarding PacTel's CRS Customers or potential customers, including any such information developed or recorded in any form by Subagent or any "Sub-Subagent" (as defined in Section ___) or any of their respective employees, representatives or agents (collectively, "Subagent's Affiliates").

              (ii) "Marks". "Marks" means PacTel's corporate name, service marks, trademarks, trade names, insignias, symbols, decorative designs and slogans, and the trademarks and service marks of PacTel's parent corporations, subsidiaries and affiliates, or the like, both presently existing or hereafter created or used, whether PacTel owns, uses or is licensed or sublicensed to use the same.

              (iii) "Proprietary Property". "Proprietary Property" means the Marks, the "Work Product" (as hereinafter defined), the Confidential Information and the Trade Secrets, whether or not all or any portion thereof is or may be validly copyrighted, patented, or registered as a trademark or service mark.

                (iv) "Trade Secrets". "Trade Secrets" means any and all information of PacTel, including, without limitation, technical or non-technical data, formulas, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, financial plans, products plans, or lists or actual or potential customers or suppliers, which: (A) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from their disclosure or use; and (B) is the subject of efforts that are reasonable under the circumstances to maintain their secrecy; including, without limitation, confidential business, pricing and marketing plans, and other customer information developed or recorded in any form.

              (v) "Work Product". "Work Product" means any and all work product, property, data, documentation or information of any kind, whether tangible, intangible or intellectual, prepared, conceived, discovered, developed or created by Subagent or any of Subagent's Affiliates in connection with this Agreement, whether or not subject to protection under the trade secret, patent or copyright laws of any jurisdiction, including, without limitation, any customer or lead lists and other customer or potential customer information developed or recorded in any form.

       (b) Acknowledgments. Subagent acknowledges and agrees that: (i) Subagent and Subagent's Affiliates will become aware of Confidential Information and Trade Secrets in the course of performing pursuant to this Agreement; (ii) the Proprietary Property represents a substantial investment by PacTel; (iii) the Proprietary Property is secret, confidential and unique; (iv) at least as between PacTel and Subagent, PacTel is the sole owner of all right, title and interest in and to the Proprietary Property; (v) any right Subagent has to use the Proprietary Property is derived solely from this Agreement; (vi) this Agreement does not confer upon Subagent any rights, goodwill or other interests in any of the Proprietary Property; (vii) any usage by Subagent of the Proprietary Property or any goodwill established thereby or associated therewith is intended to inure to the exclusive benefit of PacTel and its affiliated companies; (viii) Subagent's covenants and agreements contained in this Section are special, unique and of an extraordinary character; (ix) any disclosure or use of the Proprietary Property, except as otherwise authorized by PacTel in writing, or any other violation of the provisions of this Section, would be wrongful and cause immediate, significant, continuing and irreparable injury and damage to PacTel that is not fully compensable by monetary damages; and (x) should Subagent breach or threaten to breach any provision of this Section, PacTel will be entitled to obtain immediate relief and remedies in a court of competent jurisdiction (including but not limited to damages, preliminary or permanent injunctive relief to require Subagent to honor its obligations under this Agreement, and an accounting for all profits and benefits arising out of Subagent's breach), cumulative of and in addition to any other rights or remedies to which PacTel may be entitled by this Agreement, at law or in equity.

       (c) Treatment of Proprietary Property. During the term of this Agreement and thereafter as provided herein, and for all purposes, Subagent will regard and treat the Proprietary Property as strictly confidential and trade secret, wholly owned by PacTel. Subagent will exercise its best efforts to ensure the continued confidentiality and ownership by PacTel of all Proprietary Property known by or disclosed or made available to Subagent or Subagent's Affiliates, whether in connection with this Agreement or any other past or present relationship with PacTel. Subagent will cooperate with any additional confidentiality and other similar requirements PacTel may establish from time to time for the protection of


                                    EXHIBIT C
                                     PAGE 2
the Proprietary Property. Subagent will not, during the term of this Agreement or thereafter, claim any interest in or attack the title or any rights of PacTel in or to any or all of the Proprietary Property or take any action that would adversely affect PacTel's rights therein, or remove, alter or obfuscate or permit the removal, alteration or obfuscation of any product identification, proprietary restriction, copyright, trademark, service mark or trade secret notice or label on any Proprietary Property or other property owned by or licensed to PacTel. Subagent will immediately notify PacTel of any unauthorized disclosure or use of any Proprietary Property of which Subagent becomes aware; provided, however, that PacTel will have the sole right to determine what, if any, action should or will be taken on account of any such disclosure. Subagent will assist PacTel, to the extent necessary, in the procurement of or any protection of PacTel's rights to or in any of the Proprietary Property, and PacTel will reimburse Subagent for all pre-approved costs incurred in connection therewith.

       (d) Use of Marks. Subagent will not use any of the Marks, or any material portion thereof, as a part of Subagent's corporate or trade name or with any prefix, suffix or other modifying words, terms, designs or symbols, or in any modified form, nor will Subagent use the Marks in connection with the sale or leasing of any unauthorized product or service or in any manner not expressly authorized by this Agreement or separately in writing by PacTel. If Agent notifies Subagent to modify or discontinue the use of any or all of the Marks, Subagent will do so as soon as possible after such notice, at Subagent's sole cost and expense. Subagent will immediately discontinue any use of the Marks upon any expiration or termination of this Agreement.

       (e) Confidentiality. At all times during the term of this Agreement and: (i) with respect to any Confidential Information, for two (2) years after any expiration or termination hereof; and (ii) with respect to each item of Trade Secrets, for such time as such item shall constitute a trade secret under applicable law, Subagent and Subagent's Affiliates will maintain the Confidential Information and Trade Secrets in strict confidence, and neither Subagent nor any of Subagent's Affiliates will, for any reason in any fashion, form or manner, either directly or indirectly: (A) sell, lend, lease, distribute, market, license, sublicense, give, transfer, assign, show, divulge, disclose, disseminate or otherwise communicate any Confidential Information or Trade Secrets to any third party; or (B) use any Confidential Information or Trade Secrets for any purpose other than performing pursuant to this Agreement; or (C) keep any Confidential Information or Trade Secrets in any form after the expiration or any termination of this Agreement or the expiration or any termination or such Subagent's Affiliates' association with Subagent; or (D) duplicate, reproduce, copy, distribute, disclose or disseminate any Confidential Information or Trade Secrets.

       (f) Ownership of Work Product. To the greatest extent possible, all Work Product will be deemed to be "work made for hire" (as defined in the Copyright Act, 17 U.S.C.A. Section 101 et seq., as amended), owned exclusively by PacTel. No Work Product will be or will be deemed to be "joint work" (as defined in the Copyright Act). Subagent hereby unconditionally and irrevocably transfers and assigns to PacTel all embodiments of and all worldwide right, title and interest Subagent may have or obtain in or to any and all Work Product, including, without limitation, all worldwide copyrights, trade secrets, confidential information and other intellectual property, proprietary and other rights constituting or associated with the Work Product. Subagent will execute and deliver to PacTel, and cause any of Subagent's Affiliates to execute and deliver to PacTel, any transfers, assignments, documents or other instruments PacTel may deem necessary or appropriate to vest complete

                                    EXHIBIT C
                                     PAGE 3
possession, title and ownership of all or any portion of the Work Product, and all rights therein, exclusively in PacTel (including, without limitation, the sole and exclusive rights to use, license, market, sell, distribute, copy, modify, enhance, create derivative works of and exercise complete and exclusive dominion and control over the Work Product).

       (g) Sub-Subagents and Employees. Subagent will allow only its formal, salaried employees who are acting within the scope of their employment and who have executed an employment agreement with Subagent in a form approved by Agent, including at least the minimum provisions set forth in Agent's agreements with its employees (an "Employment Agreement"), to perform any of Subagent's obligations pursuant to this Agreement. Subagent may, however, following approval by Agent, appoint one or more independent contractors (individually, a "Sub-Subagent" and collectively, the "Sub-Subagents") for the limited purpose of soliciting CRS Customers, by, in each case: (i) providing written notice to Agent of Subagent's intent to appoint such Sub-Subagent, which notice must include such information regarding the proposed Sub-Subagent as Agent may deem pertinent; (ii) following receipt of approval of such prospective Sub-Subagent by PacTel, entering into a sub-subagent agreement with such Sub-Subagent in a form approved by Agent, including at least the minimum provisions contained in this Agreement (a "Sub-Subagent Agreement"), and such additional instruments and agreements as Agent may dictate; and (iii) requiring the Sub-Subagent to require each of its employees to execute an Employment Agreement and such additional instruments and agreements as Agent may dictate. As to issues other than those addressed in the minimum provisions required pursuant hereto, Subagent is free to reach any agreement Subagent desires with employees and Sub-Subagents as long as such Employment Agreements and Sub-Subagent Agreements do not require or authorize actions contrary to any of the terms and conditions of this Agreement. Subagent will provide to Agent a copy of every executed Sub-Subagent Agreement and Employment Agreement and Employment Agreement executed pursuant to each Sub-Subagent Agreement, prior to permitting any Sub-Subagent or employee to engage in any activities governed by this Agreement. Subagent shall promptly pursue and enforce all remedies available against any of its employees or Subagents in the case of a breach or default by same under any Employment Agreement or Subagent Agreement executed pursuant to this Section, including, without limitation, termination of the subject agreement.

       (h) Effect of Termination. Immediately upon any termination of this Agreement, Subagent will immediately: (i) cease using in any manner any Proprietary Property; and (ii) return to Subagent all Proprietary Property and all copies thereof in whatever form in the possession of Subagent of Subagent's Affiliates or their employees, agents and affiliates (including but not limited to an updated list containing names, addresses and all other relevant information Subagent or Subagent's Affiliates then possess concerning CRS Customers Subagent has enrolled in the CRS Coverage Area and prospective customers, and all copies of such information in Subagent's or Subagent's Affiliates' possession).

       (i) Survival. Notwithstanding any termination or expiration of this Agreement, the provisions of the entirety of this Section 2 will survive, as will any other provision hereof that, by its terms or reasonable interpretation thereof, sets forth obligations that extend beyond the termination or expiration hereof.

       3.     LIABILITY MATTERS.

       (a) Insurance. Subagent represents and warrants that it now has in effect, and covenants that it will maintain in effect throughout the term of this Agreement, the following

                                    EXHIBIT C
                                     PAGE 4
insurance policies with a reputable commercial carrier acceptable to Agent, providing for not less than thirty (30) days' prior written notice to Agent of any modification, cancellation or non-renewal thereof: (i) Comprehensive General Liability insurance in the minimum amount of One Million Dollars ($1,000,000.00); and (ii) Workers' Compensation insurance in at least the minimum amount and with at least the minimum scope of coverage required by any applicable state or workers' compensation law. Subagent will provide Agent with certificates of insurance evidencing such coverage prior to the commencement of services hereunder.

       (b) Indemnity. Subagent will indemnify and hold harmless Agent, PacTel and their respective officers, directors, shareholders, parent corporations, affiliates, subsidiaries, employees, representatives, assigns, agents and succors, from and against any and all liabilities, fees, debts, damages, suits, actions, judgments, injuries, losses, costs and expenses (including, without limitation, all attorneys' fees and court costs) or claims of whatsoever nature relating to or arising out of any of the following: (i) any acts or omissions of Subagent or any of Subagent's Affiliates, including, without limitation, any injuries to or death or persons or any damage to property or equipment; or (ii) any breach or default of any provision hereof by Subagent or any of Subagent's Affiliates; or (iii) any breach or inaccuracy of any representation or warranty made by Subagent herein; or (iv) any violation by Subagent or any of Subagent's Affiliates of any law, rule, regulation, statute, order or promulgation of any court, agency or administrative body; or (v) any fraudulent or misleading act or statement made by Subagent or any of Subagent's Affiliates; or (vi) any and all taxes of any kind arising out of the performance of the services hereunder. Subagent further agrees to defend any and all such actions in any court or in arbitration.


                                    EXHIBIT C
                                     PAGE 5

                                                                    CONFIDENTIAL




                       AMENDMENT TO SALES AGENT AGREEMENT
                       FOR CELLULAR RADIOTELEPHONE SERVICE


     This Amendment, dated April 6, 1995, modifies the terms of the Sales Agent Agreement dated October 19, 1993 (the "Sales Agent Agreement") by and between AIRTOUCH CELLULAR OF GEORGIA (formerly know as PacTel Cellular Inc. of Georgia") ("AirTouch") and NORTH POINT CELLULAR, INC. d/b/a Peachtree Mobility ("Agent").

                                   WITNESSETH:

     WHEREAS, Agent and AirTouch believe it to be in their mutual best interest to amend the Sales Agent Agreement in accordance with the terms hereof,

     NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound, do hereby agree to amend the Sales Agent Agreement as follows:

     1.   Effect of Amendment.

     This Amendment is an amendment to the Sales Agent Agreement. It is intended that the provisions of this Amendment are incorporated into the Sales Agent Agreement and should be construed as if they were a part of the original Agreement, except that, in the event of any conflict between the terms of this Amendment and the terms of the original Agreement which cannot be reconciled, the terms hereof shall apply. All terms and conditions of the Sales Agent Agreement which are not specifically modified by this Amendment shall remain unchanged and in full force and effect. All capitalized terms and other phrases defined in the Sales Agent Agreement shall have the same meaning given to them in the Sales Agent Agreement. Further, it is understood that references to "PacTel" in the Sales Agent Agreement and to "AirTouch" in this Amendment refer to the same entity. This Amendment shall be effective on April 6, 1995 (the "Effective Date").

     2.   Commissions.

          a. Residual Commissions. Section 4(e) and Schedule 4 of the Sales Agent Agreement, relating to residuals, shall be deleted in their entirety. Notwithstanding any other provision of the Sales Agent Agreement, AirTouch shall have no further obligation to make any payments of residual commissions to Agent with respect to sales or activations occurring after the Effective Date of this Amendment, and AirTouch is satisfying its obligation to pay residual commissions with respect to sales or activations prior to the Effective Date of this Amendment pursuant to a Settlement Agreement of even date herewith.

          b. Up Front Commissions. Schedule 3, the Commission Schedule, is hereby amended as follows: Paragraph 1 of the Agreement shall continue in full force and effect. Paragraphs 2 through 5 of Schedule 3 shall be deleted in their entirety and replaced with the following:

          2. The following definitions shall apply to this Schedule 3:

          "ARPU" means the average monthly billings by AirTouch for "Recent CRS Customers" (as such term is hereinafter defined) during the "Measuring

     Period"-(as such term is hereafter defined). ARPU includes billings generated by access, air time, features, discounts, and other charges and credits, but excludes billings generated by service establishment, installation, equipment, roaming, tolls, long distance and rental fees.

          "Churn" means the average monthly number of permanent and temporary-to-permanent deactivations during the Measuring Period for all CRS Customers, divided by Agent's average monthly number of CRS Customers during the Measuring Period.

          "Measuring Period" shall mean any six-month period beginning with May 1, 1995, which commences on May 1 and ends on October 31 of any year, or commences on November 1 of any year and ends on April 30 of the following year.

          "Recent CRS Customers" mean those active CRS Customers solicited by Agent, accepted by AirTouch and activated within the twelve (12) month period immediately preceding the beginning of the then-applicable Measuring Period.

          3. AirTouch agrees to pay Agent the following up front commissions for the activation of each New Customer as follows:

               a. For each New Customer with a Class Code of A or B who is not on the Safety Plan:



                for activations during 1995:                     $310.00

                for activations from 1/1/96
                through 3/31/96                                  $300.00

                for activations during the
                remainder of 1996:                               $290.00

                for activations during 1997
                and from 1/1/98 through 3/31/98:                 $280.00


     In the event AirTouch pays any other agent or mass retailer within the Coverage Area an up front commission with respect to sales to New Customers which is more than $10.00 greater than the aforesaid commissions payable to Agent during any period, then AirTouch will increase the up front commissions to Agent to such higher amount during such period as such higher commission rate to the other agent or retailer remains in effect. It is expressly understood that this "most favored nations" provision applies only to up front commissions.

               b. For each New Customer activated on the Safety Plan (or who transfers to the safety plan within the billing period forty-five days after activation) or who has a Class Code of Q:



          for activations during 1995:                 $210.00

          for activations during 1/1/96
          through 3/31/96                              $200.00

          for activations during the
          remainder of 1996:                           $190.00

          for activations during 1997
          and from 1/1/98 through 3/31/98:             $180.00

               c. If Agent's ARPU is 15% or more lower and/or Agent's Churn is 15% or more higher than the average ARPU or Churn for AirTouch's agents on the Gold Plan during any Measuring Period, the up front commission payable to Agent pursuant to subparagraphs a and b above (after any adjustment pursuant to the most favored nations clause in subparagraph a) shall be reduced by 10% for the immediately following six-month period. Notwithstanding the foregoing, AirTouch shall give Agent notice of its poor ARPU and/or Churn figures during a Measuring Period one time without imposing the 10% commission reduction and may only impose such reduction following each subsequent Measuring Period with respect to which such standard is not met.



               d. No commissions shall be payable with respect to the activation of New Customers on month-to-month service contracts or customers with a Class Code of M.

          3. Commissions are only payable after receipt by AirTouch of an accurate, complete and fully executed standard-form customer contract for CRS for a New Customer and shall not be paid by AirTouch until it has received such contract. If Agent does not forward the then applicable standard-form customer service contract signed by a New Customer to AirTouch within 30 days after the activation of a CRS phone number for each New Customer, then Agent shall not be entitled to receive any Commission for such New Customer. Notwithstanding the foregoing, in the event that AirTouch rejects any standard-form customer service contract submitted by Agent but fails to have such rejection available to Agent within 72 hours after receipt of such contract by AirTouch, then Agent shall have 30 days after such rejection in which to cure any deficiency in the contract and resubmit same; and if Agent resubmits such contract within such 30 day period and AirTouch accepts such contract, then AirTouch will be obligated to pay the Commission in accordance with this Agreement.

               4. Once a customer has been activated, AirTouch shall have no right to reduce Agent's commission by changing AirTouch's initial customer class determination based on a downgrading in credit evaluation.

     3.   Initial Term.

     Section 9(a) of the Sales Agent Agreement, relating to the term shall be deleted in its entirety and replaced with the following:


               (a) Term. Unless sooner terminated in accordance with Section 9(b) hereof, the initial term of this Agreement (the "Initial Term") will continue through March 31, 1998. This Agreement will continue thereafter for additional one year renewal terms unless either party gives at least thirty (30) days advance written notice of nonrenewal prior to the end of the term then in effect. The up front commission payable for each renewal term will be as agreed by the parties. On or before December 31, 1997 and December 31, of each subsequent year, AirTouch will provide a proposed revision to the up front commission to apply during the next subsequent renewal term. If this rate is not acceptable to North Point, the parties will negotiate in good faith to reach a commission level which is acceptable to both parties. If the parties are unable to negotiate such a commission rate prior to the end of such year, then this Agreement shall expire as of the end of the term then in effect.


     4.   Additional Provisions.

     The Sales Agent Agreement is hereby amended by adding new Sections 12 through 17 to such Agreement as follows:

          12.  Retail Locations; Trade Name; Restriction on Transfer.

               (a) During the term of this Agreement, except as otherwise provided herein, Agent agrees to maintain the following retail locations for the purpose of selling AirTouch CRS and related equipment under the trade name "Peachtree Mobility": (i) North Point Mall; (ii) Gwinnett Place Mall; (iii) Town Center Mall; (iv) Perimeter Mall; and (v) the Buckhead store at 2955 Peachtree Road. Such stores shall be referred to herein as the "Primary Stores." Agent hereby represents and warrants that Agent owns all right, title and interest in the trade name "Peachtree Mobility" and that North Point or the individuals and corporations identified in Exhibit A to this Amendment (the "Additional Lessees") is the lessee under the leases for each of the Primary Stores. The Additional Lessees have executed this Agreement solely for purposes of stating their agreement to be bound by this section 12.

               (b) Agent and each of the Additional Lessees hereby covenant and agree that none of them will sell, assign, distribute, devise, sublease, surrender or otherwise transfer, either directly, indirectly, by operation of law or in any other manner (any such transaction being referred to herein as a "Transfer") any right, title or interest in any lease for any of the Primary Stores or any right, title or interest in the trade name "Peachtree Mobility" to any person or entity other than: (i) a person or entity who will operate as an AirTouch agent and assume North Point's rights and obligations under the Sales Agent Agreement; or (ii) to a person or entity who will operate the Primary Stores or use such trade name for a purpose unrelated to the sale of CRS, personal communication system ("PCS") service or other mobile telecommunications service in competition with AirTouch; provided that if a Transfer is to be made pursuant to this Clause (ii) for such an unrelated use, then AirTouch will have a right of first refusal pursuant to subsection (c) of this section 12. Any Transfer permitted under clause (i) of this section 12(b) may be undertaken only with the prior written consent of AirTouch, but AirTouch will not unreasonably withhold such consent.

               (c) If Agent or any of the Additional Lessees receives from a prospective purchaser and desires to accept a bona fide offer to purchase and desires to accept a bona fide offer to purchase any right title or interest in any or all leases of a Primary Store or in the trade name "Peachtree Mobility" who desires to use the leasehold premises or such name for a noncompeting purpose, as described in clause (ii) of section 12(b), then AirTouch shall have a right of first refusal as follows: AirTouch or its nominee shall have the right, exercisable within 10 business days after it receives all of the information set forth below to elect to purchase such right, title or interest from Agent or Additional Lessee (as the case may be) on the same monetary terms and conditions as are offered by such prospective purchaser. Agent will provide AirTouch with a written notice of such intended sale, setting forth the name and address of the prospective purchaser, the price and terms of such offer, a copy of such offer (if such offer is in writing), a copy of each relevant lease and all amendments and other documents affecting the use of the premises or any agreement with the lessor, and the following financial information: relevant payroll expense documents, and documents reflecting all recurring legal and financial obligations relating to operations at each such Primary Store location (or if there are no such documents, then descriptions of such obligations). If AirTouch does not exercise its option within such 10 business day period after it receives all such information, then Agent or Additional Lessee may, within sixty (60) days after expiration of AirTouch's right of first refusal, sell, assign and transfer such lease and name, subject to a covenant by the purchaser that such Primary Store will be used only for a noncompeting purpose, as described in clause (ii) of section 12(b) and the purchaser's agreement that AirTouch is an intended third party beneficiary with a right to enforce such covenant. If AirTouch does elect to exercise its right of first refusal hereunder, the closing thereof shall take place within ten (10) business days after the date of AirTouch's exercise.

               (d) This Agreement shall not be construed to require North Point to continue in the business of selling AirTouch cellular service; provided that this sentence is not intended to obviate the covenants of Agent and Additional Lessees in this section 12 or the other covenants in this Agreement with respect to exclusive dealing, noncompetition and assignment. In the event that North Point desires to use any or all of the Primary Stores for a purpose unrelated to the sale of cellular service, PCS or other telephone service in competition with AirTouch, AirTouch will have the option to purchase such Primary Store(s), including all improvements and fixtures therein and to assume

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.

          the lease in exchange for a price of $*** per store (other than the Perimeter Mall store) and for $*** for the kiosk/cart at Perimeter mall, together with the assumption of all bona fide obligations under the respective lease(s).

               (e) Agent shall provide to AirTouch, within ten (10) days after the Effective Date, evidence that it has notified the lessor of each Primary Store of AirTouch's rights to approve or disapprove Transfers and its rights of purchase under this Section 12.

               (f) Agent acknowledges and agrees that, in the event of any breach of this Section 12 by Agent, AirTouch will have no adequate remedy at law. Upon any such breach, AirTouch shall be entitled to equitable remedies, including temporary and permanent injunctive relief and specific performance, in addition to damages and other remedies.

               13. Signage.

               (a) To encourage further expansion of Agent's retail locations, AirTouch will provide Agent with a signage allowance of up to $ 5,000 per store for each new retail store location added by Agent after the Effective Date of this Amendment. In addition, AirTouch will reimburse Agent for up to $ 7,500 of the cost of replacing the PacTel(R) sign with an AirTouch(R) sign at North Point Mall, such cost to include the cost of the sign, installation, facade modifications, architectural fees, and related demolition.

               (b) Agent agrees to prominently display authorized "AirTouch"(R) signage at all Agent locations. Except as specified in subsection (a) of this section, such signage shall be solely at Agent's expense. Display or use by Agent of any "PacTel"(R) mark after June 1, 1995 will constitute a breach of this Agreement.

               14. Activation Terminals. AirTouch agrees that it will use reasonable best efforts to supply to Agent as promptly as feasible and in any event within 12 weeks after the Effective Date of this Amendment one activation terminal for each of its Primary Store retail locations set forth above, other than the Perimeter Mall location. AirTouch agrees that North Point may activate up to five phone lines per telephone call to AirTouch's

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


          activation department during the interim period until such activation terminals are received.

               15. Advertising Allowances.

               (a) With respect to activations commencing on the date hereof and continuing until March 31, 1996, AirTouch will provide a cooperative advertising allowance to Agent in an amount of *** of the cost of approved advertising up to a maximum contribution buy AirTouch of *** plus *** per New Customer activation during such period. Such amount will be expended by Agent on approved advertising on or before April 30, 1996.

               (b) With respect to activations on or after April 1, 1996, AirTouch will pay to Agent an advertising allowance of *** of the cost of approved advertising up to a maximum amount *** per activation for each New Customer activated on or after April 1, 1996. In addition, commencing with the second quarter of 1996, AirTouch will also pay to Agent an additional advertising allowance of *** for each calendar quarter in which Agent activates at least *** New Customers; provided that in determining whether Agent has met this standard in any calendar quarter, Agent may include any excess activations over *** in any of the three previous calendar quarters which have not already been used to meet the *** obligation in any prior quarter.

               (c) Payments under this paragraph 15 will be in lieu of any and all other advertising allowances or any other payments for advertising or marketing support. Such payments will be made no later than 20 days after Agent provides proof of advertising for which an allowance is payable hereunder or within 20 days after the end of the calendar quarter with respect to which such payment is made, as the case may be.

               16. Definitions. The parties understand and agree that the term "CRS Coverage Area," as used in this Sales Agent Agreement, refers to the following Georgia counties: Cherokee, Forsyth, Paulding, Cobb, Fulton, Gwinnett, Douglas, DeKalb, Walton, Newton, Rockdale, Henry, Clayton, Fayette and Butts.

               17. Complimentary Cellular Lines. Agent will be provided with at least *** complimentary cellular lines and at least *** access lines throughout the term of this Agreement.

          IN WITNESS WHEREOF, the parties have executed this Amendment, on the date first above mentioned, by their representatives, who personally attest that they are duly authorized to enter into this Agreement.



"AirTouch"                                           "Agent"
----------                                           -------

AIRTOUCH CELLULAR OF GEORGIA                  NORTH POINT CELLULAR, INC.
                                              d/b/a PEACHTREE MOBILITY


By:/s/                                          By:/s/Marc S. Greene, President
   --------------------------------------       --------------------------
Title: Director of Marketing and _________         Title:    President
      ----------------------------------                ------------------
               [CORPORATE SEAL]                    [CORPORATE SEAL]



ADDITIONAL LESSEES:

     The following Additional Lessees hereby execute this Agreement solely to evidence their Agreement to be bound by the provisions of section 12 of the Sales Agent Agreement, as added by this Amendment.



/s/Marc S. Greene
---------------------------                TOWN CENTER CELLULAR, INC.
Marc S. Greene
                                           by: /s/Marc S. Greene, President
                                              -------------------------------
                                               Marc S. Greene, President

GWINNETT PLACE CELLULAR, INC.              BUCKHEAD CELLULAR, INC.

by:/s Marc S. Greene, President            by:/s/Marc S. Greene, President
   -----------------------------              -------------------------------
   Marc S. Greene, President                   Marc S. Greene, President

                                    EXHIBIT A

                            LESSEES OF PRIMARY STORES


STORE LOCATION                             LESSEE
--------------                             ------

North Point Mall                           North Point Cellular, Inc.

Town Center                                Marc Greene and/or Town Center
                                           Cellular, Inc.

Perimeter Mall                             North Point Cellular, Inc.

Gwinnett Place Mall                        Marc Greene and/or Gwinnett Place
                                           Cellular, Inc.

Buckhead (2955 Peachtree Rd.)              Buckhead Cellular, Inc.

                            AMENDMENT NUMBER TWO TO
                             SALES AGENT AGREEMENT
                      FOR CELLULAR RADIOTELEPHONE SERVICE


      This Amendment is made and entered into on August 30, 1996, by and between AirTouch Cellular of Georgia, a Nevada corporation ("AirTouch") and Let's Talk Cellular of America, Inc., a Florida corporation ("Agent").

      WHEREAS, AirTouch and North Point Cellular, Inc. d/b/a Peachtree Mobility ("NPC"), a Georgia corporation, were parties to a Sales Agent Agreement dated October 19, 1993, as amended by an Amendment to Sales Agent Agreement for Cellular Radiotelephone Service between such parties dated April 6, 1995 (as so amended, the "Sales Agent Agreement");

      WHEREAS, as of the Effective Date (as defined below), NPC shall have assigned its rights under the Sales Agent Agreement, and Agent shall have assumed NPC's obligations under the Sales Agent Agreement, pursuant to an Assignment, Assumption and Consent Agreement between NPC, Agent and AirTouch dated the date hereof;

      WHEREAS, Agent and AirTouch have negotiated, and both parties desire, the modifications set forth in this Amendment;

      NOW THEREFORE, for and in consideration of the premises, the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged AirTouch and Agent agree as follows:

      1. Effective Date. This Amendment shall be effective on August 31, 1996 (the "Effective Date").

      2. Certain Definitions. All capitalized terms and other phrases defined in the Sales Agent Agreement shall have the same meaning given to them in the Sales Agent Agreement. All references to North Point in the Sales Agent Agreement shall be deemed references to Agent for purposes of this Amendment.

      3. Amendment to Section 3(d). Subsection (d) of Section 3 of the Sales Agent Agreement is hereby amended by deleting the words "and for a period of one (1) year after expiration or any termination hereof" and adding for clarity the words "for any competitor of AirTouch," so that as amended such provision reads:

              (d) Non-Competition. During the term of this Agreement, neither Agent, nor any parent, subsidiary, affiliate or entity owned or controlled by any individual or entity that own or controls Agent, will directly or indirectly provide, market, sell, lease, rent or otherwise offer CRS or CRS Equipment for any competitor of AirTouch within the CRS Coverage Area.

     4. Amendment to Section 9(a). Section 9(a) of the Sales Agent Agreement is amended to extend the "Initial Term" through December 31, 1998 and to eliminate the provision for automatic renewals by deleting it in its entirety and replacing it with the following:

         (a) Term. Unless sooner terminated in accordance with Section 9(b) hereof, the initial term of this Agreement (the "Initial Term" will continue through December 31, 1998. AirTouch and Agent may, by mutual agreement, renew or extend this Agreement on terms to be negotiated between them; provided that neither party is obligated to enter into any such renewal or extension.

     5. Address for Agent. Pursuant to Section 10(h) of the Sales Agent Agreement, Agent hereby designates its address for notices and legal process delivered or deliverable pursuant to the Sales Agent Agreement (as hereby amended) as follows until changed in accordance with Section 10(h):

                           Let's Talk Cellular of America, Inc.
                           5200 NW 77 Court
                           Miami, Florida 33166
                           Attn: Mr. Brett Beveridge

     6. Amendment to Section 12. Section 12 of the Sales Agent Agreement is amended by deleting it in its entirety and replacing it with the following:

          12.  Retail Locations: Trade Names; Restrictions on Transfer.

          (a) During the term of this Agreement, except as otherwise provided herein, Agent agrees to maintain the following retail locations for the purpose of selling AirTouch CRS and related equipment under the trade name "Peachtree Mobility" or "Let's Talk Cellular and Wireless": (i) North Point Mall; (ii) Gwinnett Place Mall; (iii) Town Center Mall; (iv) Perimeter Mall; (v) the Buckhead Store at 2955 Peachtree Road; (vi) Lenox Mall; and
     (vii) Northlake Mall. Such stores shall be referred to herein as the "Primary Stores." Agent hereby represents and warrants that Agent owns all right, title and interest in and to the trade names "Peachtree Mobility" and "Let's Talk Cellular and Wireless." Should any of the Primary Stores become partially or totally damaged by casualty, so that it would be impracticable for Agent to continue to operate such store while so damaged, then Agent's failure, while the store is so damaged, to maintain the store as otherwise required by this Section 12(a) shall not breach this Section 12(a), provided that Agent moves expeditiously to either (A) repair the store and resume normal operations as soon as reasonably practical or (B) open a substantially similar store in full compliance with Section 17 of this Agreement, which store shall be added as a "Primary Store." In any event, the damaged store shall remain a "Primary Store." Agent shall not proceed under the foregoing clause (B) unless its proceeding under the foregoing clause (A) either would not put the store back in operation within ten (10) days of its closure or would cost in excess of $10,000 to make the necessary repairs. Agent shall only be entitled to the signage allowance for the new Primary Store as provided for in Section 13(a) of this Agreement if Agent reopens the damaged Primary Store for the purpose of selling AirTouch CRS and related equipment under the trade name "Peachtree Mobility" or "Let's Talk Cellular and Wireless."

          (b) Agent hereby covenants and agrees that it will not sell, assign, distribute, devise, sublease, surrender or otherwise transfer, either directly, indirectly, by operation of law or in any other manner (any such transaction being referred to herein as a "Transfer") any right, title or interest in any lease for any of the Primary Stores or any right, title or interest in either of the trade names "Peachtree Mobility" or "Let's Talk Cellular and Wireless" to any person or entity other than: (i) a person or entity who will operate as an AirTouch agent and assume Agent's rights and obligations under this Agreement; or (ii) to a person or entity who will operate the Primary Stores or use such trade name for a purpose unrelated to the sale of CRS, personal communication system ("PCS") service or other mobile telecommunications service in competition with AirTouch; provided that if a Transfer is to be made pursuant to this Clause (ii) for such an unrelated use, then AirTouch will have a right of first refusal pursuant to subsection (c) of this section 12. Any Transfer permitted under clause (i) of this section 12(b) may be undertaken only with the prior written consent of AirTouch, but AirTouch will not unreasonably withhold such consent.

          (c) If Agent receives from a prospective purchaser and desires to accept a bona fide offer to purchase any right, title or interest in any or all leases of any Primary Store or in either of the trade names "Peachtree Mobility" or "Let's Talk Cellular and Wireless" who desires to use the leasehold premises or such name for a noncompeting purpose, as described in clause (ii) of section 12(b), then AirTouch shall have a right of first refusal as follows: AirTouch or its nominee shall have the right, exercisable within 10 business days after it receives all of the information set forth below, to elect to purchase such right, title or interest from Agent on the same monetary terms and conditions as are offered by such prospective purchaser. Agent will provide AirTouch with a written notice of such intended sale, setting forth the name and address of the prospective purchaser, the price and terms of such offer, a copy of such offer (if such offer is in writing), a copy of each relevant lease and all amendments and other documents affecting the use of the premises or any agreement with the lessor, and the following financial information: relevant payroll expense documents, and documents reflecting all recurring legal and financial obligations relating to operations at each such Primary Store location (or if there are no such documents, then descriptions of such

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


     obligations). If AirTouch elects to purchase such right, title and interest from Agent, then the parties shall use their best efforts to ensure that the closing thereof shall take place within ten (10) business days after the date of AirTouch's exercise. If AirTouch does not exercise its option within the 10 business day period after it receives all such information, then Agent may, within sixty (60) days after expiration of AirTouch's right of first refusal, sell, assign and transfer such lease and name, at the same price and terms contained in the written notice to AirTouch of such intended sale, subject to a covenant by the purchaser that such Primary Store will be used only for a noncompeting purpose (as described in clause
     (ii) of section 12(b)) and to the purchaser's agreement that AirTouch is an intended third party beneficiary with a right to enforce its right of first refusal hereunder.

          (d) This Agreement shall not be construed to require Agent to continue in the business of selling AirTouch cellular service; provided that this sentence is not intended to obviate the covenants of Agent in this section 12 or the other covenants in this Agreement with respect to exclusive dealing, noncompetition and assignment. In the event that Agent desires to use any or all of the Primary Stores for a purpose unrelated to the sale of cellular service, PCS or other telephone service in competition with AirTouch, AirTouch will have the option to purchase such Primary Store(s), including all improvements and fixtures therein and to assume the lease in exchange for a price of $*** per store (other than the Perimeter Mall store) and for $*** for the kiosk/cart at Perimeter Mall, together with the assumption of all bona fide obligations under the respective lease(s).

          (e) Agent shall provide AirTouch, within ten (10) days after the date of this Amendment, evidence that it has notified the lessor of each Primary Store of AirTouch's rights to approve or disapprove Transfers and its rights of purchase under this Section 12.

          (f) Agent acknowledges and agrees that, in the event of any breach of this Section 12 by Agent, AirTouch will have no adequate remedy at law. Upon any such breach, AirTouch shall be entitled to equitable remedies, including temporary and permanent injunctive relief and specific performance, in addition to damages and other remedies.

     7. Amendment to Section 15. The Sales Agent Agreement is amended to add a new subsection (d) to Section 15 thereof as follows:

          (d) AirTouch agrees that with respect to the cooperative advertising allowance provided for in Section 15(b) of this Agreement, AirTouch will do the following:

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.



               (i) For the period after the Effective Date and up to and including December 31, 1996, Agent may request reimbursement for approved advertising and be paid such amount up to a running deficit in such allowance account of $***. On and after January 1, 1997, Agent shall no longer be allowed to have a deficit in its allowance account but must first make up such deficit and earn any further allowance through activations before being reimbursed for any approved amount.

              (ii) Immediately after the Effective Date AirTouch shall credit such advertising allowance an amount equal to $*** against which credit Agent may apply for reimbursement of *** of the cost of approved signage and advertising for the Northlake and Lenox stores only. Agent acknowledges that this $*** advertising allowance credit is in lieu of and not in addition to the signage allowance provided under Section 13 of this Agreement.

             (iii) In addition, pursuant to Section 15(b) of this Agreement, AirTouch provides Agent with an additional advertising allowance of $*** for each calendar quarter in which Agent activates at least *** New Customers. This additional advertising allowance is credited to Agent's allowance after the end of each calendar quarter and in the case of the third calendar quarter of 1996 would generally be credited to the allowance in October of 1996. AirTouch agrees that it will immediately credit Agent's advertising allowance $*** representing an early credit of the third calendar quarter additional advertising allowance. If Agent fails to activate at least *** New Customers during the third quarter of 1996, then in the next calendar quarter in which Agent does activate at least *** New Customers, Agent will not be entitled to receive such additional advertising allowance. If Agent has not activated at least *** New Customers in a calendar quarter on or before June 30, 1997, then on such date, AirTouch will debit $*** from Agent's allowance account, and Agent will have to make up any deficit in such account before receiving any advertising reimbursement.

      8.    New Section 17. The Sales Agent Agreement is amended to add a new
Section 17 thereof as follows:

            17. Location of New Stores. AirTouch agrees, subject to the requirements of AirTouch's Retail Location Policy (a copy of which has been provided to Agent), as amended from time to time, that on or after January 1, 1997, Agent may open any new retail location at any time during the term of this

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


     Agreement and at any place within the CRS Coverage Area provided such location is in an enclosed all of greater than 1,000,000 square feet.

     9. Amendment to Section 3.a of Schedule 3. Section 3.a of Schedule 3 to the Sales Agent Agreement is amended to delete all language beginning with "a" and up to and including "$***" and insert the following in lieu thereof:

          a. For each New Customer with a Credit Class Code of A or B who activates on a cellular price plan with a monthly access charge greater than $*** per month:

                  for activations during 1995:           ***

                  for activations from 1/1/96
                  through 3/31/96                        ***

                  for activations during the
                  remainder of 1996:                     ***

                  for activations during 1997
                  and from 1/1/98 through 3/31/98:       ***

                  for activations from 4/1/98
                  through 12/31/98:                      ***







     10. Amendment to Section 3.b of Schedule 3. Section 3.b of Schedule 3 to the Sales Agent Agreement is amended to delete such section in its entirety and substitute the following in lieu thereof:

          b. For each New Customer activated on (or who transfer within *** after activation to) a cellular price plan with a monthly access charge of *** or less per month or who has a Credit Class Code of Q:


                  for activations during 1995:           ***

                  for activations from 1/1/96
                  through 3/31/96:                       ***

                  for activations during the
                  remainder of 1996:                     ***



           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


                  for activations during 1997
                  and from 1/1/98 through 3/31/98:       ***

                  for activations from 4/1/98
                  through 12/31/98:                      ***







     11. No Residuals. Nothing in this Amendment affects the agreement set forth in Section 2 of the April 16, 1995 amendment, and no residual commissions shall be paid or payable under the Sales Agent Agreement.

     12. Amendment Controlling. The Sales Agent Agreement is hereby deemed modified to give effect to each and every provision of this Amendment, and any and all provisions of the Sales Agent Agreement not consistent with any provision of this Amendment are hereby deemed amended to conform herewith. Except as amended by this Amendment, the Sales Agent Agreement remains in full force and effect.

     13.  Miscellaneous.

          (a) Captions. Titles and captions of or in this Amendment are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Amendment or the intent of any of its provisions.

          (b) Controlling Law. This Amendment is governed by, and shall be construed and enforced in accordance with the laws of the State of Georgia.

          (c) Counterparts. This Amendment may be signed by each party upon a separate copy, and in such case one counterpart of this Amendment shall consist of enough of such copies to reflect the signatures of each party to this Amendment. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment or its terms to produce or account for more than one of such counterparts.

     DULY EXECUTED and delivered by the undersigned parties on the date first set forth above, effective as of the Effective Date.


      AirTouch:                         AIRTOUCH CELLULAR OF GEORGIA

                                        By:/s/ K. Molinaro
                                           ------------------------------------
                                           Name:   Kenneth R. Molinaro
                                                -------------------------------
                                           Title:  Director of Finance
                                                 -------------------------------

      Agent:                            LET'S TALK CELLULAR OF AMERICA, INC.

                                        By:/s/Brett Beveridge
                                           ------------------------------------
                                           Brett Beveridge
                                           Vice President


                                    * * * * *

                                    AGREEMENT
                                     BETWEEN
               BELLSOUTH CELLULAR NATIONAL MARKETING, INC. ("BCN"),
                   AIRTOUCH CELLULAR OF GEORGIA ("AIRTOUCH"),
                                       AND
                  LET'S TALK CELLULAR OF AMERICA, INC. ("LTC").



              WHEREAS, BCN and LTC are parties to that certain Retail Representative Agreement effective April 1, 1994 ("BCN Agreement");

              WHEREAS, LTC wishes to purchase the assets of North Point Cellular, Inc., and in connection therewith LTC expects to be substituted for North Point Cellular, Inc., in an Agreement among LTC, North Point Cellular, Inc., and AirTouch (the "Transaction");

              WHEREAS, LTC would be in breach of the BCN Agreement were it to consummate the Transaction and perform services for AirTouch in the Atlanta Markets (as defined below):

              WHEREAS, BCN and LTC have agreed to cancel LTC's obligations to BCN in the Atlanta Markets by separate Agreement of even date herewith;

              WHEREAS, the parties wish to alleviate any uncertainty as to whether any of the above actions or other actions as described herein would constitute tortious interference or any other cause of action by any party against any other;

              NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

              1. BCN does hereby unconditionally and irrevocably forever waive, release and discharge AirTouch, its subsidiaries and affiliates, and the officers, directors, employees or agents of each of them (collectively "AirTouch"), from all obligations and liabilities of AirTouch to BCN, and all claims and causes of action (whether at law or in equity) of BCN against AirTouch, that arise out of, are a result of, involve or otherwise exist with respect to (a) any purchase by LTC of all or any part of the business of North Point Cellular, Inc., d/b/a Peachtree Mobility, a Georgia corporation, (b) any modification of the BCN Agreement, (c) any modification of LTC's relationship with BCN in Georgia, (d) LTC's becoming an AirTouch agent in Georgia, or (e) any discussions and negotiations relating to any of the foregoing; and BCN further confirms for the benefit of AirTouch there are no agreements between BCN (or any of its affiliates) and LTC that restrict LTC's right to become and remain an agent of AirTouch in Georgia in the Atlanta Markets as follows:

              Athens, GA MSA
              Atlanta, GA MSA
              GA 3 RSA
              GA 4 RSA
              GA 4 RSA

              2. AirTouch and LTC hereby jointly and severally represent and warrant to BCN that there are no agreements or commitments, formal or informal, between AirTouch (or any of its affiliates) and LTC that would restrict LTC's right to become an agent of BCN in the Atlanta Market effective on or after January 1, 1999 (a "Restrictive Covenant"); provided that this shall not prohibit AirTouch and LTC from negotiating and entering into a Restrictive Covenant in the future; provided further that BCN acknowledges that discussions regarding the possibility of Restrictive Covenant have taken place between AirTouch and LTC prior to the date hereof and may take place after the date hereof; provided further that the occurrence of those discussions have not and will not breach the foregoing representation and warranty to the extent that such discussions prior the date hereof have not resulted in any Restrictive Covenant; and provided further that the parties acknowledge that the foregoing representation and warranty is not breached by the following provision contained in the sales agent agreement entered into or to be entered into between AirTouch and LTC:

              During the term of this [sales agent agreement] and for a period of two (2) years after any expiration or termination thereof, Agent [LTC] will not, either directly or indirectly, request any present or future customers of AirTouch whose identity became known to Agent as a result of Agent's dealings for or on behalf of AirTouch or pursuant to this [sales agent agreement] to curtail or cancel their business or CRS with AirTouch within the CRS Coverage Area, or to switch their CRS within the CRS Coverage Area to [any person or entity providing or selling CRS other than AirTouch];

where "CRS" means cellular radiotelephone service and "CRS Coverage Area" means the following counties in Georgia: Cherokee, Forsyth, Pauling, Cobb, Fulton, Gwinnett, Douglas, DeKalb, Walton, Newton, Rockdale, Henry, Clayton, Fayette and Butts.

              3. BCN and LTC jointly and severally represent and warrant to AirTouch that there are no agreements or commitments, formal or informal, between BCN (or any of its affiliates) and LTC for LTC to become an agent of BCN (or any of its affiliates) in any of the Atlanta Markets at any time (an "Agency Agreement"); provided that this shall not prohibit BCN and LTC from negotiating and entering into an Agency Agreement for periods beginning on or after January 1, 1999; provided further that AirTouch acknowledges that discussions regarding the possibility of an Agency Agreement covering periods beginning on or after January 1, 1999 have taken place between BCN and LTC prior to the date hereof and may take place after the date hereof; and provided further that the occurrence of those discussions have not and will not breach the foregoing representation and warranty to the extent that such discussions prior to the date hereof have not resulted in any Agency Agreement.

              4. LTC hereby represents and warrants to AirTouch and BCN that LTC has not made at this time any decision that it will operate as an agent for either AirTouch or BCN (or any of their respective affiliates) in the Atlanta Market on or after January 1, 1999, and further represents that it intends to give both AirTouch and BCN the opportunity to negotiate for its services for that period.

              5. LTC does hereby unconditionally and irrevocably forever waive, release and discharge AirTouch and BCN from all obligations and liabilities of BCN or AirTouch to LTC, in all claims and causes of action (whether at law or in equity) of LTC against BCN or AirTouch, that arise out of, are a result of, involve or otherwise exist with respect to any action by BCN or AirTouch through the date of this Agreement.

              IN WITNESS WHEREOF, the parties hereto have executed, sealed and delivered this Agreement in three counterparts.

BELLSOUTH CELLULAR
 NATIONAL MARKETING, INC.

By:/s/ M.T. Walsh
   --------------------------
Print: M.T. Walsh
      -----------------------
Title: Vice President
      -----------------------
Date: 8-29-96
     ------------------------



LET'S TALK CELLULAR OF AMERICA, INC.

By:/s/ Brett Beveridge
   --------------------------
Print: Brett Beveridge
      -----------------------
Title:Vice President
      -----------------------
Date: 8-30-96
     ------------------------


AIRTOUCH CELLULAR OF GEORGIA

By:/s/ Kenneth R. Molinaro
   --------------------------
Print: Kenneth R. Molinaro
      -----------------------
Title: Director of Finance
      -----------------------
Date: 8/30/96
     ------------------------